UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 28, 2025

Date of Report (Date of earliest event reported)

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 N. Sam Houston Parkway W., Suite 400 Houston, TX, 77086

(Address of principal executive office and zip code)

(713) 849-9911

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 28, 2025, PWRTEK, LLC, a Texas limited liability company (“PWRTEK”) and a subsidiary of Flotek Industries, Inc., a Delaware corporation (the “Company”) entered into a series of transactions pursuant to an Asset Purchase Agreement, dated as of April 28, 2025 (the “Purchase Agreement”), with ProFrac GDM, LLC (“ProFrac GDM”), a Texas limited liability company, and a wholly-owned subsidiary of ProFrac Holding Corp., a Delaware corporation (“ProFrac”), and various subsidiaries of ProFrac, pursuant to which, among other things, PWRTEK acquired from ProFrac GDM certain mobile power generation assets and related intellectual property, which were concurrently leased back to ProFrac GDM pursuant to an Agreement for Equipment Rental, dated as of April 28, 2025, by and between PWRTEK and ProFrac GDM (the “Lease Agreement”).

The consideration for the purchased assets consisted of the following: (1) an offset of $17.6 million against order shortfall payments (“OSP”) that are currently due and payable under the Company’s previously disclosed Chemical Products Supply Agreement with ProFrac Services, LLC (the “Supply Agreement”), (2) a warrant (the “Warrant”) to purchase 6 million shares of the Company’s common stock, $0.0001 par value (the “Common Stock”), (3) a secured promissory note in the initial principal amount of $40 million (the “Note”), and (4) offsets against potential future OSP amounts that may become due under the Supply Agreement.

Pursuant to the terms of the Lease Agreement, ProFrac GDM has agreed to lease from PWRTEK 22 units, comprised of 14 digitally enhanced mobile natural gas power generation filtration units and 8 gas distribution units and 8 additional units, comprised of 7 gas distribution units and 1 mobile natural gas power generation filtration unit, that are currently under construction or to be constructed (collectively, the “Leased Equipment”) for a period of six years. The Lease Agreement provides for fixed rental rates for the Leased Equipment during the first five years of the Lease Agreement, and then prevailing market rates during the sixth year of the term. Existing Leased Equipment will be placed into service immediately, with fees accruing beginning on the effective date of the Lease Agreement. Leased Equipment under construction, which is expected to be placed into service throughout the second half of 2025, will begin accruing fees at the earlier of the in-service date or January 1, 2026. The rental rates under the Lease Agreement are subject to most favored nation adjustments in the event that PWRTEK enters into similar lease arrangements with certain third parties. The Lease Agreement also provides for offset rights (1) permitting PWRTEK to offset amounts that are past due by more than 75 days against amounts outstanding under the Note, and (2) permitting ProFrac GDM to offset against the principal of the Note a maximum of two months of rental payments under the Lease Agreement in any twelve-month period (beginning after January 1, 2026). ProFrac GDM is also subject to certain limitations on making distributions, incurring debt, liens and conducting certain business activities over the life of the Lease Agreement. In the event that ProFrac GDM fails to make monthly rental payments (resulting in an event of default), then PWRTEK may terminate the Lease Agreement and retake possession of the Leased Equipment.

The Warrant has a 7-year term, and can be exercised on a cashless basis for nominal consideration at any time following the date on which the Company’s stockholders have approved the issuance of the shares of Common Stock underlying the Warrant (the “Stockholder Proposal”). The Company expects to hold a special stockholder meeting to approve the Stockholder Proposal in July 2025. The Company has agreed to register the resale of the shares underlying the Warrant pursuant to the terms of an existing registration rights agreement between the Company and ProFrac and its affiliates. In addition, an affiliate of ProFrac that beneficially owns shares of Common Stock and the directors and certain executive officers of the Company have entered into voting agreements (“Voting Agreements”) under which such parties have agreed to vote their respective shares of Common Stock beneficially owned in favor of the Stockholder Proposal. Under certain circumstances, including if stockholder approval for the Stockholder Proposal is not timely obtained, ProFrac may elect to convert the Warrant into a five-year promissory note on substantially similar terms to the Note, and having a principal amount equal to the Black-Scholes value of the shares of Common stock underlying the Warrant.

The Note provides for a five-year term and is subject to a 10.0% annual interest rate, payable in cash or in-kind at PWRTEK’s option. PWRTEK’s obligations under the Note are secured by a first priority lien on the assets acquired by PWRTEK under the Purchase Agreement, including the Leased Equipment, as well as certain after-acquired property of PWRTEK. While the Note includes certain prepayment restrictions, both PWRTEK and ProFrac GDM can each elect to apply up to fifty percent (50%) cumulatively of any OSP that becomes due and payable under the Supply Agreement to prepay principal and interest due under the Note without penalty. The obligations of PWRTEK under the Note have been guaranteed by the Company pursuant to a Guaranty, dated as of April 28, 2025 between the Company and ProFrac GDM (the “Parent Guaranty”). Pursuant to the Note, PWRTEK is also subject to certain customary limitations on making distributions, incurring debt, liens, and conducting certain business activities while the Note is outstanding.

In addition, in connection with the foregoing transactions, on April 28, 2025, the Company and Amerisource Funding, Inc. (“Amerisource”) entered into a letter agreement (the “Letter Agreement”) with respect to the Company’s Revolving Loan and Security Agreement, dated as of August 14, 2023 (as amended by that certain first amendment, dated as of October 5, 2023 and that certain second amendment, dated as of August 4, 2024) among the Company, Flotek Chemistry, LLC and JP3 Measurement LLC, as borrowers, and Amerisource, as lender, relating to the Company’s asset-backed loan (the “ABL”). Pursuant to the Letter Agreement, Amerisource will not test compliance with the Tangible Net Worth (as defined in the ABL) covenant under the ABL through December 31, 2025, and instead, the Company will be required to maintain positive trailing three-month consolidated net income, tested monthly, and PWRTEK will be prohibited from making distributions (including dividends or similar payments), except as permitted pursuant to the Lease Agreement.

The Purchase Agreement also includes customary representations, warranties, indemnities and covenants consistent with a transaction of similar type and size.

The foregoing description of the Purchase Agreement, Lease Agreement, Note, Warrant, Voting Agreements, the Parent Guaranty and the Letter Agreement do not purport to be complete and are qualified in its entirety by reference to the complete text thereof, which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the Note and Parent Guaranty is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The information regarding the sale of the Warrant included in Item 1.01 above is incorporated into this Item 3.02 by reference. The issuance of the Warrant (and underlying shares of Common Stock) was undertaken in reliance upon the exemption from the registration described in Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure

On April 28, 2025 the Company issued a press release announcing the closing of the transactions described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated April 28, 2025, among ProFrac GDM, LLC, PWRTEK, LLC, ProFrac Holding Corp., ProFrac Services, LLC, Flotek Industries, Inc. and Flotek Chemistry LLC

10.2	Lease Agreement, dated April 28, 2025, between PWRTEK, LLC and ProFrac GDM, LLC

10.3	Form of Warrant

10.4	Form of Note

10.5	Form of Voting Agreement (ProFrac)

10.6	Form of D&O Voting Agreement

10.7	Form of Parent Guaranty

10.8	Letter Agreement, dated as of April 28, 2025, between Amerisource Funding, Inc. and Flotek Industries, Inc.

99.1	Press Release of Flotek Industries, Inc., dated April 28, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: April 28, 2025	/s/ Bond Clement
Name: Bond Clement
Title: Chief Financial Officer

Exhibit 10.1

ASSET PURCHASE AGREEMENT

by and among

PROFRAC GDM, LLC

as Seller,

PWRTEK, LLC,

as Buyer,

and

solely for the purposes stated expressly herein,

PROFRAC HOLDING CORP.,

PROFRAC SERVICES, LLC,

FLOTEK INDUSTRIES, INC.

and

FLOTEK CHEMISTRY, LLC

Dated as of April 28, 2025

Certain identified information has been excluded because it is both (1) not material and (2) private and confidential. Such excluded information is identified herein with “[***].”

Certain annexes and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted achievement to the Securities and Exchange Commission on a confidential basis upon request

-i-

5.05	Legal Proceedings	24
5.06	Brokers	25
5.07	Compliance with Laws	25

ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF THE COMPANY		25
6.01	Corporate Existence	25
6.02	No Conflicts or Litigation	25
6.03	Authority and Enforceability	26
6.04	Approvals	26
6.05	Certain Fees	26
6.06	Compliance with Laws	27
6.07	Transactions with Affiliates	27
6.08	Securities Law Matters	27

ARTICLE VII. COVENANTS		28
7.01	Access to Information	28
7.02	Tax Matters	28
7.03	Confidentiality; Publicity	29
7.04	Employees	30
7.05	Under Construction Assets	30
7.06	Seller Names and Marks	31
7.07	Bulk Transfer Laws	31
7.08	Title Matters	31
7.09	Further Assurances	31
7.10	Company Stockholder Approval	31
7.11	Proxy Statement	32
7.12	Registration Rights Agreement	33
7.13	Exchange Listing	33

ARTICLE VIII. INDEMNIFICATION		34
8.01	Survival of Representations and Warranties and Covenants	34
8.02	Indemnification by Seller	34
8.03	Indemnification by Buyer	35
8.04	Indemnification by Company	35
8.05	Certain Limitations	35
8.06	Indemnification Procedures	36
8.07	Payments	38
8.08	Tax Treatment of Indemnification Payments	38
8.09	Exclusive Remedies	38

ARTICLE IX. MISCELLANEOUS		38
9.01	Entire Agreement	38
9.02	Expenses	38
9.03	No Waiver	39
9.04	Amendments	39
9.05	Addresses for Notices	39
9.06	Captions	40

-ii-

9.07	Severability	40
9.08	Assignment	40
9.09	No Third-Party Beneficiary	40
9.10	Specific Performance	41
9.11	Counterparts	41
9.12	Governing Law; Jurisdiction; Waiver of Jury Trial	41

-iii-

EXHIBITS

Exhibit A	Form of Bill of Sale, Assignment and Assumption Agreement [Omitted]
Exhibit B	Form of Intellectual Property Assignment [Omitted]
Exhibit C	Form of Intellectual Property License [Omitted]
Exhibit D	Specifications for Under Construction Assets [Omitted]
Exhibit E	Form of Warrant [Omitted]
Exhibit F	Form of Note [Omitted]
Exhibit G	Form of Security Agreement [Omitted]
Exhibit H	Form of Voting Agreement [Omitted]
Exhibit I	Form of D&O Voting Agreement [Omitted]
Exhibit J	Restructuring [Omitted]

SCHEDULES

Schedule 1.01	Permitted Liens [Omitted]
Schedule 2.01(a)	Principal Assets [Omitted]
Schedule 2.01(b)	Acquired Inventory [Omitted]
Schedule 2.01(c)	Personal Property [Omitted]
Schedule 2.01(d)	Under Construction Assets [Omitted]
Schedule 2.01(e)	Intellectual Property Assets [Omitted]
Schedule 2.01(f)	Assigned Contracts [Omitted]
Schedule 2.01(g)	Permits [Omitted]
Schedule 3.03(c)	Licensed IP [Omitted]

Seller Disclosure Schedule [Omitted]

-iv-

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) is entered into as of April 28, 2025, by and among ProFrac GDM, LLC, a Texas limited liability company and indirect subsidiary of ProFrac (“Seller”), PWRTEK, LLC, a Texas limited liability company and subsidiary of the Company (“Buyer”), ProFrac Holding Corp., a Delaware corporation (“ProFrac”), solely with respect to the ProFrac Provisions, Flotek Industries, Inc., a Delaware corporation (the “Company”), solely with respect to the Company Provisions, ProFrac Services, LLC, a Texas limited liability company (“ProFrac Services”), solely with respect to Sections 3.02, 3.03(c) and 4.07 of this Agreement, and Flotek Chemistry, LLC, an Oklahoma limited liability company (“Flotek Chemistry”), solely with respect to Section 3.02 of this Agreement (each of the preceding a “Party”, and collectively, the “Parties”).

RECITALS:

WHEREAS, as a result of the Restructuring, Seller owns certain power generating assets used primarily for the provision of mobile monitoring tools for hydraulic fracturing operations in the oil and gas industry (the “Business”);

WHEREAS, Seller desires to sell, transfer and assign to Buyer, and Buyer desires to purchase from Seller, certain assets relating to the Business, and in connection therewith, Buyer has agreed to assume certain liabilities of Seller in exchange for the Offset Price (as defined below), on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, in connection with the other transactions described herein, at the Closing (i) the Company will issue and sell to Seller a warrant to purchase six million (6,000,000) shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), subject to stockholder approval, substantially in the form of Exhibit E hereto (the “Warrant”, and the Warrant and the underlying shares of Common Stock, the “Securities”); (ii) Buyer will execute and deliver to Seller a promissory note in the initial principal amount of $40,000,000, substantially in the form of Exhibit F hereto (the “Note”); and (iii) the Parties will have agreed to Residual Offset (as defined below) in an amount equal to $7,247,891.38 (the “Residual Amount”), in each case on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

ARTICLE I.

DEFINITIONS

1.01 Definitions. As used in this Agreement, the following defined terms have the meanings indicated below:

“2024 OSP” has the meaning set forth in Section 3.02(a).

“Acquired Assets” has the meaning set forth in Section 2.01.

“Acquired Inventory” has the meaning set forth in Section 2.01(b).

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with the Person specified; provided that for purposes of this definition, neither Buyer or Company, on the one hand, nor Seller or ProFrac, on the other hand, will be deemed Affiliates of the other; and provided further that “Affiliate” with respect to Seller shall mean ProFrac and its Subsidiaries.

“Agreed Allocation” has the meaning set forth in Section 3.05.

“Agreement” has the meaning set forth in the preamble hereto.

“Approval Deadline” has the meaning set forth in Section 7.10(b).

“Assigned Contracts” has the meaning set forth in Section 2.01(f).

“Assumed Liabilities” has the meaning set forth in Section 2.03.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.02.

“Bill of Sale, Assignment and Assumption Agreement” means a Bill of Sale, Assignment and Assumption Agreement, by and between Seller and Buyer, in substantially the form attached hereto as Exhibit A.

“Business” has the meaning set forth in the recitals.

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in Houston, Texas are authorized or obligated to close.

“Buyer” has the meaning set forth in the preamble to this Agreement.

“Buyer Fundamental Representations” means the representations and warranties of Buyer set forth in Sections 5.01 (Organization and Good Standing), 5.02 (Authorization), 5.04 (Non-Contravention) and 5.06 (Brokers).

“Cap” has the meaning set forth in Section 8.05(a).

“Closing” has the meaning set forth in Section 3.01.

“Closing Date” has the meaning set forth in Section 3.01.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals.

“Company Board” means the board of directors of the Company.

“Company Stockholders Meeting” has the meaning set forth in Section 7.10(a).

“Consideration” has the meaning set forth in Section 3.02(a).

“Company Provisions” means (a) Sections 7.10, 7.11, 7.12 and 7.13, (b) the Company Representations, and (c) Article VIII and Article IX.

“Company Representations” means the representations and warranties of the Company set forth in Article VI.

“Company SEC Documents” has the meaning set forth in Section 6.08.

“Contract” means any written contract, agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement, purchase order, binding bid, letter of credit or other legally binding document or arrangement.

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through ownership of voting securities or ownership interests, by Contract or otherwise, and specifically with respect to a corporation, partnership or limited liability company, means direct or indirect ownership of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Dataroom” means the virtual data room “Project Titan” hosted by Venue in connection with the Transaction.

“Deductible” has the meaning set forth in Section 8.05(a).

“Effective Time” means 12:01 a.m., prevailing Central Time, on the Closing Date.

“Environmental Claim” means any Proceeding, Order, Lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence of, Release of, or exposure to, any Hazardous Substance; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.

“Environmental Laws” means Laws with respect to protection of the environment, natural resources, or occupational health and safety, including (a) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (b) the treatment, storage, disposal or remediation of Hazardous Substances.

“Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit.

“Environmental Permit” means any Permit required by or from a Governmental Authority under any Environmental Law.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” has the meaning set forth in Section 2.02.

“Excluded Liabilities” has the meaning set forth in Section 2.04.

“Flotek Chemistry” has the meaning set forth in the preamble to this Agreement.

“Future OSP” means any Order Shortfall Payments that may become due and payable to Flotek Chemistry under the Supply Agreement beginning in calendar year 2026 (which would be in respect of Order Shortfall Payments arising as a result of orders under the Supply Agreement during calendar year 2025) and through the end of the term of the Supply Agreement (as and to the extent it may be extended).

“Governmental Authority” means any entity exercising executive, legislative, judicial, regulatory, Tax or administrative functions of or pertaining to government of the United States, or of any state of the United States, city, county or political subdivision, and any tribunal, court or arbitrator(s) of competent jurisdiction therein, including zoning, planning and subdivision authorities, agencies, departments, boards, commissions or instrumentalities.

“Hazardous Substance” means any regulated quantity or concentration of a substance or material listed, defined or classified as a hazardous substance, hazardous material, extremely hazardous substance, toxic substance, or hazardous waste under any Environmental Law, including petroleum and petroleum products, polychlorinated biphenyls, asbestos-containing materials, radioactive materials, flammables and explosives.

“Holdings II” means ProFrac Holdings II, LLC, a Texas limited liability company.

“Income Taxes” means any Tax imposed on, or measured by, income, franchise, profits or gross receipts or any similar Taxes.

“Institutional Accredited Investor” means an institutional “accredited investor” within the meaning of subparagraph (a) (1), (2), (3), (7) or (8) of Rule 501 under the Securities Act.

“Intellectual Property” means any of the following: (i) patents and patent applications utility models and applications for utility models, inventor’s certificates and applications for inventor’s certificates, and invention disclosure statements, together with all reissuances, continuations, continuations-in-part, divisionals, revisions, extensions, and reexaminations thereof, (ii) trademarks, service marks, trade names, logos, trade dress and other source indicators and registrations and applications to register any of the foregoing, including intent-to-use registrations or similar pending reservations of marks (as well as all goodwill associated therewith), (iii) works of authorship and copyrights (whether registered or unregistered), applications for copyright registration, moral rights and waivers and consents not to enforce such moral rights, (iv) Internet domain names, URLs, and social media identifiers and handles, (v) Software (including object code, source code, or other form), data, databases, and collections of data; (vi) Trade Secrets; and (vii) any and all rights (created or arising under the laws of any jurisdiction anywhere in the world, whether statutory, common law, or otherwise) now existing and related to the items in the foregoing clauses (i) through (vi).

“Intellectual Property Assets” has the meaning set forth in Section 2.01(e).

“Intellectual Property Assignment” has the meaning set forth in Section 3.03(b).

“Intellectual Property License” has the meaning set forth in Section 3.03(c).

“Knowledge of Buyer” or “Buyer Knowledge” means the actual knowledge, after due inquiry of each of the chief executive officer and chief financial officer of the Company.

“Knowledge of Company” or “Company Knowledge” means the actual knowledge, after due inquiry of each of the chief executive officer and chief financial officer of the Company.

“Knowledge of Seller” means the actual knowledge, after due inquiry of each of the executive chairman, chief financial officer and general counsel of ProFrac Services.

“Laws” means applicable laws, statutes, rules, regulations, ordinances, and codes having the effect of law, of the United States or any state, county, city or other political subdivision thereof or of any Governmental Authority (or under the authority of the NYSE).

“Lease Agreement” means that certain agreement for equipment rental, dated as of the Closing Date, by and between Seller and Buyer, pursuant to which Buyer will lease certain power generating assets to Seller.

“Liabilities” of any Person means, as of any given time, any and all indebtedness, liabilities, commitments and obligations of any kind of such Person, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, asserted or not asserted, known or unknown, determined, determinable or otherwise, whenever or however arising (including whether arising out of any Contract or tort based on negligence or strict liability).

“Licensed IP” means the Intellectual Property identified on Schedule 3.03(c).

“Liens” means any mortgage, deed of trust, pledge, security interest, lease, lien, levy, charge, easement, restrictive covenant, encroachment or other encumbrance, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing, other than Permitted Liens.

“Losses” means losses, damages, Liabilities, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of defense and, subject to the limitations set forth in this Agreement, settlement and reasonable fees and expenses of lawyers, experts, and other professionals, and costs of enforcing any right to indemnification hereunder (to the extent it is finally determined that such related matter is entitled to be indemnified) and the cost of pursuing any insurance providers.

“Material Adverse Effect” means any material and adverse effect on: (i) the assets, liabilities, financial condition, business, or operations of the Company and its Subsidiaries, taken as a whole, other than (A) those occurring as a result of general economic or financial conditions or other developments that are not unique to and do not have a material disproportionate impact on the Company and its Subsidiaries but also affect other Persons who participate in or are engaged in the lines of business of which the Company and its Subsidiaries participate or are engaged, and (B) any change, in and of itself, in the market price or trading volume of the Common Stock; (ii) the ability of the Company and its Subsidiaries, taken as a whole, to carry out their businesses as of the date of this Agreement; (iii) the legality, validity, or enforceability of any Transaction Document; or (iv) the ability of the Company and its Subsidiaries, including without limitation Buyer, to consummate the Transactions, or perform its obligations, under any Transaction Document on a timely basis.

“Note” has the meaning set forth in the recitals.

“NYSE” means the New York Stock Exchange.

“Offset Price” has the meaning set forth in Section 3.02(a)(i).

“Order” means any writ, judgment, decree, injunction or award issued, or otherwise put into effect by or under the authority of any court, administrative agency, or other Governmental Authority (in each such case whether preliminary or final).

“Order Shortfall Payments” has the meaning set forth in the Supply Agreement.

“Organizational Documents” means, as the context requires, (i) the certificate or articles of incorporation or organization, as applicable, and bylaws, or other equivalent organizational documents, each as amended to date, and/or (ii) the certificate of formation and limited liability company agreement or other equivalent organizational documents, each as amended to date.

“Outside Date” has the meaning set forth in Section 7.05(b).

“Party” or “Parties” means Seller and Buyer, each individually, a “Party,” and collectively as the “Parties.”

“Permits” means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted, issued, made or required by any Governmental Authority.

“Permitted Liens” means those Liens set forth on Schedule 1.01.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, other business or entity or Governmental Authority.

“Post-Closing Tax Period” means any taxable period or portion thereof beginning on the Closing Date. For a Straddle Period, the portion of the Straddle Period that begins on the Closing Date shall constitute a Post-Closing Tax Period.

“Pre-Closing Tax Period” means any taxable period or portion thereof ending prior to the Closing Date. For a Straddle Period, the portion of the Straddle Period that ends on the day immediately prior to the Closing Date shall constitute a Pre-Closing Tax Period.

“Principal Assets” has the meaning set forth in Section 2.01(a).

“Proceeding” means any action, legal contest, suit, complaint, investigation, audit, petition, demand, claim, proceeding, arbitration, mediation, hearing or other proceeding (whether civil, criminal, administrative or judicial, or whether public or private) commenced, brought, conducted or heard by or before a Governmental Authority or an arbitrator.

“ProFrac Provisions” means (a) Sections 4.01, 4.02, 4.03, 4.10(b), 7.10(c), 7.10(e) and 7.11 and (b) Article IX.

“ProFrac Services” has the meaning set forth in the preamble hereto.

“Proxy Statement” means the proxy statement to be sent to the Stockholders in connection with the matters contemplated by Section 7.10.

“Records” has the meaning set forth in Section 2.01(e).

“Registration Rights Agreement” means that certain registration rights agreement, dated as of June 22, 2022, by and among the Company, ProFrac Holdings, LLC, a Texas limited liability company, and ProFrac, as amended.

“Regulation S-K” means SEC Regulation S-K.

“Release” or “Released” has the meaning set forth in 42 U.S.C. Section 9601(22).

“Representatives” means, as to any Person, its officers, directors, managers, employees, agents, partners, members, stockholders, counsel, accountants, financial advisors, engineers, consultants and other advisors or any other representatives of such Person.

“Residual Amount” has the meaning set forth in the recitals.

“Restructuring” means, collectively, the transactions set forth on Exhibit J.

“SEC” means the United States Securities and Exchange Commission.

“Securities” has the meaning set forth in the recitals.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Seller Disclosure Schedule” means the Disclosure Schedule delivered by Seller concurrently with the execution and delivery of this Agreement.

“Seller Fundamental Representations” means the representations and warranties of Seller set forth in Sections 4.01 (Organization and Good Standing), 4.02 (Authorization), 4.03 (Non-Contravention), 4.06 (Title to and Sufficiency of Acquired Assets), 4.07(c) (Intellectual Property) and 4.13 (Brokers).

“Software” means all (a) computer programs, including all software implementations of algorithms, models and methodologies, whether in source code, executable code, or object code; (b) descriptions, flow charts and other work product used to design, plan, organize and develop any of the foregoing; (c) screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (d) documentation, including user manuals and other training documentation, related to any of the foregoing.

“Stockholder Approval” means approval by the Stockholders to issue the shares of Common Stock underlying the Warrant without ownership limitations; provided that for purposes of this definition, such approval will require the affirmative vote of a majority of the voting power of Common Stock present in person or by proxy and entitled to vote on the proposal at the meeting; provided further, however, that if a higher threshold is required by the rules and regulations of the NYSE, “Stockholder Approval” shall mean such higher threshold.

“Stockholders” means the holders of the outstanding shares of Common Stock.

“Straddle Period” means a taxable period that begins before the Closing Date and ends on or after the Closing Date.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests sufficient to elect at least a majority of its board of directors or other governing body or, if there are no such voting interests, 50% or more of the equity interests, of which is owned directly or indirectly by such first Person; provided that for purposes of this definition, neither the Company, Buyer, nor any of the Company’s other Subsidiaries will be deemed to be a Subsidiary of ProFrac.

“Supply Agreement” means that certain Chemical Products Supply Agreement, as amended, dated as of February 2, 2022, by and between Flotek Chemistry and Profrac Services.

“Tax” means any and all federal, state, provincial, local, foreign and other taxes, levies, fees, imposts, duties, and similar governmental charges in the nature of a tax (including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto), including income, franchise, profits, gross receipts, ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, unclaimed property, escheat, capital stock, license, license fee, utility revenue, branch, payroll, withholding, employment, social security (or similar), unemployment, compensation, utility, severance, environmental, production, estimated, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes, and customs duties.

“Tax Authority” means any Governmental Authority having jurisdiction over the assessment, determination, collection, administration or imposition of any Tax.

“Tax Return” means any return, report, information return, declaration, claim for refund, election, disclosure, estimate, or other document, together with all schedules, attachments, amendments and supplements thereto (including all related or supporting information), supplied to or required to be supplied to any Governmental Authority in respect of Taxes.

“Trade Secrets” means any confidential and proprietary information, trade secrets, know how, designs, processes, inventions, techniques, methods, formulae, algorithms, layouts, designs and specifications, source code, technical data, customer and supplier lists, pricing, cost information, and business and marketing plans.

“Transaction Documents” means (a) this Agreement, (b) the Bill of Sale, Assignment and Assumption Agreement, (c) the Intellectual Property Assignment, (d) the Intellectual Property License, (e) the Warrant, (f) the Note, (g) the Security Agreement, (h) the Voting Agreement, and (i) the D&O Voting Agreement, as the case may be, and each other document contemplated hereby or thereby.

“Transactions” means the transactions contemplated by the Transaction Documents.

“Transitional Marks” means any trademarks, service marks, trade names or logos affixed or otherwise displayed on any of the Acquired Assets.

“UCA Contracts” means all purchase orders and other Contracts with third parties related to the manufacture, service or maintenance of the Under Construction Assets.

“Under Construction Assets” has the meaning set forth in Section 2.01(d).

“U.S. Dollars” means the lawful currency of the United States.

“Warrant” has the meaning set forth in the recitals.

1.02 Certain Principles of Interpretation. In this Agreement, unless otherwise indicated, all words defined in the singular have the corresponding meaning in the plural and vice versa; words importing any gender include all other genders; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to “writing” include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words “including”, “includes” and “include” shall be deemed to be followed in each instance by the words “without limitation”; the words “shall” and “will” have the same meaning; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to articles, sections (or subdivisions of sections), exhibits, annexes or schedules of or to this Agreement; references to agreements and other contractual instruments shall be deemed to include all amendments, extensions and other modifications to such instruments (but only to the extent such amendments, extensions and other modifications are not prohibited by the terms of this Agreement); references to Persons include their respective successors and permitted assigns and, in the case of

Governmental Authorities, Persons succeeding to their respective functions and capacities; any statement to the effect that any information, document or other material has been “made available” to Buyer shall mean that such information, document or material was made available by Seller to Buyer for review prior to the execution of this Agreement, by either (a) delivering such information to Buyer via email, or (b) uploading such information to the Data Room; and all accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Currency amounts referenced herein are in U.S. Dollars.

ARTICLE II.

PURCHASE AND SALE; ASSUMPTION OF LIABILITIES

2.01 Acquired Assets. On the terms and subject to the conditions set forth herein, at the Closing, Seller shall, or shall cause its Affiliates to, sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase, assume, and acquire from Seller, free and clear of all Liens, all of Seller’s right, title and interest in and to all of the following assets, properties and rights (collectively, the “Acquired Assets”):

(a) all of the assets listed on Schedule 2.01(a) (collectively, the “Principal Assets”);

(b) all inventory listed on Schedule 2.01(b) (the “Acquired Inventory”);

(c) all other equipment, personal property and assets listed or identified on Schedule 2.01(c);

(d) the equipment under construction set forth on Schedule 2.01(d) (the “Under Construction Assets”);

(e) all Intellectual Property set forth on Schedule 2.01(e) (the “Intellectual Property Assets”);

(f) the Contracts set forth on Schedule 2.01(f) (collectively, the “Assigned Contracts”);

(g) all Permits, including Environmental Permits, which are held by Seller or its Affiliates and required for the ownership and use of the Acquired Assets, including those set forth on Schedule 2.01(g);

(h) copies of all books, records, documents, drawings, reports, historical operating data, operating safety and maintenance manuals, inspection reports, engineering design plans, blueprints, specifications, and insurance loss runs, in each case, relating to the Acquired Assets and in the possession of Seller or its Affiliates (the “Records”);

(i) to the extent transferable, all rights of Seller or its Affiliates to any unexpired warranties, representations, indemnities, and guarantees made or given by manufacturers, contractors, architects, engineers, consultants, vendors, suppliers and other third parties solely with respect to the Acquired Assets, including pursuant to the UCA Contracts;

(j) all insurance benefits, including rights and proceeds, arising from or relating to the Acquired Assets or the Assumed Liabilities;

(k) all deposits and prepaid amounts relating to the Acquired Assets; and

(l) all claims, causes of action, rights and defenses of Seller or its Affiliates against third parties to the extent relating to an Acquired Asset or an Assumed Liability.

2.02 Excluded Assets. Nothing in this Agreement shall constitute or be construed as conferring on Buyer, and Buyer shall not be required to purchase or acquire the following rights, assets and properties (collectively, the “Excluded Assets”):

(a) all of the rights and interests of Seller and any Affiliate of Seller in, to, under or pursuant to any Contract other than the Assigned Contracts;

(b) any accounts receivable for the period prior to the Closing;

(c) all cash and cash equivalents, bank accounts, securities, accounts, bank deposits, and similar items held or maintained by Seller or any of its Affiliates, and all rights or interests in the cash management system of Seller;

(d) all certificates of deposit, shares of stock, securities, bonds, debentures, evidences of indebtedness, and interests in joint ventures or other Persons, in any such case owned (beneficially or of record) by Seller or any of its Affiliates;

(e) any real property owned or leased by Seller or is Affiliates;

(f) all rights of Seller and its Affiliates arising under this Agreement, the other Transaction Documents or any other instrument or document executed and delivered pursuant to the terms of this Agreement or any other Transaction Document;

(g) all (i) refunds or credits, if any, of Taxes (A) that relate to Seller, Holdings II, and ProFrac for any period; and (B) with respect to the Acquired Assets or the Business and that are attributable to the Pre-Closing Tax Period and (ii) all Tax Returns and work papers related to Taxes;

(h) all claims, causes of action, counterclaims, cross claims, offsets or defenses arising, occurring or existing in favor of Seller or any Affiliate of Seller to the extent relating to or attributable to (i) the Excluded Liabilities or (ii) this Agreement, the other Transaction Documents or any other instrument or document executed and delivered pursuant to the terms of this Agreement or the other Transaction Documents; and

(i) all insurance policies relating to the Acquired Assets maintained by or on behalf of Seller, including all insurance recoveries and return of premiums due thereunder, rights to assert claims with respect to any such policies and all premium deposits, claims deposits and other security deposits in connection therewith.

2.03 Assumption of Liabilities. As of the Effective Time, Buyer shall assume, and shall thereafter pay, perform or otherwise discharge only the following Liabilities (collectively, the “Assumed Liabilities”):

(a) all Liabilities in respect of the Assigned Contracts, but only to the extent that such Liabilities thereunder are attributable to any period of time after the Effective Time or are required to be performed after the Effective Time, were incurred in the ordinary course of business, and do not relate to any failure to perform, improper performance, warranty or other breach, default or violation by Seller or its Affiliates prior to the Effective Time;

(b) all Liabilities associated with, arising from or attributable to the ownership, operation, use, or condition of the Acquired Assets from and after Effective Time; and

(c) all Liabilities for (i) Taxes imposed on, or arising with respect to, any of the Acquired Assets for any Post-Closing Tax Period and (ii) Taxes for which Buyer is responsible pursuant to Section 7.02(a).

2.04 Excluded Liabilities. Notwithstanding anything to the contrary in Section 2.03, Buyer shall not assume or become obligated to pay, perform or discharge, any Liabilities of Seller or its Affiliates or any other Liability that is not an Assumed Liability, including the following (collectively, the “Excluded Liabilities”):

(a) all Liabilities relating to or arising out of the Excluded Assets;

(b) Seller’s and its Affiliates’ Liabilities and obligations (i) under this Agreement, the Transaction Documents and the UCA Contracts, and (ii) arising or incurred in connection with the negotiation, preparation, investigation and performance of this Agreement and the Transaction Documents and the Transactions, including the Restructuring and the fees and expenses of counsel, accountants, consultants, advisors and others;

(c) all Liabilities for (i) Taxes imposed on, or arising with respect to, the Business, the Acquired Assets or the Assumed Liabilities, in each case for any Pre-Closing Tax Period (other than Taxes for which Buyer is responsible pursuant to Section 7.02(a)); or (ii) other Taxes of Seller (or any member of or Affiliate of Seller) of any kind, including any Liabilities for Taxes of Seller (or any member of or Affiliate of Seller) that may become a Liability of Buyer under any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of contract or law; and

(d) all Liabilities in respect of Assigned Contracts that relate to any failure to perform, improper performance, warranty or other breach, default or violation by Seller or its Affiliates on or prior to the Effective Time.

ARTICLE III.

CLOSING; CONSIDERATION

3.01 Closing. On the terms and subject to the conditions set forth herein, (i) the consummation of the purchase and sale of the Acquired Assets, (ii) the Company’s issuance, sale, transfer, and delivery to Seller of the Warrant, (iii) Buyer’s execution and delivery to Seller of the Note, and the other transactions contemplated hereby (collectively, the “Closing”) shall take place simultaneously with the execution of this Agreement on the date hereof (the “Closing Date”) remotely by exchange of documents and signatures (or their electronic counterparts). The Closing shall be effective for all purposes as of the Effective Time.

3.02 Consideration.

(a) The aggregate consideration for the Acquired Assets and the other Transactions (the “Consideration”) shall be equal to the total of:

(i) an amount equal to $17,552,108.62 (the “Offset Price”); plus

(ii) the assumption of the Assumed Liabilities; plus

(iii) the Warrant; plus

(iv) the Note; plus

(v) the Residual Amount.

(b) In lieu of cash, the Offset Price shall be paid by offset against outstanding and currently payable Order Shortfall Payments due in respect of calendar year 2024 payable to Flotek Chemistry under the Supply Agreement, which as of Closing equals $17,552,108.62 (the “2024 OSP”).

(c) With respect to the 2024 OSP:

(i) Flotek Chemistry and ProFrac Services acknowledge and agree that, effective as of and subject to the Closing, the 2024 OSP shall be deemed to be paid and satisfied in full, irrevocably discharged, and terminated, without any further action on the part of Flotek Chemistry or ProFrac Services following the Closing.

(ii) Effective as of and subject to the Closing, Flotek Chemistry, on behalf of itself and each of its Affiliates, successors and assigns, hereby unconditionally and irrevocably releases ProFrac Services and its Affiliates and each of their respective successors and assigns, officers, directors, managers, employees, shareholders, members, partners, agents and representatives from any and all actions, causes of action, suits, debts, accounts, bonds, bills, covenants, controversies, agreements, liabilities, complaints, demands, judgments, executions, warranties, claims, costs, damages, obligations, liabilities and expenses (including attorneys’ fees and costs) of any nature or kind whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, in any way, directly or indirectly, relating to, arising out of, in connection with or related to the 2024 OSP, including the calculation and amount thereof. Each of Flotek Chemistry and ProFrac Services acknowledges and agrees that this Section 3.02 is intended to represent a full and final settlement of all claims, differences and disputes relating to the 2024 OSP, including the calculation and amount thereof. However, nothing contained in this Section 3.02 is intended to serve as a waiver or release of any other right or claim Flotek Chemistry or ProFrac Services may have under the Supply Agreement unrelated to the 2024 OSP, including the calculation and amount thereof.

(d) With respect to any Future OSP, the Parties, including Flotek Chemistry and ProFrac Services, acknowledge and agree that any Future OSP shall, without any further action by any Party, be offset (through one or more applications) by the Residual Amount (the “Residual Offset”); provided, however, that the Residual Offset shall be applied (through one or more applications) in full prior to any offset of Future OSP that may occur pursuant to Section 3.2(c) of the Note.

3.03 Seller Closing Deliverables. At the Closing, Seller shall deliver, or cause its appropriate Affiliate to deliver, to Buyer (unless otherwise set forth below) the following:

(a) (i) the Bill of Sale, Assignment and Assumption Agreement, duly executed by Seller, effecting the assignment to and assumption by Buyer of the Acquired Assets (other than the Under Construction Assets) and the Assumed Liabilities, and (ii) all titles to any vehicles and trailers included in the Acquired Assets, together with all paperwork required to transfer title to such vehicles and trailers to Buyer, in each case as reasonably determined by Buyer;

(b) an Intellectual Property assignment, in the form of Exhibit B hereto (the “Intellectual Property Assignment”) and duly executed by Seller and ProFrac Services, transferring all of Seller’s and ProFrac Service’s right, title and interest in and to the Intellectual Property Assets to Buyer;

(c) an Intellectual Property license agreement, in the form of Exhibit C hereto (the “Intellectual Property License”) and duly executed by ProFrac Services, granting Buyer a license for the use of the Licensed IP;

(d) a certificate of an executive officer of Seller certifying (A) that attached thereto are true and complete copies of all resolutions adopted by the board of directors (or equivalent) of Seller authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby and (B) the name, title, incumbency and signatures of the officers of Seller authorized to execute this Agreement and each of the other Transaction Documents on behalf of Seller; and

(e) a security agreement in the form of Exhibit G hereto (the “Security Agreement”), duly executed by Seller;

(f) a Voting Agreement in the form of Exhibit H hereto (the “Voting Agreement”), duly executed by Holdings II and the other Holders (as defined in the Voting Agreement) party thereto;

(g) a Voting Agreement for directors and executive officers of the Company, in the form of Exhibit I hereto (“D&O Voting Agreement”), duly executed by Holdings II; and

(h) such other documents, certificates, agreements, and other writings and take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the Transactions.

3.04 Buyer Closing Deliverables. At the Closing, Buyer shall deliver, or cause its appropriate Affiliate to deliver, to Seller (unless otherwise set forth below) the following:

(a) the Bill of Sale, Assignment and Assumption Agreement, duly executed by Buyer;

(b) the Intellectual Property Assignment, duly executed by Buyer;

(c) the Intellectual Property License, duly executed by Buyer;

(d) a certificate of an executive officer of Buyer certifying (A) that attached thereto are true and complete copies of all resolutions adopted by the board of directors (or equivalent) of Buyer authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the Transactions, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the Transactions and (B) the name, title, incumbency and signatures of the officers of Buyer authorized to execute this Agreement and each of the other Transaction Documents on behalf of Buyer; and

(e) the Warrant, duly executed by the Company;

(f) the Note, duly executed by Buyer;

(g) the Security Agreement, duly executed by Buyer;

(h) the Voting Agreement, duly executed by the Company;

(i) the D&O Voting Agreement, duly executed by the Company and the Company’s directors and executive officers; and

(j) such other documents, certificates, agreements, and other writings and take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the Transactions.

3.05 Consideration Allocation. Seller and Buyer shall allocate the Consideration and any other items that are treated as additional consideration for Tax purposes paid by Buyer to Seller among the asset classes set forth on IRS Form 8594 (Asset Acquisition Statement Under Section 1060) in accordance with applicable Tax Laws (the “Allocation Principles”). Within 60 days after the Closing Date, Seller will deliver to Buyer a draft allocation of the Consideration allocation and any other items that are treated as additional consideration for Tax purposes among such asset classes, which draft allocation will be prepared in accordance with the terms hereof and the Allocation Principles (the “Allocation”). Buyer will have the right to review such Allocation and will notify Seller in writing of any objections within 30 days after receipt of such Allocation. The Parties will cooperate in good faith to reach agreement on the disputed items or amounts, if any. If the Parties are unable to reach an agreement regarding the Allocation, then within 30 days following receipt by Buyer of Seller’s written objections, any disagreement will be resolved by the office of EY LLP, or, if such Person is not willing or able to serve in such capacity, then another impartial nationally recognized firm of independent certified public accountants other than Seller’s accountants or Buyer’s accountants (the “Independent Accountant”), whose involvement will be limited solely to disputed items. Any Allocation determined pursuant to the decision of the Independent Accountant will incorporate, reflect and be consistent with the Allocation Principles. The Allocation, as prepared by Seller if no timely written objection by Buyer has been given, as adjusted pursuant to any agreement between the Parties, or as determined by the Independent Accountant, (the “Final Allocation”) will be final and binding on the Parties. Any fees and expenses of the Independent Accountant will be borne equally by Seller, on the one hand, and Buyer, on the other hand. Buyer and Seller will each file and, as applicable, will cause their relevant Affiliates to file, IRS Form 8594 and any other comparable forms required under applicable Tax Laws and all federal, state and local Tax Returns, in accordance with the Final Allocation unless otherwise required pursuant to a final determination within the meaning of Section 1313 of the Code. Buyer and Seller each agrees that it will not take, nor permit any of its Affiliates to take, any Tax position that is inconsistent with the Final Allocation in any proceeding before any Governmental Authority (or otherwise).

3.06 Third Party Consents. To the extent that Seller’s rights under any Assigned Contract or Permit constituting an Acquired Asset, or any other Acquired Asset, are not permitted to be assigned to Buyer without the consent of another Person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an assignment would constitute a breach thereof or be unlawful, and Seller and Buyer shall use commercially reasonable efforts to obtain any such required consent(s) as promptly as possible. If any such consent shall not be obtained or if any assignment would be ineffective or would materially impair Buyer’s rights under the Acquired Asset in question so that Buyer would not in effect acquire the benefit of all such rights, if requested by Buyer, Seller, to the maximum extent permitted by Law, shall act after the Closing as Buyer’s agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by Law and the Acquired Asset, with Buyer in any other reasonable arrangement (such as subleasing, sublicensing or subcontracting) designed to provide such benefits to Buyer.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF SELLER

Except as set forth in the correspondingly numbered Section of the Seller Disclosure Schedule, Seller (and (i) solely with respect to Sections 4.01, 4.02, 4.03, and 4.10(b), ProFrac and (ii) solely with respect to Section 4.07, ProFrac Services) represents and warrants to Buyer that the statements contained in this Article IV are true and correct as of the date hereof (except for any representation or warranty that is made as of a specified date, in which case it shall be true and correct as of such date):

4.01 Organization and Good Standing. Each of ProFrac and Seller has been duly organized, is validly existing and is in good standing under the Laws of its jurisdiction of formation or organization (as applicable) and has all requisite corporate, partnership, or limited liability company (as applicable) power and authority to own or lease and operate its properties and assets and to carry on its business as presently conducted.

4.02 Authorization. Each of ProFrac and Seller has all requisite corporate, partnership, or limited liability company (as applicable) power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is or will be a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby or thereby. The execution and delivery of this Agreement and the other Transaction Documents by each of ProFrac and Seller and the performance of their respective obligations hereunder and thereunder have been duly authorized by all necessary action under their respective Organizational Documents. This Agreement and the other Transaction Documents to which each of ProFrac and Seller is or will be a party have been or will be duly executed and delivered by each of them and, after such execution and delivery of the Transaction Documents by each other Person that is or will be a party thereto, will constitute legal, valid and binding obligations of each of ProFrac and Seller, enforceable against them (as applicable) in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting the enforcement of creditors’ rights generally or, as to enforceability, by general equitable principles (the “Bankruptcy and Equity Exception”).

4.03 Non-Contravention. The execution, delivery and performance by each of ProFrac and Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the Transactions, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of ProFrac or Seller; (b) conflict with or result in a violation or breach of any provision of any Law or Order applicable to the Acquired Assets; (c) require the consent of any Person under, or result in a material breach of, any Assigned Contract; or (d) result in the creation or imposition of any Lien on the Acquired Assets, except, in the case of clause (c) that would not, individually or in the aggregate, have a material adverse effect on Seller’s ability to consummate the transactions contemplated hereby and thereby.

4.04 Consents and Approvals. No consent, approval, waiver, authorization, notice or filing is required to be obtained by Seller or any of its Affiliates from, or to be given by Seller or any of its Affiliates to, or to be made by Seller or any of its Affiliates with, any Governmental Authority or any other Person in connection with the execution, delivery and performance by Seller or any of its Affiliates of this Agreement and the other Transaction Documents to which Seller or any such Affiliate is or will be a party.

4.05 Legal Proceedings.

(a) There are no Proceedings pending or, to the Knowledge of Seller, threatened against Seller or any Affiliate of Seller relating to the Acquired Assets by or before any Governmental Authority. Since January 1, 2020, there have been no material Proceedings involving Seller or any of its Affiliates relating to the Acquired Assets by or before any Governmental Authority.

(b) There are no Orders outstanding against Seller or any of its Affiliates relating to the Acquired Assets, other than Orders of general applicability.

4.06 Title to and Sufficiency of Acquired Assets.

(a) Seller or ProFrac Services is the sole and exclusive owner of and has title to all of the Acquired Assets, free and clear of all Liens. The Assignment and Assumption Agreement and Intellectual Property Assignment, and the endorsements, assignments and other instruments to be executed and delivered by Seller and ProFrac Services to Buyer at the Closing will effectively transfer to Buyer good title to, and ownership of, the Acquired Assets free and clear of all Liens.

(b) The Acquired Assets, together with the Licensed IP, constitute all of the assets and Intellectual Property owned by Seller or any of its Affiliates as of the Closing Date and primarily related to the Principal Assets or the Under Construction Assets.

(c) To the Knowledge of Seller, the machinery and equipment and other tangible personal property included in the Acquired Assets are (or with respect to the Under Construction Assets, will be upon delivery to Buyer) in good operating condition, in a reasonable state of maintenance and repair and suitable for their immediate use in the ordinary course, wear and tear excepted.

(d) Other than the Assigned Contracts, there are no Contracts that apply to or restrict the use of the Acquired Assets.

4.07 Intellectual Property.

(a) The Intellectual Property Assets and the Licensed IP constitute all of the Intellectual Property owned by Seller or any of its Affiliates as of the Closing Date (i) that are currently embodied in the Principal Assets or the Under Construction Assets or (ii) that could be applied to the Principal Assets or the Under Construction Assets in the future; provided, however, that nothing in this Section 4.07(a) shall constitute or be deemed to be a warranty regarding noninfringement of Intellectual Property held by third parties, which is addressed exclusively in Section 4.07(d). There are no conflicting rights regarding the ownership of any Intellectual Property Assets. All such Intellectual Property Assets (other than non-exclusive software licenses that are included within the Software Stack described on Schedule 2.01(e)) are validly and exclusively owned by Seller or ProFrac Services, are enforceable and are not subject to any pending cancellation. The consummation of the Transactions will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other Person in respect of, Buyer’s right to own, use or hold for use any Intellectual Property Asset.

(b) Seller or ProFrac Services owns or possesses sufficient rights in or to the Licensed IP to grant Buyer the rights set forth in the IP License Agreement.

(c) Neither Seller nor ProFrac Services has (i) agreed to transfer ownership (or joint or partial ownership) of any Intellectual Property Asset to any Person or (ii) granted or agreed to grant to any Person any exclusive license of or exclusive right to use or joint ownership of any Intellectual Property Asset.

(d) Neither Seller nor ProFrac Services has received any written communication in the three (3) years prior to the date hereof alleging that (i) Seller or any of its Affiliates has infringed, misappropriated or otherwise violated any Intellectual Property rights of any Person in any respect, (ii) challenges the use, ownership or licensing of any Intellectual Property Asset, or (iii) there has been any material breach of any license, sublicense or other agreement relating to the Intellectual Property Assets. To the Knowledge of Seller, none of the Intellectual Property Assets interfere with, infringe, or misappropriate any Intellectual Property rights owned by any Person, and neither Seller nor ProFrac Services has Knowledge of any Person that is or may be interfering with, infringing upon, or violating any Intellectual Property right relating to the Intellectual Property Assets.

(e) Seller and its Affiliates have used commercially reasonable efforts to maintain and protect and preserve the confidentiality of all trade secrets included in the Intellectual Property Assets. All employees of Seller or its Affiliates who have contributed to the conception, authorship, or development of any Intellectual Property Asset for or under the direction of Seller or ProFrac Services have executed and delivered to Seller or ProFrac Services a written agreement providing for the assignment (by way of a present grant of assignment) by such employee to Seller or ProFrac Services of all Intellectual Property rights conceived of, authored, or developed by such employee in connection with his or her employment by Seller or ProFrac Services.

(f) Neither Seller nor its Affiliates has agreed to escrow, disclose, release, license, make available, or deliver any source code to any Software owned by Seller or its Affiliates which is an Acquired Asset under any circumstance to any third party. No Person other than Seller is in possession of any such source code or has been granted any license or other right with respect therein or thereto. Neither Seller nor any of its Affiliates is a party to any agreement or arrangement that would provide any Governmental Authority, consortium, university or educational institution with any claim of ownership to any Intellectual Property Asset or Intellectual Property that is owned by Seller which relates to any Intellectual Property Asset.

(g) To the Knowledge of Seller, no Software included in the Acquired Assets contains (i) any computer code designed to disrupt, disable or harm in any manner the operation of any Software or hardware or (ii) any unauthorized feature (including any back door, drop dead device, time bomb, Trojan horse, virus, worm, spyware or adware or any other code) designed or intended to have, or capable of performing or facilitating, any of the following functions: disrupting, disabling, harming, or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed, and Seller has implemented reasonable measures designed to prevent the introduction of such malicious code into Software, systems, and networks included in the Acquired Assets, including firewall protections and regular virus scans.

4.08 Assigned Contracts.

(a) Seller has made available to Buyer a true, correct and complete executed copy of each Assigned Contract. Each Assigned Contract is a legal, valid, binding and enforceable obligation of Seller or its applicable Affiliate (except to the extent enforceability may be limited by any Bankruptcy and Equity Exception), and there exist no material defaults by Seller or, to Seller’s Knowledge, of any other party thereto. Seller has not received written notice of (i) any violation of, or failure to comply with, any material term or requirement of any Assigned Contract or (ii) the intention of any party to terminate any Assigned Contract.

(b) No event of default by Seller under any Assigned Contract will occur as a result of the transactions contemplated under this Agreement, including the assignment of the Assigned Contracts to Buyer. To Seller’s Knowledge, there are no setoffs, counterclaims or disputes existing or asserted with respect to any Assigned Contract. Seller has not made any agreement currently in effect with any party to any Assigned Contract for any material deduction from or material increase to any amount payable thereunder. To Seller’s Knowledge, there are no current facts, events or occurrences which in any way impair the validity or enforcement of any Assigned Contract or reduce or increase the amounts currently payable thereunder.

4.09 Taxes.

(a) Seller or its Affiliates has timely filed or had timely filed on its behalf in each and every jurisdiction in which it is required to so file all material Tax Returns that it was required to file in respect of the Acquired Assets, taking into account any extension of time within which to file, and all such Tax Returns were correct and complete in all material respects. All material deficiencies asserted or assessments relating to the Acquired Assets made as a result of any examination of the Tax Returns referred to in the preceding sentence have been paid in full or otherwise finally resolved or are being contested in good faith by appropriate proceedings. In respect of the Acquired Assets, Seller has paid (or had paid on its behalf) all material Taxes (whether or not shown on any Tax Return) for which it may be liable. No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of Seller with respect to the Acquired Assets or the Assumed Liabilities.

(b) Neither Seller nor any of its Affiliates is a party to any Proceeding by any Governmental Authority with respect to Taxes or Tax Returns relating to the Acquired Assets or the Assumed Liabilities. There are no pending or, to Seller’s Knowledge, threatened Proceedings by any Governmental Authority with respect to Taxes or Tax Returns relating to the Acquired Assets or the Assumed Liabilities.

(c) There are no Liens for Taxes upon any of the Acquired Assets nor, to Seller’s Knowledge, is any Governmental Authority in the process of imposing any Liens for Taxes on any of the Acquired Assets, except, in either case, Permitted Liens.

4.10 Compliance with Laws. Without duplication to the representations and warranties set forth in Section 4.11:

(a) During the past seven (7) years Seller and each of its Affiliates (a) has complied in all material respects with all Laws applicable to the ownership and use of the Acquired Assets and (b) has not received written notice of any default or violation of any Laws by which any Acquired Asset is bound.

(b) ProFrac and Seller are each in material compliance with each material Law that is applicable to them and their business. Neither ProFrac nor Seller has received any written notice or, to the Knowledge of Seller, any other communication from any Governmental Authority or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law that has not heretofore been cured and for which there is no remaining liability, or (ii) any actual, alleged, possible, or potential obligation on the part of ProFrac or Seller to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

4.11 Environmental Matters. To the Knowledge of the Seller:

(a) The ownership and operation of the Acquired Assets are and have been for the seven (7) years prior to the date of this Agreement, in compliance in all material respects with all applicable Environmental Laws. Neither Seller nor any of its Affiliates has received from any Person, with respect to the Acquired Assets, any (i) Environmental Notice or Environmental Claim, or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date. Seller has not retained or assumed, by contract or operation of Law, any liabilities or obligations of third parties under Environmental Law that would be an Assumed Liability.

4.12 Permits. All Permits included in the Acquired Assets are valid and in full force and effect. All fees and charges with respect to such Permits as of the date hereof have been paid in full. Seller has made available to Buyer a true, correct and complete copies of each such Permit. Buyer shall be responsible, at its sole cost and expense, to obtain the transfer of any Permits and/or Environmental Permits that may be required in connection with the continued operations of the Acquired Assets and the Business post-closing.

4.13 Brokers. Except for Piper Sandler & Co., the fees, commissions and expenses of which shall be paid by ProFrac or Seller, no agent, broker, finder, investment or commercial banker, or any other Person is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement or any of the Transactions based upon arrangements made by or on behalf of Seller or its Affiliates.

4.14 Solvency. Seller and its Affiliates (all taken as a whole), shall immediately following the Closing (a) be able to pay its debts as they become due, (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities), and (c) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of any of Seller and its Affiliates. In connection with the transactions contemplated by this Agreement, Seller has not incurred, nor plans to incur, debts beyond its ability to pay as they become absolute and matured.

4.15 Investment Representations.

(a) Accredited Investor Status; Sophisticated Purchasers. Seller is an Institutional Accredited Investor and is able to bear the risk of its investment in the Securities. Seller has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Securities and has so evaluated the merits and risks of the Securities.

(b) Acquisition for Own Account. Seller is acquiring the Securities pursuant to this Agreement for its own account for investment purposes and not with a view toward, or for resale or transfer in connection with, the sale or distribution thereof within the meaning of the Securities Act that would be in violation of the Securities Act.

(c) Information. Seller or its Representatives have been given access to and an opportunity to examine such documents, materials, and information concerning the Company as Seller deems to be necessary or advisable in order to reach an informed decision as to an investment in the Company, to the extent that the Company possesses such information, has carefully reviewed and understands these materials and has had answered to Seller’s full satisfaction any and all questions regarding such information.

(d) Securities Not Registered. Seller has been advised by the Company and understands that: (i) the Securities are being privately placed by the Company pursuant to an exemption from registration provided under Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act and neither the offer nor sale of any Securities pursuant to this Agreement has been registered under the Securities Act or any state “blue sky” laws; (ii) the Securities being acquired by Seller pursuant to this Agreement are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired by Seller from the Company in a transaction not involving a public offering and, subject to Seller’s rights under this Agreement and the other Transaction Documents, Seller must continue to bear the economic risk of the investment in its Securities indefinitely unless the offer and sale of the Securities are subsequently registered under the Securities Act and all applicable state securities or “blue sky” laws or an exemption from such registration is available; (iii) a restrictive legend shall be placed on the certificates representing the Securities; and (iv) a notation shall be made in the appropriate records of the Company indicating that the Securities are subject to certain restrictions on transfer.

(e) No General Solicitation. Seller acknowledges and agrees that neither the Company nor any other Person offered to sell to it the Securities by means of any form of general solicitation or advertising, including but not limited to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees were invited by any general solicitation or general advertising. Seller further acknowledges and agrees that it was solicited or became aware of the investment in the Securities either through (i) a substantive, pre-existing relationship with the Company, (ii) direct contact with the Company or its agents outside of any public offering effort, and/or (iii) through contacts by the Company not identified through any public offering.

(f) No Side Agreements. Except as set forth in public filings made by ProFrac or the Company with the SEC, there are no other agreements by, among or between ProFrac and any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby (other than the Transaction Documents and the Lease Agreement), and there are no promises or inducements for future transactions by, among or between ProFrac and any of its Affiliates, on the one hand, and the Company and any of its Affiliates, on the other hand.

(g) Reliance Upon Representations and Warranties. Seller understands and acknowledges that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of Seller set forth in this Agreement (i) in concluding that the offer and sale of the Securities is a “private offering” and, as such, is exempt from the registration requirements of the Securities Act, and (ii) to determine the applicability of such exemptions in evaluating the suitability of Seller to purchase the Securities.

(h) Independent Investment Decision. Seller has made an independent investment decision with respect to this Agreement and the Securities.

4.16 Transfer; Pledge. Subject to Seller’s rights under this Agreement and the other Transaction Documents, Seller has no intention to, directly or indirectly, offer, sell, transfer, or otherwise dispose of any of the Securities except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

4.17 Restructuring. Prior to the date hereof, Seller and its Affiliates have consummated the Restructuring in accordance with Exhibit J and applicable Law and have obtained all necessary authorizations and consents required to give effect to the Restructuring.

4.18 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV (including the related portions of the Seller Disclosure Schedule) and in the Transaction Documents, or in certificates delivered under or pursuant to this Agreement or the Transaction Documents, neither ProFrac or Seller, nor any other Person on behalf of either of them, has made or makes any other express or implied representation or warranty, either written or oral, including any representation or warranty as to the accuracy or completeness of any information regarding the Acquired Assets furnished or made available to the Company, Buyer and their Representatives (including any information, documents or material made available to the Company, Buyer and their Representatives in any virtual data room, management presentations or in any other form in expectation of the Transactions) or as to the future revenue, profitability or success of the Business or the Acquired Assets, or any representation or warranty arising from statute or otherwise in law; provided, however, that this Section 4.18 shall not preclude any Buyer Indemnitee from asserting claims for fraud (whether under Article VIII or at law or in equity).

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article V are true and correct as of the date hereof (except for any representation or warranty that is made as of a specified date, in which case it shall be true and correct as of such date):

5.01 Organization and Good Standing. Buyer has been duly organized, is validly existing and is in good standing under the Laws of its jurisdiction of formation and has all requisite limited liability company power and authority to own or lease and operate its properties and assets and to carry on its business as presently conducted.

5.02 Authorization. Buyer has all requisite limited liability company power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is or will be a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other Transaction Documents and the performance of Buyer’s obligations hereunder have been duly authorized by all necessary limited liability company action of Buyer. This Agreement and the other Transaction Documents to which Buyer is or will be a party have been or will be duly executed and delivered by Buyer and, assuming the due authorization, execution and delivery of the Transaction Documents by each Person that is or will be a party thereto, constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, subject to the Bankruptcy and Equity Exception.

5.03 Consents and Approvals. No consent, approval, waiver, authorization, notice or filing is required to be obtained by Buyer or any of its Affiliates from, or to be given by Buyer or any of its Affiliates to, or be made by Buyer or any of its Affiliates with, any Governmental Authority or other Person in connection with the execution, delivery and performance by Buyer of this Agreement or the other Transaction Documents to which each is or will be a party, except as would not reasonably be expected to impede or materially delay the consummation of, or materially impair the ability of Buyer to consummate, the Transactions.

5.04 Non-Contravention. The execution and delivery by Buyer of this Agreement and the other Transaction Documents to which Buyer is or will be a party, the performance of its obligations pursuant to the Transaction Documents and the consummation of the Transactions will not constitute or result in (a) a violation of the Organizational Documents of Buyer, (b) a breach or violation of, a termination of, a right of termination, cancellation or default under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets of Buyer pursuant to, any Contract to which Buyer is a party (with or without notice or lapse of time or both) or (c) a breach or violation of, or a default under, any Law to which Buyer or its Affiliates are subject, except, in the case of clause (b) or (c), as would not, individually or in the aggregate, materially impair the ability of Buyer to consummate, the Transactions.

5.05 Legal Proceedings. There are no Proceedings pending or, to the knowledge of Buyer, threatened against Buyer by or before any Governmental Authority that relate to the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the Transactions, in each case that, individually or in the aggregate, would reasonably be expected to impede or materially delay the consummation of, or materially impair the ability of Buyer to consummate the Transactions.

5.06 Brokers. Except for Lazard Frères & Co. LLC, the fees, commissions and expenses of which shall be paid by the Company or Buyer, no agent, broker, finder, investment or commercial banker, or any other Person is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement or any of the Transactions based upon arrangements made by or on behalf of Buyer or its Affiliates.

5.07 Compliance with Laws. Buyer is in material compliance with each material Law that is applicable to it and its business. Buyer has not received any written notice or, to the Knowledge of Buyer, any other communication from any Governmental Authority or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law that has not heretofore been cured and for which there is no remaining liability, or (ii) any actual, alleged, possible, or potential obligation on the part of Buyer to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

ARTICLE VI.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company SEC Documents (excluding any risk factor disclosure and disclosure of risks included in any “forward-looking statements” disclaimer or other statements included in such Company SEC Documents to the extent that they are predictive or forward-looking in nature), the Company represents and warrants to Seller that the statements contained in this Article VI are true and correct as of the date hereof (except for any representation or warranty that is made as of a specified date, in which case it shall be true and correct as of such date):

6.01 Corporate Existence. The Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization. The Company has all requisite corporate power and authority to conduct its business as currently conducted and to own and lease its property and other assets as now owned or leased, and has all material governmental licenses, authorizations, consents, and approvals necessary to own its property and to conduct its business as its business is currently conducted and as described in the Company SEC Documents, except where the failure to obtain such licenses, authorizations, consents, and approvals could not reasonably be expected to have a Material Adverse Effect. The Company is qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the nature of the business conducted by the Company makes such qualification necessary, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

6.02 No Conflicts or Litigation. The execution, delivery, and performance by the Company of each Transaction Document to which it is a party and all other agreements and instruments in connection with the transactions contemplated by the Transaction Documents, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not (i) violate any provision of any Law, governmental permit, determination, or award applicable to the Company or any of their respective properties, (ii) conflict with or result in a violation of any provision of the Organizational Documents of the Company, (iii) other than the Stockholder

Approval, require any consent or approval which has not been obtained on or prior to the date hereof or notice under or result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any loan or credit agreement to which the Company is a party or by which the Company or any of their respective properties may be bound or, except in the cases of clauses (i) and (iii) where such violation, default, breach, termination, cancellation, failure to receive consent or approval, or acceleration would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no action, claim, suit, or proceeding pending or, to the Company’s Knowledge, contemplated or threatened, against the Company or any of its Subsidiaries or any of their respective current officers, directors, or properties, which (individually or in the aggregate) reasonably could be expected to have a Material Adverse Effect, or which challenges the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the Transactions. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment, or decree of any Governmental Authority which could reasonably be expected to have a Material Adverse Effect.

6.03 Authority and Enforceability. The Company has all necessary corporate power to execute, deliver, and perform its obligations under each Transaction Document to which it is a party and to consummate the transactions contemplated hereby or thereby, including the issuance, sale, and delivery by the Company of the Securities. The execution, delivery, and performance by the Company of each of the Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby or thereby (including, without limitation, the issuance by the Company of the Securities), have been duly authorized by all necessary action on its part and, when duly executed and delivered by the parties thereto in accordance with their terms, each of the Transaction Documents will constitute the legal, valid, and binding obligations of the Company enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

6.04 Approvals. Except as contemplated by this Agreement, no authorization, consent, approval, waiver, license, qualification, or written exemption from, nor any filing, declaration, qualification, or registration with, any Governmental Authority or any other Person which has not been obtained on or prior to the date hereof is required in connection with the execution, delivery, or performance by the Company of each of the Transaction Documents to which it is a party, except where the failure to receive such authorization, consent, approval, waiver, license, qualification, or written exemption, or to make such filing, declaration, qualification, or registration could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.05 Certain Fees. Except for Lazard Frères & Co. LLC, the fees, commissions and expenses of which shall be paid by the Company or Buyer, no agent, broker, finder, investment or commercial banker, or any other Person is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement or any of the Transactions based upon arrangements made by or on behalf of the Company, Buyer or their Affiliates.

6.06 Compliance with Laws. The Company is in material compliance with each material Law that is applicable to it and its business. The Company has not received any written notice or, to the Knowledge of the Company, any other communication from any Governmental Authority or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law that has not heretofore been cured and for which there is no remaining liability, or (ii) any actual, alleged, possible, or potential obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

6.07 Transactions with Affiliates. Except as disclosed in any Company SEC Documents, there are no transactions, or series of related transactions, agreements, arrangements, or understandings, nor are there any currently proposed transactions, or series of related transactions, between the Company or any of its Subsidiaries, on the one hand, and the Company’s Affiliates (other than the Company’s Subsidiaries) on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.

6.08 Securities Law Matters.

(a) The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) that have been filed or were required to be filed or furnished by it under the Exchange Act or the Securities Act since December 31, 2022 (all such documents collectively, the “Company SEC Documents”). The Company SEC Documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Company Financial Statements”), at the time filed or furnished (except to the extent corrected by a subsequently filed Company SEC Document filed prior to the date of this Agreement) (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (iii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (iv) were prepared in conformity with generally accepted accounting principles for financial reporting in the United States applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and (v) fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments), in all material respects, the consolidated financial position of the business of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. KPMG LLP is an independent registered public accounting firm with respect to the Company and has not resigned or been dismissed as independent registered public accountants of the Company as a result of or in connection with any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

(b) The Company is not aware of any event or condition that would cause or would be reasonably likely to cause the Company not to file annual and quarterly reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act within the times specified for such filings (after giving effect to any grace period provided by Rule 12b-25 under the Exchange Act or any similar or successor grace period).

(c) Neither the Company nor any of its Subsidiaries, nor any current director or officer thereof, is or since December 31, 2022, has been the subject of any action, claim, suit, or proceeding involving a claim of violation of or liability under federal or state securities Law or a claim of breach of fiduciary duty. During the past two (2) years there has not been and, to Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current director or officer of the Company.

ARTICLE VII.

COVENANTS

7.01 Access to Information. Subject to applicable Law, Seller shall and shall cause its Affiliates to (a) retain all records pertaining to the Acquired Assets for a period of five (5) years from the Closing Date and (b) provide Buyer with reasonable access without hindering the normal operations of Seller and its Affiliates (solely for the purpose of inspection and copying), during normal business hours, and upon reasonable advance notice and under the supervision of Seller’s or its Affiliates’ personnel to such records with respect to the Acquired Assets for periods prior to the Closing Date, in each case for Buyer’s preparation of financial statements, Taxes, reporting obligations, compliance with Laws and other reasonable purposes.

7.02 Tax Matters.

(a) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents (including any real property transfer Tax and any other similar Tax) shall be borne and paid when due by the Party responsible for such Taxes, and such Party shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and the other Party shall cooperate with respect thereto as necessary). Buyer and Seller agree to use their reasonable efforts to obtain any certificate or other document from any Tax authority as may be necessary to mitigate, reduce or eliminate any transfer Taxes that could be imposed in connection with the transactions contemplated by this Agreement.

(b) From and after the Closing, the Parties shall (and shall cause their respective Affiliates to) cooperate fully and in good faith with each other and make available or cause to be made available to each other in a timely fashion for consultation, inspection and copying, as applicable, such personnel, Tax data, Tax Returns and filings (or portions thereof), files, books, records, documents, financial, technical and operating data, computer records and other information, as may reasonably be requested by the other Party in connection with (i) the preparation or filing by such other Party or any Affiliate thereof of any Tax Return; (ii) any audit or other examination by any Tax authority of or affecting a Party (or an Affiliate thereof) to the extent such audit or examination relates to or arises from the Transactions, the Acquired Assets; (iii) any judicial, regulatory or administrative Proceeding relating to liability for Taxes relating to the Acquired Assets; or (iv) any claim for refund of Taxes relating to the Acquired Assets (if not inconsistent with this Agreement); provided, however, that a Party shall have no obligation to provide access to (A) any information protected by legal privilege or that it is contractually prohibited from providing to the other, it being agreed that such Party shall use commercially reasonable efforts to remove or obtain a waiver of such contractual prohibitions, or (B) any information related to Income Taxes.

(c) For all purposes under this Agreement involving the determination of Taxes (including the determination of Taxes that constitute Assumed Liabilities and Excluded Liabilities), in the case of Taxes that are payable with respect to any period that includes a Straddle Period, the portion of any such Tax that is allocable to the portion of the period ending at the Effective Time shall be (i) in the case of Taxes that are (x) Income Taxes, (y) imposed in connection with the sale or other transfer or assignment of property (real or personal, tangible or intangible) or other transaction-based Taxes, deemed equal to the amount which would be payable if the taxable year ended at the Effective Time; and (ii) in the case of Taxes imposed on a periodic basis with respect to any assets, deemed to be the amount of such Taxes for the entire period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period) multiplied by a fraction the numerator of which is the number of calendar days in the period ending at the close of business on the day immediately prior to the Closing Date and the denominator of which is the number of calendar days in the entire period.

7.03 Confidentiality; Publicity.

(a) Each Party shall treat as confidential, shall not disclose to any other Person and shall safeguard any information relating to the subject matter of this Agreement by using the same degree of care, but no less than a reasonable standard of care, to prevent the unauthorized use, dissemination or disclosure of such information such Party uses with respect thereto prior to the execution of this Agreement; provided, however, that nothing in this Section 7.03 shall prevent the disclosure of any such information, knowledge or data to any directors, officers, employees or other Representatives of a Party to whom such disclosure is necessary to consummate the Transactions if such Persons are informed of the confidential nature of such information and are required by Buyer to comply with the provisions of this Section 7.03.

(b) The Parties acknowledge that the confidentiality obligations set forth herein shall not extend to information, knowledge and data that (i) is or becomes generally available to the public other than as a result of a breach of the terms of Section 7.03 by the Party owing a duty of confidentiality or its Representatives, (ii) is or has previously been disclosed to the Party owing a duty of confidentiality on a non-confidential basis by a third party, provided, that such third party was not breaching an obligation of confidentiality to the other Party that was known or should have been known by the Party owing a duty of confidentiality after reasonable inquiry, (iii) was independently developed by the Party owing a duty of confidentiality without violating any of its obligations under any confidentiality agreement or this Section 7.03, or (iv) is required to be disclosed to comply with applicable Law or applicable rules or regulations of any listing authority or securities exchange; provided, that the requirement to make the disclosure does not arise from a breach by the Party owing a duty of confidentiality or its Representatives and, in the event that any demand or request for disclosure of such information is made pursuant to clause (iv), the Party owing a duty of confidentiality, to the extent practically and legally permissible, shall notify the other Party of its intention to make such disclosure and provide a list of the information it intends to disclose prior to making such disclosure and shall cooperate with the other Party so the other Party may seek, at its sole cost and expense, an appropriate protective order or other remedy. In the event that such appropriate protective order or other remedy is not obtained, the Party owing a duty of confidentiality shall disclose only that portion of such information which it is advised by its outside counsel is required by applicable Law to be disclosed and shall use its reasonable best efforts to obtain an order or other reasonable assurance that confidential treatment will be accorded to such information.

(c) Each Party agrees that money damages would not be a sufficient remedy for any breach of this Section 7.03 by any other Party, and that, in addition to all other remedies it may be entitled to, each Party will be entitled to seek specific performance, injunctive and other equitable relief as a remedy for any such breach (in each case, without the requirement of posting a bond or other security or proving damages). Each Party agrees that it will not, and will cause its Representatives not to, oppose the granting of such relief on the basis that the other Party has an adequate remedy at law.

(d) Buyer and Seller each shall consult with each other, provide each other with a reasonable opportunity to review and give due consideration to reasonable comments made by each other prior to issuing any press releases or otherwise making public announcements with respect to the Transactions or any other transaction contemplated by the Transaction Documents and prior to making any filings with any third party and/or any Governmental Authority (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by Law or by obligations pursuant to any listing agreement with, or rules of, any national securities exchange or interdealer quotation service or by the request of any Governmental Authority. Notwithstanding anything to the contrary herein, neither Party shall disclose any information regarding the Transactions, except as provided in this Section 7.03.

7.04 Employees. From and after the Closing, Seller shall and shall cause its Affiliates to provide Buyer with reasonable access to the individuals listed on Section 7.04 of the Seller Disclosure Schedule so that Buyer may offer employment to such individuals in its sole discretion.

7.05 Under Construction Assets.

(a) Seller shall construct the Under Construction Assets to ensure that, upon delivery to Buyer, the Under Construction Assets substantially conform to the specifications set forth on Exhibit D.

(b) As soon as reasonably practicable following the completion of an Under Construction Asset, Seller shall (i) deliver or cause to be delivered to Buyer such Under Construction Asset together with any documentation that will be required to transfer title of such Under Construction Asset to Buyer and (ii) provide Buyer with a reasonable opportunity to inspect such Under Construction Asset prior to acceptance, such acceptance not to be unreasonably withheld, conditioned, or delayed. In furtherance of the preceding, Seller agrees to use commercially reasonable efforts to cause the completion and delivery of the Under Construction Assets on or before January 1, 2026 (the “Outside Date”), and Buyer agrees to use commercially reasonable efforts to complete the testing, commissioning and deployment of the Under Construction Assets within 30 days after delivery to Buyer.

7.06 Seller Names and Marks. Effective as of the Closing, Buyer shall, and shall direct its Affiliates to, as soon as reasonably practicable, cease any and all uses of the Transitional Marks, including by no later than 180 days after the Closing Date (a) deleting all the Transitional Marks from all public or customer-facing materials, and deleting or stickering over the Transitional Marks in all manuals, distributed in connection with the Business, and (b) removing all the Transitional Marks from all Acquired Assets, including any signage thereon.

7.07 Bulk Transfer Laws. Buyer acknowledges that Seller and its applicable Affiliates have not taken, and do not intend to take, any action required to comply with any applicable bulk sale or bulk transfer Laws or similar Laws of any jurisdiction in connection with the Transactions. Buyer hereby waives compliance by Seller and its applicable Affiliates with the provisions of any applicable bulk sale or bulk transfer Laws or similar Laws of any jurisdiction in connection with the Transactions.

7.08 Title Matters. As soon as practicable following the Closing, but in any event within thirty (30) days after the Closing Date, Seller shall deliver or cause to be delivered to Buyer a bill of sale together with such other completed assignment documentation sufficient to transfer title to all trailers and vehicles included in the Acquired Assets to Buyer. In addition, to the extent that title to any other Acquired Asset has not transferred to Buyer free and clear of all Liens, Seller shall promptly, and in any event within thirty (30) days after the Closing Date, deliver or cause to be delivered all such documentation as is required to transfer title to such Acquired Assets under applicable Law, free and clear of all Liens.

7.09 Further Assurances. Subject to the provisions hereof, each Party to this Agreement shall use its commercially reasonable efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the Transactions.

7.10 Company Stockholder Approval.

(a) The Company shall take all action necessary under all applicable Law and its Organizational Documents to call, give notice of, and hold a meeting of the Stockholders (the “Company Stockholders Meeting”) to vote on and obtain Stockholder Approval, and shall submit a proposal or proposals to the Stockholders at the Company Stockholders Meeting to obtain Stockholder Approval. The Company (in reasonable consultation with ProFrac) shall set a single record date for persons entitled to notice of, and to vote at, the Company Stockholders Meeting.

(b) The Company will use commercially reasonable efforts to hold the Stockholders Meeting to obtain Stockholder Approval no later than July 31, 2025; provided that such date will be extended to August 30, 2025 if and to the extent (i) the Company has incurred delays as a result of the SEC’s review of the Proxy Statement, and (ii) during such time the Company has diligently responded to and addressed any comments received by the SEC (such date, the “Approval Deadline”). The Proxy Statement shall include the recommendation of the Company Board that the Stockholders vote in favor of and to approve the transactions contemplated by the Stockholder Approval and any other matters or transactions that require Stockholder approval under applicable Law or the Company’s Organizational Documents in connection therewith at the Company Stockholders Meeting (the recommendation of the Company Board being referred to as the “Board Recommendation”). The Company will use commercially reasonable efforts to ensure that all proxies solicited in connection with the Company Stockholders Meeting are solicited in compliance with all applicable Law. If Stockholder Approval has not been received by the Approval Deadline (other than as a result of the breach of the Voting Agreement by ProFrac or its Affiliates party thereto), then the Company will call additional meetings (at least semi-annually) until Stockholder Approval is obtained, each in accordance with the provisions of this Section 7.10, as applicable.

(c) Neither the Company Board nor any committee thereof shall: (i) withdraw or modify the Board Recommendation in a manner adverse to ProFrac, or adopt or propose a resolution to withdraw or modify the Board Recommendation in a manner adverse to ProFrac or take any other action that is or becomes disclosed publicly and which can reasonably be interpreted to indicate that the Company Board or any committee thereof does not support this Agreement or does not believe that this Agreement and the transactions contemplated hereby (including without limitation the Stockholder Approval) are in the best interests of the Stockholders; or (ii) fail to reaffirm, without qualification, the Board Recommendation, or fail to state publicly, without qualification, that this Agreement and the Stockholder Approval are in the best interests of the Stockholders upon written request of ProFrac; or (iii) resolve or propose to take any action described in clauses (i) or (ii) of this sentence (each, a “Change of Recommendation”).

(d) Nothing contained in this Agreement shall prohibit the Company or the Company Board or any committee thereof from complying with its disclosure obligations under Law.

(e) If (i) there is a Change of Recommendation or (ii) Stockholder Approval is not obtained prior to the second anniversary of the Closing (other than as a result of the breach of the Voting Agreement by ProFrac or its Affiliates party thereto), then at any time following the earlier of the Change of Recommendation or such second anniversary until the Expiration Date (as defined in the Warrant), at ProFrac’s election, the Warrant will convert into a promissory note in accordance with Section 15 of the Warrant.

7.11 Proxy Statement.

(a) As promptly as practicable, and in no event later than thirty (30) days following the Closing Date, the Company shall prepare a draft of the Proxy Statement and file such Proxy Statement with the SEC. The Company shall provide ProFrac with a reasonable opportunity to review and comment on such draft prior to filing, and ProFrac shall reasonably promptly provide any such comments to the Company.

(b) The Company shall use its commercially reasonable efforts to (i) respond to any comments on the Proxy Statement or requests for additional information from the SEC as soon as practicable after receipt of any such comments or requests, and (ii) cause a definitive form of the Proxy Statement to be mailed to the Stockholders as promptly as practicable after the date of this Agreement. The Company shall promptly (A) notify ProFrac upon the receipt of any such comments or requests and (B) provide ProFrac and its Representatives with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC and its staff, on the other hand. If at any time prior to the Company Stockholders Meeting (or any adjournment or postponement thereof), any information relating to the Company, ProFrac, or any of their respective Affiliates or Representatives should be discovered by the Company or ProFrac which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party which discovers such information shall promptly notify the other Parties, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by Law, disseminated to the Stockholders. Notwithstanding the foregoing, prior to responding to any comments or requests of the SEC or the filing or mailing of the Proxy Statement (or any amendment or supplement thereto), the Company shall provide ProFrac and its Representatives with a reasonable opportunity to review and comment on any drafts of the Proxy Statement and related correspondence and filings. To the extent ProFrac and its Representative provide reasonably prompt comments thereto, the Company shall include in such drafts, correspondence, and filings all comments reasonably proposed by or on behalf of ProFrac.

(c) The Proxy Statement shall include the Board Recommendation. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is mailed to the Stockholders or at the time of the Company Stockholders Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, except for the statements or omissions based on information provided by ProFrac or its Representatives. The preliminary and definitive versions of the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

7.12 Registration Rights Agreement. The Parties agree that for purposes of the Registration Rights Agreement, the Warrant and the underlying shares of Common Stock shall be Registrable Securities (as defined in the Registration Rights Agreement).

7.13 Exchange Listing. The Company will use commercially reasonable efforts to: (i) remain in compliance with the NYSE continued listing standards; if after using commercially reasonable efforts, the Company is unable to remain in compliance with the NYSE continued listing standards, the Company will use commercially reasonable efforts to cause the Common Stock to become listed or quoted on another national securities exchange; (ii) promptly following the Stockholder Approval, prepare and file with NYSE a listing application and any other documentation reasonably necessary to list the shares of Common Stock issuable upon exercise of the Warrant on the NYSE; and (iii) maintain the listing of the Common Stock issuable upon exercise of the Warrant on the NYSE or such other national securities exchange as the Company’s Common Stock may then be listed.

ARTICLE VIII.

INDEMNIFICATION

8.01 Survival of Representations and Warranties and Covenants. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained in this Agreement shall survive the Closing and shall remain in full force and effect until the date that is 12 months from the Closing Date; provided, that the Seller Fundamental Representations and the Buyer Fundamental Representations shall survive until the earlier of (a) 5 years from the Closing Date or (b) the expiration of the applicable statute of limitations (giving effect to any waiver, mitigation or extension thereof); and provided further that the Company Representations shall survive until the expiration of the applicable statute of limitations (giving effect to any waiver, mitigation or extension thereof). All covenants and agreements of the Parties contained in this Agreement shall survive the Closing for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof), except as explicitly specified otherwise herein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching Party to the breaching Party in accordance with the terms of this Article VIII prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

8.02 Indemnification by Seller. Subject to the other terms and conditions of this Article VIII, Seller shall indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any breach of any of the representations or warranties of Seller contained in this Agreement or in any certificate delivered by or on behalf of Seller at Closing pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for any representation or warranty that is made as of a specified date, the breach of which will be determined with reference to such specified date);

(b) any breach of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement or any certificate delivered by or on behalf of Seller at Closing pursuant to this Agreement;

(c) any Excluded Asset or any Excluded Liability; and

(d) any Third Party Claim based upon, resulting from or arising out of Seller’s ownership, use or operation of the Acquired Assets prior to the Effective Time, but expressly excluding any matter for which a Seller Indemnitee is entitled to be indemnified under Section 8.03 or the other Transaction Documents.

8.03 Indemnification by Buyer. Subject to the other terms and conditions of this Article VIII, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to or by reason of:

(a) any breach of any of the representations or warranties of Buyer contained in this Agreement or in any certificate delivered by or on behalf of Buyer at Closing pursuant to this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for any representation or warranty that is made as of a specified date, the breach of which will be determined with reference to such specified date);

(b) any breach of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement or any certificate delivered by or on behalf of Buyer at Closing pursuant to this Agreement;

(c) any Assumed Liability; and

(d) any Third Party Claim based upon, resulting from or arising out of Buyer’s ownership, use or operation of the Acquired Assets following the Effective Time, but expressly excluding any matter for which a Buyer Indemnitee is entitled to be indemnified under Section 8.02 or the other Transaction Documents.

8.04 Indemnification by Company. Subject to the other terms and conditions of this Article VIII, Company shall indemnify and defend each of the Seller Indemnitees against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to or by reason of any breach of any of the Company Representations, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for any representation or warranty that is made as of a specified date, the breach of which will be determined with reference to such specified date).

8.05 Certain Limitations. The indemnification provided for in Section 8.02 and Section 8.03 are subject to the following limitations:

(a) Seller shall not be liable to the Buyer Indemnitees for indemnification under Section 8.02(a) until the aggregate amount of all Losses in respect of indemnification under Section 8.02(a) exceeds $87,500 (the “Deductible”), in which event Seller shall be required to pay or be liable for all such Losses in excess of the Deductible. The aggregate amount of all Losses for which Seller shall be liable pursuant to Section 8.02(a) shall not exceed $1,750,000 (the “Cap”); provided, however, that the aggregate amount of all Losses for which Seller shall be liable pursuant to Section 8.02(a) with respect to Seller Fundamental Representations shall be equal to the Offset Price.

(b) Buyer shall not be liable to the Seller Indemnitees for indemnification under Section 8.03(a) until the aggregate amount of all Losses in respect of indemnification under Section 8.03(a) exceeds the Deductible, in which event Buyer shall be required to pay or be liable for all such Losses in excess of the Deductible. The aggregate amount of all Losses for which Buyer shall be liable pursuant to Section 8.03(a) shall not exceed the Cap; provided, however, that the aggregate amount of all Losses for which Buyer shall be liable pursuant to Section 8.03(a) with respect to Buyer Fundamental Representations shall not exceed the Offset Price.

(c) Notwithstanding the foregoing, the limitations set forth in Section 8.05(a) and Section 8.05(b) shall not apply to Losses based upon, arising out of, with respect to or by reason of (i) any actual fraud or (ii) for the avoidance of doubt, any breach of any Company Representations.

(d) Each Indemnified Party shall, and shall cause any affected Affiliate to, use commercially reasonable efforts to mitigate any Loss promptly upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise to such Loss (it being agreed that the Indemnified Party will not have to exhaust any such efforts prior to making a claim under this Article VIII), and the Indemnified Party’s failure to promptly commence such efforts shall not affect the Indemnifying Party’s obligations under this Article VIII.

8.06 Indemnification Procedures. The Party making a claim under this Article VIII is referred to as the “Indemnified Party”, and the Party against whom such claims are asserted under this Article VIII is referred to as the “Indemnifying Party”.

(a) Third Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Proceeding made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 15 calendar days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third Party Claim in reasonable detail, shall include copies of all material written evidence thereof, and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense. In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 8.06(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. The fees and disbursements of such counsel shall be at the expense of the Indemnified Party; provided, that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party determines counsel is required. If the Indemnifying Party elects not to compromise or defend such Third Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the Indemnified Party may, subject to Section 8.06(b), pay, compromise, defend and, subject to the limitations set forth in this Agreement, settle such Third Party Claim and seek indemnification for any and all Losses based upon, arising from, or relating such Third Party Claim. Seller and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available (subject to the provisions of Section 7.03) records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending Party, management employees of the non-defending Party as may be reasonably necessary for the preparation of the defense of such Third Party Claim.

(b) Settlement of Third Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned), except as provided in this Section 8.06(b). If a good faith firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all Liabilities in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within 30 days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 8.06(a), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, delayed or conditioned).

(c) Direct Claims. Any Proceeding by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 30 days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written claims made with respect thereto received by the Indemnified Party and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 30 day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

8.07 Payments. Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Article VIII, the Indemnifying Party shall satisfy its obligations within 10 Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds.

8.08 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the Parties as an adjustment to the Consideration for Tax purposes, unless otherwise required by Law.

8.09 Exclusive Remedies. Subject to Section 9.10:

(a) The Parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud or criminal activity on the part of a Party in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation in this Agreement or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article VIII.

(b) In furtherance of the foregoing, each Party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation in this Agreement or otherwise relating to the subject matter of this Agreement it may have against the other Party and its Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this Article VIII.

(c) Nothing in this Section 8.09 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of a Party’s fraudulent or criminal misconduct.

ARTICLE IX.

MISCELLANEOUS

9.01 Entire Agreement. This Agreement and each other Transaction Document supersede all prior discussions, understandings and agreements, both written and oral, between the Parties with respect to the subject matter hereof and thereof, and contain the sole and entire agreement between the Parties with respect to the subject matter hereof and thereof.

9.02 Expenses. Except as otherwise specified in this Agreement, whether or not the Transactions are consummated, each Party shall pay its own costs and expenses incurred in connection with the negotiation and execution of this Agreement and the consummation of the Closing.

9.03 No Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

9.04 Amendments. This Agreement may not be amended except by an instrument in writing signed by the Parties. Any agreement on the part of a Party to the waiver of any provision of this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of such Party; provided, however, that after receipt of Stockholder Approval, if any such amendment or waiver shall by applicable Law or in accordance with the rules and regulations of NYSE require further approval of the Company’s stockholders, the effectiveness of such amendment or waiver shall be subject to the approval of such stockholders.

9.05 Addresses for Notices. All notices, consents, and other communications required or permitted to be given or made under this Agreement shall be given or made in writing, and shall be deemed properly served, given or made if delivered by physical (including by mail or courier) delivery or by electronic mail, in each case, to the address specified below or such other address as shall be designated in a notice in writing. Notices will be effective upon (a) the date of delivery if hand delivered, (b) the date of receipt, if sent by electronic mail with delivery receipt (provided a hard copy of such transmission is dispatched by first class mail within 24 hours), (c) five (5) Business Days after the date of mailing, if mailed by registered or certificated mail, return receipt requested, and (d) one (1) Business Day after the date of sending, if sent by a nationally recognized overnight courier; provided that, a notice given in accordance with this Section 9.05 but received on any day other than a Business Day or after business hours in the place of receipt, will be deemed given on the next Business Day in such place. Each Party may change the address by which proper notice shall be given pursuant to this Section 9.05 by providing notice to the other Party in accordance with this Section 9.05.

If to Seller or any of its Affiliates that is a Party:

c/o ProFrac Holding Corp.

333 Shops Blvd.

Suite 301

Willow Park, TX 76087

Attn: Legal Department

E-mail: [***]

with a copy to (which shall not constitute notice):

Brown Rudnick LLP

One Financial Center

Boston, MA 02111

Attn: James E. Bedar and Andreas P. Andromalos

E-mail: [***]

If to Buyer or any of its Affiliates that is a Party:

PWRTEK, LLC

c/o Flotek Industries, Inc.

5775 N. Sam Houston Parkway W.

Suite 400

Houston, TX 77086

Attn: Legal Department

E-mail: [***]

with a copy to (which shall not constitute notice):

King & Spalding LLP

1180 Peachtree Street, NE

Suite 1600

Atlanta, GA 30309

Attn: Keith M. Townsend; Heath C. Trisdale

E-mail: [***]

9.06 Captions. The captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

9.07 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In the event any such prohibition or unenforceability, the application of such provision will be interpreted so as to reasonably effect the intent of the Parties and the Parties shall use commercially reasonable efforts to replace such prohibited or unenforceable provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such prohibited or unenforceable provision.

9.08 Assignment. The rights and obligations of each Party under this Agreement are not assignable without the prior written consent of the other Parties, which may be withheld in each such other Party’s discretion; provided that, Buyer may, without the consent of Seller, assign its rights hereunder in whole or in part, to any of its Affiliates. No assignment shall relieve the assigning Party of any of its obligations hereunder.

9.09 No Third-Party Beneficiary. Except as expressly provided herein, including in Section 3.02, the terms and provisions of this Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns.

9.10 Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement or any of the other Transaction Documents were not performed in accordance with the terms hereof and thereof, and that the parties shall be entitled to specific performance of the terms hereof and thereof, in addition to any other remedy to which they are entitled at law or in equity.

9.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the Parties to this Agreement may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by electronic mail .PDF attachment or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

9.12 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement and all disputes between the Parties arising from or relating in any way to the subject matter of this Agreement are to be governed by and construed and interpreted in accordance with the Laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b) EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF (i) THE DELAWARE COURT OF CHANCERY IN THE STATE OF DELAWARE TO THE EXTENT THAT SUCH COURT HAS OR CAN EXERCISE JURISDICTION AND (ii) THE STATE OR FEDERAL COURTS IN WILMINGTON, DELAWARE, TO THE EXTENT THAT THE CHANCERY COURT IN THE STATE OF DELAWARE DOES NOT HAVE OR CAN NOT EXERCISE JURISDICTION, AND EACH PARTY HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH SUIT, ACTION OR PROCEEDING AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING THAT IS BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. DURING THE PERIOD A LEGAL DISPUTE THAT IS FILED IN ACCORDANCE WITH THIS SECTION IS PENDING BEFORE A COURT, ALL ACTIONS, SUITS OR PROCEEDINGS WITH RESPECT TO SUCH LEGAL DISPUTE OR ANY OTHER LEGAL DISPUTE, INCLUDING ANY COUNTERCLAIM, CROSS-CLAIM OR INTERPLEADER, SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF SUCH COURT. EACH OF THE PARTIES HEREBY WAIVES, AND SHALL NOT ASSERT AS A DEFENSE IN ANY LEGAL DISPUTE, THAT (A) SUCH PARTY IS NOT SUBJECT THERETO, (B) SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURT, (C) SUCH PARTY’S PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, (D) SUCH ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (E) THE VENUE OF SUCH ACTION, SUIT OR PROCEEDING IS IMPROPER. A FINAL JUDGMENT IN ANY ACTION, SUIT

OR PROCEEDING DESCRIBED IN THIS SECTION FOLLOWING THE EXPIRATION OF ANY PERIOD PERMITTED FOR APPEAL AND SUBJECT TO ANY STAY DURING APPEAL SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAWS.

(c) EACH OF THE PARTIES EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS. EACH OF THE PARTIES HEREBY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.12(c).

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each Party as of the date first above written.

SELLER:

PROFRAC GDM, LLC

By:	/s/ Austin Harbour
Name: Austin Harbour
Title: Chief Financial Officer

BUYER:

PWRTEK, LLC

By:	/s/ J. Bond Clement
Name: J. Bond Clement
Title: Chief Financial Officer

Acknowledged and agreed solely for purposes of the ProFrac Provisions:

PROFRAC HOLDING CORP.

By:	/s/ Austin Harbour
Name: Austin Harbour
Title: Chief Financial Officer

Acknowledged and agreed solely for purposes of the Company Provisions:

FLOTEK INDUSTRIES, INC.

By:	/s/ J. Bond Clement
Name: J. Bond Clement
Title: Chief Financial Officer

Acknowledged and agreed solely for purposes of Sections 3.02, 3.03(c) and 4.07:

PROFRAC SERVICES, LLC

By:	/s/ Austin Harbour
Name: Austin Harbour
Title: Chief Financial Officer

Acknowledged and agreed solely for purposes of Section 3.02:

FLOTEK CHEMISTRY, LLC

By:	/s/ J. Bond Clement
Name: J. Bond Clement
Title: Chief Financial Officer

Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION IS IDENTIFIED HEREIN WITH “[***].”

Certain annexes and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted achievement to the Securities and Exchange Commission on a confidential basis upon request.

AGREEMENT FOR EQUIPMENT RENTAL

This Agreement for Equipment Rental, together with the Exhibits identified herein (the “Agreement”) by and between PWRTEK, LLC, a Texas limited liability company (“Lessor”), and ProFrac GDM, LLC (“Lessee”), a Texas limited liability company, is effective as of April 28, 2025 (the “Effective Date”). Lessor and Lessee may sometimes herein be referred to individually as a “Party” or collectively, as the “Parties”.

WHEREAS, the Parties desire to enter this Agreement to establish the terms and conditions by which Lessor will lease to Lessee, and Lessee will lease from Lessor, certain equipment as further described herein; and

WHEREAS, this Agreement is being executed and delivered in connection with a sale-leaseback transaction between the Parties that was consummated on or about the Effective Date (collectively, the “Sale-Leaseback Transactions”).

NOW THEREFORE, in consideration of the mutual promises, conditions, and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Agreement to Lease. Lessor hereby agrees to lease to Lessee the equipment described in Exhibit A and attached hereto, together with such ancillary equipment, personal property, and assets (“Ancillary Equipment”) identified at Schedule 2.01(c) of the Asset Purchase Agreement (“APA”) entered into by and between the Parties in connection with the Sale-Leaseback Transactions (collectively, the “Rental Equipment” and sometimes individually referred to as an “Item”), and Lessee hereby agrees to lease the Rental Equipment from Lessor, upon the terms and subject to the conditions of this Agreement. Lessor shall deliver or otherwise make the Rental Equipment available to Lessee at the location and on the date set forth in Exhibit B; provided, however, that the Parties agree that the Specified Rental Equipment (as defined below) shall be considered delivered and made available at the applicable Worksite (as defined below) as of the Effective Date.

2.

Ownership; Lessee’s First Priority Lien. Title and ownership to the Rental Equipment shall remain in Lessor, regardless of whether it is installed or attached to the real property of Lessee or the relevant member of the Lessee Group (as defined below). Lessee shall not remove from the Rental Equipment any serial number, model, insignia, name, or other indicia of ownership. The Rental Equipment shall remain personal property and never attach to or become a fixture or otherwise affixed to any realty. Lessee agrees to keep the Rental Equipment free from Liens, except for Permitted Liens as defined in Section 17. Lessee will give Lessor prompt written notice of any Liens that are not Permitted Liens of which it becomes aware. Lessee agrees, at its sole own expense, to take such action as may be necessary to remove or contest any such Liens. If Lessee fails to take action to remove or contest such Liens within a reasonable period of time after receipt of written demand from Lessor, Lessor shall have the right to pay or otherwise settle such Lien, or charge and recover reimbursement of such amount from Lessee. In the event that Lessee makes an assignment for the benefit of creditors, institutes any proceeding under any law relating to bankruptcy wherein Lessee seeks to be discharged of its debts, or to effect a plan of liquidation, composition or reorganization, or is subject to an involuntary proceeding under any bankruptcy laws that is not dismissed within sixty (60) days (each an “Insolvency Event”), then (a) Lessee shall be deemed to be in material breach of this Agreement, (b) this Agreement and the Rental Equipment shall not become an asset in any of such proceeding and (c) in addition to all other available remedies, Lessor shall be entitled to recover as liquidated damages the present value of all future rental payments owed by Lessee hereunder, all costs and expenses incurred by Lessor and any other amounts payable by Lessee under this Agreement as a result of such Insolvency Event. The Parties hereto agree that the nature of the transactions contemplated by this Agreement are unique, that it is difficult or impossible to determine with precision the specific amount of losses that might be incurred by Lessor and other members of the Lessor Group as a result of an Insolvency Event, that it would be impracticable to fix the actual damages resulting therefrom, and such liquidated damages are fair and reasonable under the circumstances and are not a penalty. The Parties hereby acknowledge and agree that Lessor has granted to Lessee a first priority lien and security interest in certain of the Rental Equipment in connection with the Sale-Leaseback Transactions and as set forth in the Note Documents (as defined in Section 17), and that nothing in this Agreement will be deemed to amend, restate, modify or supplement the Parties’ rights and obligations under the applicable Note Documents, or Lessee’s remedies under the Note Documents.

3.

Operation. Lessee shall at all times cause the Rental Equipment to be operated in accordance with the manufacturer’s and Lessor’s instructions and manuals, if any, provided to Lessee in writing (or that are otherwise in Lessee’s possession) and standard industry practice, by qualified, and licensed (as applicable) personnel and in material compliance with all governmental requirements. All Authorized Operators (as defined below) must have a valid operator’s license and required certifications to use any Rental Equipment to the extent such license or certification is required by applicable law. All Authorized Operators must be trained to operate the Rental Equipment in a good and workmanlike manner consistent with its designed use and shall cause each member of the Lessee Group to, comply with any and all applicable laws (including all applicable environmental and DOT regulations) and shall provide competent supervision for all Authorized Operators. Without the prior written consent of Lessor, Lessee shall not permit the use or transport of the Rental Equipment beyond the boundaries of the continental United States. For purposes of this Agreement, “Authorized Operators” means Lessee and members of the Lessee Group that have permission of Lessee to operate the Rental Equipment.

4.

Lease of Software and Digital Enhanced Equipment. The Parties acknowledge and agree that certain of the Rental Equipment may include or otherwise incorporate software, access to cloud infrastructure, remote operation equipment, proprietary source code, other trade secrets or Intellectual Property Rights (defined below), digitally enhanced equipment, including but not limited to the JP3 Measurement, LLC (“JP3”) Verax Analyzer (each an “Analyzer”), or the control systems embedded in the ESD fuel trailers. Accordingly, the following provisions shall apply:

(a)

Grant of Rights. Any such software or digitally enhanced equipment, including any Analyzers, shall be made available to Lessee on a non-exclusive and non-transferable (except in connection with a permitted assignment or sublease in accordance with Section 19) basis during the term of the relevant lease for the Rental Equipment, (i) solely for Lessee’s (or its Affiliate’s (as defined in Section 17) or permitted assignee’s or sublessee’s) internal purposes including, if applicable, to develop and use the Output (defined below), and not for resale to any third party, and (ii) in accordance with any additional Analyzer or other software or digitally enhanced equipment lease rights and limitations made available to Lessee in writing by Lessor. Lessee and its Authorized Operators may use any such software or digitally enhanced equipment, including any the Analyzer, only for the benefit of Lessee (or its Affiliate or permitted assignee or sublessee), and any company for whom Lessee (or an Affiliate or permitted assignee or sublessee) is providing services through its use and operation of the Rental Equipment, and Lessee will be responsible for the acts and omissions of its Authorized Operators with respect to the use of any such software or digitally enhanced equipment, including any Analyzers.

(b)

Output. Lessee will have the right to use the output from such software or digitally enhanced equipment, including any Analyzer (the “Output”), to develop or create any derivative analytics, metrics, tables, and other compilations (“Derivative Works”) solely for Lessee’s (or an Affiliate’s or permitted assignee’s or sublessee’s) internal business purposes, which includes the provision of services to third parties. Lessee will own all right, title and interest in and to such Derivative Works; provided that in the event that Lessor wishes to obtain a license to such Derivative Works, Lessor shall notify Lessee in writing, and the Parties agree to negotiate the terms of such a license in good faith for up to sixty (60) days from the date that Lessee receives Lessor’s request. In no event will Lessee or any Authorized Operators resell or license the Output to any third parties, provided, however, Lessee may disclose the Output to third parties in furtherance of Lessee’s internal business purposes. Lessor will not, and will not permit any Authorized Operators or third parties to, use the Output in violation of any applicable laws or expert such Output outside the United States. Lessor shall, at its own normal and customary expense, ensure that all Output is reliably ingested, processed, and transmitted to the end user, thereby maintaining ordinary data integrity and continuity across digitally enhanced Items of Rental Equipment; provided that (i) the Rental Equipment remains free from damage and neglect, (ii) environmental conditions do not prevent transmission, and (iii) no modification to Lessee’s data systems, or other limitations outside those contemplated as of the Effective Date are imposed. Notwithstanding the foregoing, damage/repairs to the Rental Equipment and failures of the Lessee’s systems all remain the sole responsibility of the Lessee.

(c)

Lessor Service Obligations. Lessor shall, at its sole cost and expense, provide services to support Lessee’s use of the Rental Equipment, software, information and other rights licensed to Lessee pursuant to this Section 4, including without limitation, installation services and regular support and maintenance (including replacements and updates), for each Analyzer and its associated applications and hardware (“Lessor Service Obligations”). Lessor’s Service Obligations shall be consistent in all material respects in terms of scope and quality to such services, support, and maintenance previously provided by JP3 to Lessee or its Affiliates in connection with the Analyzers prior to the Effective Date (and no other services); it being agreed that the Lessor Service Obligations will be performed in a professional and workmanlike manner consistent with generally accepted industry standards. Any existing purchase orders or other agreements as between JP3, on the one hand, and Lessee or any of its Affiliates, on the other hand, regarding the Analyzer or services covered by this Section 4 shall be deemed terminated as of the Effective Date without further compensation to JP3 (other than payment owed in respect of any unpaid invoices for services rendered prior to the Effective Date), it being the intention of the Parties that the rental payments provided for under this Agreement is consideration for the licenses granted pursuant to this Section 4 and the Lessor Service Obligations.

(d)

Lessor Warranties. Lessor warrants to Lessee that: (i) it has all necessary limited liability company authority to execute and deliver this Agreement and (ii) assuming the accuracy of the representations and warranties given by Lessee to Lessor with respect to the Acquired Assets (as defined in APA) in connection with the Sale-Leaseback Transactions, (A) Lessor has the authority to grant the licenses described this Section 4 to Lessee and the grant of such licenses will not violate any agreement to which Lessor is a party or is bound (the “License-Related Warranties”). Notwithstanding the foregoing or anything herein to the contrary, Lessor’s warranties with respect to any equipment (including Analyzers), software, applications, or information owned or licensed by Lessor or its Affiliate (collectively, the “Lessor Assets”) prior to the Effective Date hereof is not qualified in any respect by the accuracy of any representation or warranty given by Lessee.

(e)

No Other Rights. Except for the limited rights expressly set forth in this Agreement (including this Section 4) and in the license described at Section 16, no additional rights with respect to any software or digitally enhanced equipment, including any Analyzers, are granted to Lessee, and Lessor and each member of the Lessor Group hereby reserves all rights not expressly granted to Lessee under this Agreement.

5.	Delivery and Acceptance of Rental Equipment.

(a)

The Rental Equipment is to be delivered to the Worksite specified in Exhibit B and shall be deemed to have been accepted by Lessee for all purposes under this Agreement upon the date indicated on an acceptance certificate executed by Lessee or upon acceptance of the Rental Equipment at the designated Worksite; provided, however, that the Rental Equipment notated with an asterisk (*) in Exhibit A and the Ancillary Equipment shall not require any delivery or acceptance, it being agreed that such Rental Equipment is being leased to Lessee on an “as is” and “where is” basis, without any representations or warranties regarding its present condition, expressed or implied (collectively, the “Specified Rental Equipment”) and the Parties agree such Specified Rental Equipment has been delivered to the applicable Worksite as of the Effective Date. However, if any Specified Rental Equipment is under warranty from the original equipment manufacturer and to the extent Lessor is a beneficiary of that warranty, then Lessor will use commercially reasonable efforts to pass such warranty through to Lessee. “Worksite” means the location(s) in the continental United States where Lessee intends to use, maintain, repair, transport, and/or store the Rental Equipment. Unless the context otherwise clearly indicates, all references to a Worksite in the singular include the plural, provided that multiple locations are described on Exhibit A.

(b)

The Rental Equipment will be used and kept at Lessee’s Worksite(s) and may be moved to other locations (including for the avoidance of doubt, the job sites of Lessee’s customers that are in the continental United States) as necessary as determined by Lessee. If the Worksite for any Item of Rental Equipment is changed by more than 500 miles from the Worksite described on Exhibit A, Lessee shall promptly, and in any event with thirty (30) calendar days, notify Lessor in writing of such change.

(c)

Except as expressly set forth in this Agreement, Lessor agrees not to interfere with Lessor’s possession, use, or operation of the Rental Equipment during the applicable Lease Term. In furtherance of the preceding, Lessor shall not intentionally cease to transmit information to the Rental Equipment that is necessary for the proper use and operation of such Rental Equipment.

6.

Return. It is Lessee’s responsibility to coordinate return of each Item of Rental Equipment to a mutually agreed upon location upon expiration or termination of the applicable lease term set forth on Exhibit B for the specific Item of Rental Equipment. In the absence of a mutually agreed alternative location, Lessee will be deemed to have returned the Rental Equipment for purposes of this Agreement by making it available at the Drop-Off Location specified in Exhibit B. Lessor will promptly acknowledge receipt of the returned Rental Equipment and inspect the Rental Equipment within a reasonable time after termination of the applicable underlying lease with respect to any Item of Rental Equipment. Lessee shall return the Rental Equipment to Lessor in substantially the same condition as received, ordinary wear and tear excepted; provided that for purposes of this Agreement ordinary wear and tear shall not consist of any damage caused by Lessee or Lessee Group’s: (a) negligence, accident, fire, improper storage, severe or extreme weather, failure or neglect to inform Lessor of known repairs as needed, or failure to perform maintenance as agreed upon in this Agreement; (b) unauthorized modification, repair, or use of the Rental Equipment; or (c) use or handling of the Rental Equipment in a manner that violates Section 3 of this Agreement. Lessor shall inform Lessee of any damage identified by Lessor within thirty (30) days of the Rental Equipment’s return, and Lessee shall reimburse Lessor within ninety (90) days thereof for the reasonable costs to return such Rental Equipment to the return condition required by this Section 6.

7.	Warranty and Inspection.

(a)

Lessor warrants that (i) it has such title to the Rental Equipment as Lessee has transferred to Lessor on the Effective Date pursuant to the Sale-Leaseback Transactions and (ii) assuming the accuracy of the representations and warranties given by Lessee to Lessor with respect to the Acquired Assets (as defined in the APA) in connection with the Sale-Leaseback Transactions, Lessor has the necessary right to use all patents, trade secrets, or other intellectual property related to the Rental Equipment to allow the Rental Equipment to operate in the same manner as operated by Lessee prior to the Effective Date. Except for the Specified Rental Equipment, which are being leased to Lessee on an “as is” and “where is” basis, Lessor represents and warrants that at the time of delivery to Lessee the Rental Equipment substantially conforms to the specifications set forth in this Agreement and is free of material defects. In no event does Lessor warrant that any software provided with or embedded in the Rental Equipment is error-free or that Lessee will be able to operate such software without problems or interruptions. If any software or digitally enhanced equipment is under warranty from the original manufacturer, and to the extent Lessor is a beneficiary of that warranty, then Lessor will use commercially reasonable efforts to pass such warranty through to Lessee.

(b)

Any claims related to the foregoing warranties set forth in Section 7(a) and Section 4(d) shall be made in writing within a reasonable time of discovery, not to exceed thirty (30) days from the date of discovery.

(c)

Except for the Specified Rental Equipment, which is being made available on an “as-is” and “where is” basis, Lessee shall inspect the Rental Equipment within forty-eight (48) hours after the Lessee has gained custody or control of the Rental Equipment from the Lessor (the “Inspection Period”) and will promptly (and in any event within twenty-four (24) hours following the expiration of the Inspection Period) notify Lessor of any material defects, nonconforming specifications or calibrations or of any part of the Rental Equipment that is in poor or unacceptable mechanical condition. For the avoidance of doubt, any claims made pursuant to section 7(b) shall not be subject to any Inspection Period. Lessor shall promptly repair or replace any such rejected Rental Equipment, or part thereof, after receipt of notice by Lessee of such rejection.

(d)

After the Inspection Period has ended, Lessee’s acceptance or use of the Rental Equipment constitutes Lessee’s acknowledgement that the Rental Equipment is in acceptable working condition at that time. Lessee bears risk of loss or damage to the Rental Equipment until such Rental Equipment is returned to Lessor in accordance with this Agreement.

(e)

THE FOREGOING WARRANTIES AND THE LICENSE-RELATED WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER EXPRESS, ORAL, OR IMPLIED WARRANTIES, GUARANTEES, CONDITIONS OR TERMS OF WHATEVER NATURE RELATING TO THE RENTAL EQUIPMENT, GOODS, AND SERVICES PROVIDED HEREUNDER, INCLUDING, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR INFRINGEMENT OF THIRD-PARTY RIGHTS, WHICH ARE HEREBY EXPRESSLY DISCLAIMED AND EXCLUDED.

8.	Damage, Repair and Risk of Loss.

(a)

Lessee shall promptly notify Lessor of any damage caused to the Rental Equipment (other than damage that is immaterial to the value of the Rental Equipment), and submit pictures taken of all damage and all reports and information pertaining to the damage provided to any third-party insurer or governmental authority. Except as expressly set forth below, the Rental Equipment may not be repaired or altered by any third party without the prior written approval of Lessor. Lessor Group shall use commercially reasonable efforts to repair the damaged Rental Equipment in a timely manner and Lessee shall reimburse Lessor for the documented, reasonable cost of repair of such damage. To the extent any Item of Rental Equipment is, in Lessor’s reasonable estimation, lost or damaged beyond repair during the term of the applicable underlying Lease for the Rental Equipment, Lessee shall, at its option, replace such item of Rental Equipment with like kind equipment or reimburse Lessor for the Rental Equipment’s fair market replacement value before it was lost or damaged beyond repair, less ordinary wear and tear. As between Lessor and Lessee, risk of loss, damage and insurance responsibilities for the Rental Equipment shall pass from Lessor to Lessee upon (a) the Effective Date with respect to Specified Rental Equipment and (b) the date of delivery of any other Rental Equipment to Lessee, and in each case will remain with Lessee until the Rental Equipment is returned to Lessor. During the term of this Agreement, Lessee will procure and continuously maintain and pay for all risk insurance against loss of and damage to the Rental Equipment for not less than the market value of the Rental Equipment. In no event shall Lessor be liable to Lessee as a result of any down-time required to repair any damaged or destroyed Rental Equipment, and in no event shall Lessee be relieved of its obligations under this Agreement (including with respect to the payment of the fees and expenses set forth in Exhibit B) as a result of such down-time or loss. Notwithstanding the preceding,

Lessee may (i) make repairs itself, use an Affiliate or a third party vendor; provided that such service provider is a vendor that Lessee or its Affiliate has used in the ordinary course of operating the Item or equipment similar to such Item prior to the Effective Date; provided further that the reasonable cost to repair any Item must be less than 25% of the book value of the Item (as determined by Lessor) or (ii) if the reasonable cost to repair is greater than 25% of the book value of the Item (as determined by Lessor), make repairs itself, use an Affiliate or a third party vendor, but only with the advance written consent of the Lessor (with email being sufficient).

(b)	Lessor agrees that it shall bear the risk of loss arising from any repairs undertaken by Lessor Group, and shall maintain any insurance coverage as may be required by the Note Documents.

9.

Maintenance. Lessee is responsible for the performance and cost of the regular care and cleaning of the Rental Equipment associated with the normal operation and use of the Rental Equipment. This includes regular inspection, adjustments, lubrication, fuel, and any other maintenance needed for the proper care and operation of the Rental Equipment. Lessor is responsible for all Original Equipment Manufacturer (OEM) preventative maintenance services to the extent described in Exhibit A. Lessee agrees to not make any modifications to any Item of Rental Equipment without Lessor’s written consent (with email being sufficient), but such consent shall not be required for (i) any modification or maintenance required hereunder or by applicable law, or (ii) any modification the cost of which is less than 25% of the book value of the Item (as determined by Lessor) and provided such modification does not diminish the overall value of the equipment. Lessee agrees to perform any additional maintenance responsibilities ordinarily required or otherwise described in Exhibit A. In no event shall Lessor be liable to Lessee as a result of any down-time required to implement any maintenance, and in no event shall Lessee be relieved of its obligations under this Agreement (including with respect to the payment of the fees and expenses set forth in Exhibit B) as a result of such maintenance.

10.

Access to Lessee Worksite. Lessee hereby authorizes and will enable Lessor, upon reasonable advance written notice, to physically and remotely access the Rental Equipment on the Worksite (or otherwise) as reasonably required to perform its obligations under this Agreement. Lessor will comply with Lessee’s reasonable and documented security procedures for such access. Except as it pertains to Lessee’s Confidential Information or Intellectual Property, Lessee will provide Lessor with access to the Worksite or another of Lessee’s site where the Rental Equipment is to be installed, maintained, repaired or operated, the Lessee’s data and materials required for the installation, commissioning and performance of any software or digitally enhanced equipment, including any Analyzer, and designated Lessee personnel as reasonably required to perform its obligations under this Agreement. Lessee will not disconnect the systems enabling the provision of any Output, or block or interfere with the internet connection necessary for the provision of the Output. Lessee understands that any software or digitally enhanced equipment, including any Analyzer’s performance is dependent in part on Lessee’s actions and performance of certain obligations including, providing Lessor with access, data and materials. Accordingly, Lessee will timely perform its obligations hereunder. However, in no event shall Lessor’s access to the Rental Equipment interfere with Lessee’s normal operations.

11.	Payment and Invoicing.

(a)

Pricing. Pricing shall be as set forth in Exhibit B, which is attached hereto and incorporated by reference. The fees for the Rental Equipment shall begin accruing on the Start Date for Rental Payments as described at Exhibit B with respect to the specified Item of Rental Equipment, and shall continue until the expiration or termination of the applicable lease term set forth in Exhibit B. The rates and prices in Exhibit B may only be modified by a written amendment signed by authorized representatives of the Parties. Notwithstanding the preceding sentences in this Section 11(a), in the event that Lessor enters into an agreement with a third party or a non-controlled Affiliate (each, a “Third Party Agreement”) providing for the lease of any equipment that is the same or substantially similar to any Item of Rental Equipment at a lower day rate than the day rate then in effect under Exhibit B for such same or similar Item, then within ten (10) business days after executing such agreement Lessor shall notify Lessee of such Third Party Agreement and provide such information or documents to Lessee as is reasonably requested, after which Lessee shall give Lessor the opportunity to meet and explain any rationale as to why more favorable economic terms should not be extended to this Agreement. Lessee shall thereafter have the option to claim the more favorable economic terms granted in the Third Party Agreement by giving written notice thereof within ten (10) business days following the meeting of the Parties. If requested by Lessee in writing, the Parties will execute an amendment to this Agreement to set forth any such amended terms in Exhibit B. Lessor shall maintain records pertaining to compliance with the terms of this Section 11(a), including any relevant lease terms and invoicing, for a period of not less than three (3) years after the expiration of the Term of this Agreement. During the Term and for such two-year period after the expiration of the Term, Lessee may, upon written reasonable advance notice and during normal business hours, audit the records of Lessor relating to Third Party Agreements, if any.

(b)

Invoicing. Lessor shall submit invoices to Lessee electronically via the OpenInvoice system. Invoices are due and payable forty-five (45) days after receipt by Lessee via ACH transfer to Lessor. Any costs incurred by Lessor in collecting unpaid invoice amounts or any other sum of money due under the Agreement or an Exhibit thereto, including, but not limited to, reasonable attorneys’ fees incurred by Lessor, will be paid by Lessee.

(c)

Event of Default. Lessee shall be in default for nonpayment of any unpaid portion of any invoice if non-payment continues for a period of thirty (30) days from the date when due, provided such payment is not subject to Lessee’s bona fide dispute. If no payment has been received by Lessor within ten (10) Business Days after Lessee’s receipt of written notice of default, then Lessor, at its option, may (i) terminate this Agreement, upon notice to Lessee of termination or (ii) upon forty-eight (48) hours written notice, take possession of any or all of the Rental Equipment. The Parties agree that the pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any unpaid rental payments.

(d)

Lessee Offset. Lessee, at its sole option, may choose to offset rental payments due under this Agreement, including such amounts provided at Section 11(b), against the Note (as defined in Section 17) (each, a “Lessee Offset Payment”) on up to two (2) occasions in any consecutive twelve (12) month period commencing on or after January 1, 2026. Such Lessee Offset Payment shall reduce the principal of the Note on a dollar for dollar basis and shall not be subject to any Make-Whole Amount (as defined in the Note). Should Lessee elect to make a Lessee Offset Payment, Lessee will provide notice of such election to Lessor on or before the time provided at Section 11(c) above. For avoidance of doubt, all rental payments shall begin to accrue for all Rental Equipment as of the Start Date for Rental Payments as set forth in Exhibit B, with respect to the specified Item of Rental Equipment irrespective of if such equipment is in service as of such date.

(e)

Taxes. Invoice payments are exclusive of all taxes arising from, or due in connection with, this Agreement or the lease of the Rental Equipment. Lessee will pay when due, or promptly reimburse Lessor for payment of, all such taxes (other than Lessor’s federal, state, or local net income taxes or that otherwise are not in the nature of rental or lease taxes) imposed on the Rental Equipment. Lessee may, in good faith and through appropriate legal proceedings and upon advance written notice to Lessor, contest the validity, applicability, or amount of any taxes for which Lessee is solely responsible under this Agreement. For that limited purpose, Lessor hereby appoints Lessee as its agent and attorney-in-fact to make such tax filings and/or payments on behalf of Lessor where the incidence thereof falls on Lessor. Lessor will use commercially reasonable efforts to provide any information reasonably requested by Lessee in connection with Lessee’s preparation and filing of such tax reports, renditions, returns or information statements, at the sole cost and expense of Lessee.

(f)

Security Interest. The Parties intend and agree that, if this Agreement is recharacterized under applicable law as a secured financing or a lease intended for security, this Agreement shall be deemed a security agreement and Section 1 hereof shall be deemed to grant Lessor by Lessee a lien on and first priority security interest in the Rental Equipment and all proceeds thereof, to secure the payment of Lessee’s obligations under this Agreement. Lessor and Lessee each agree to execute, acknowledge, deliver, file, and record, or cause to be executed, acknowledged, delivered, filed, and recorded such further documents (including without limitation UCC financing statements), and to do all such things and acts, necessary to ensure that such security interest would be a perfected first priority security interest under applicable law.

(g)

Lessor Offset. Lessor, at its sole option, may choose to offset any amounts due under this Agreement (including such amounts provided at Section 11(b)), in each case, that are past due by more than 75 days (each, a “Lessor Offset Payment”) against amounts outstanding under the Note. Such Lessor Offset Payment shall reduce the principal of the Note on a dollar for dollar basis and shall not be subject to any Make-Whole Amount (as defined in the Note).

12.	Intellectual Property Rights, Confidential Information and Additional Restrictions on Use.

(a)

In the event that the use or operation of any Rental Equipment is found to be infringe upon on third party’s Intellectual Property Rights and so long as use of such Rental Equipment is in accordance with Lessor’s instructions and is not altered, modified, or otherwise misused by Lessee or an Authorized Operator and such alteration, modification, or misuse is the cause of the infringement, Lessor shall use commercially reasonable efforts to promptly replace the infringing Rental Equipment at Lessor’s sole cost and expense with like or similar non-infringing Rental Equipment.

(b)

No member of the Lessee Group shall use Lessor’s Intellectual Property Rights as it relates to the Rental Equipment or Output other than as authorized in this Agreement and the license described at Section 16 herein (should such license be entered into by the Parties). Neither party will publish or release the other Party’s confidential materials or information obtained as a result of this Agreement without the other Party’s prior written approval.

(c)

“Intellectual Property Rights” means any and all intellectual property rights throughout the world, including, without limitation, the following: (i) all trademarks (including common law trademarks), trade names, service marks, logos, or trade dress, including all registrations and applications therefor, including intent-to-use applications (collectively “Trademarks”) and all goodwill associated with the Trademarks; (ii) all copyrights, moral rights, and other rights in works of authorship, including all registrations and applications therefor; (iii) all classes and types of patents and patent applications worldwide, including any provisional applications, invention certificates, and government grants for invention protection and all reexaminations, reissues, extensions, renewals; applications and rights to file applications for any of the foregoing, patentable ideas, inventions, innovations, and improvements; (iv) all know-how and trade secrets; (v) all methodologies, processes, models, encoding techniques, applications, product information, formulae, engineering specifications, technical data, drawings, schematics, proprietary tools, utilities, standards, procedures, concepts, work approaches, and techniques; (vi) all software programs in both source code and object code format, including all testing software and software tools; and (vii) all pricing information and formulas, documentation, records, databases, drafts, designs, codes, drawings, and algorithms. Except as may otherwise be provided by the license described at Section 16 herein, should such license be entered into by the Parties, in the event that Lessor (or its parent or other direct or indirect subsidiary of Flotek Industries, Inc.) has Intellectual Property Rights related to the Rental Equipment furnished by Lessor hereunder and Lessor makes any improvements on or to such technology, or develops new technology or inventions, then Lessor shall own all such technology, inventions, improvements, including drawings, specifications, calculations and other documents.

(d)

Lessee will not directly or indirectly, do or permit to be done any of the following: (i) copy or modify or create derivative works of the Rental Equipment or it’s Outputs, except as necessary to develop Output and Derivative Works as permitted under this Agreement; (ii) publish, sublicense, sell, market or distribute the Rental Equipment or it’s Outputs except as expressly permitted under this Agreement; (iii) reverse engineer, decompile, disassemble or otherwise attempt to gain access to the source code from the Rental Equipment or it’s Outputs; (iv) use the Rental Equipment or associated documentation in violation of any applicable law, including export laws; (v) remove any proprietary notices from the Rental Equipment, documentation or any other materials furnished or made available hereunder; (vi) use or access the Rental Equipment or it’s Outputs in order to (1) build a competitive product or service, or (2) copy any features, functions or graphics of the Rental Equipment; (vii) make the Rental Equipment or it’s Outputs available to anyone other than Lessee’s or Lessee’s Affiliate’s or permitted sublessee’s personnel for the benefit of Lessee and Lessee’s customers; (viii) interfere with or disrupt the integrity or performance of the Rental Equipment or any data contained therein; (ix) attempt to gain unauthorized access to the Lessor’s or any member of the Lessor Group’s platform or its related data, systems or networks; (x) use the Rental Equipment to store or transmit infringing, libelous, or otherwise unlawful or tortious material, or to store or transmit material in violation of third party privacy rights; (xi) publish or disclose to third parties any evaluation of the Rental Equipment or it’s Outputs without Lessor’s prior written consent; (xii) publish or disclose to third parties any data or information on Lessee’s results from using the Rental Equipment, without Lessor’s prior written consent; or (xiii) perform vulnerability, load or any other test of the Lessor’s or any member of the Lessor Group’s platform without Lessor’s prior written consent.

13.	Indemnification; Limitation of Liability.

(a)	Definitions

(i)

“Lessee Group” means (i) Lessee, its parent, subsidiaries, and Affiliates (other than Lessor Group), and its and their contractors and subcontractors (other than Lessor and Lessor Group); (ii) the operator or customer for whom or which Lessee is performing work, and its and their working interest owners, co-lessees, co-owners, partners, joint venturers, if any, and its and their respective parents, subsidiaries, and Affiliates; (iii) the contractors and subcontractors of the operator or customer for whom or which Lessee is performing work; and (iv) the respective managers, officers, directors, employees, agents, representatives, consultants, invitees and licensees of all of the foregoing.

(ii)

“Lessor Group” means (i) Lessor, its parent, and Flotek Industries, Inc. and each of its direct and indirect subsidiaries, and its and their contractors and subcontractors and (ii) the respective managers, officers, directors (acting in their capacity as a director), shareholders, partners, members, employees, agents, representatives, consultants, invitees, and licensees of all of the foregoing.

(iii)

“Claim” means any claim, liability, loss, demand, damage, lien, cause of action of any kind, order, subpoena, obligation, cost, expense, royalty, fee assessment, duty, charge, penalty, fine, judgment, interest, or award (including attorney’s fees and costs of litigation of the person asserting the Claim), whether arising by law, contract, tort, voluntary settlement, or in any other manner.

(b)

Indemnification by Lessee. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LESSEE SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS, ON AN AFTER TAX BASIS, LESSOR GROUP FROM ANY AND ALL THIRD-PARTY CLAIMS WHICH ARE INCURRED BY, ACCRUED, ASSERTED, MADE OR BROUGHT AGAINST, OR RECOVERABLE FROM ANY OF LESSOR GROUP ARISING FROM (i) LESSEE AND/OR LESSEE GROUP’S ACCEPTANCE, POSSESSION, TRANSPORT, USE, OPERATION, CONTROL, MAINTENANCE, RETURN, DAMAGE TO THE RENTAL EQUIPMENT DURING THE APPLICABLE TERM, INCLUDING SUCH MATTERS BASED IN NEGLIGENCE AND STRICT LIABILITY IN TORT, ENVIRONMENTAL LIABILITY, STATUTORY LIABILITY OR, IF RESULTING FROM THE ACTS OR OMISSIONS OF LESSEE GROUP, INFRINGEMENT (ii) DAMAGE TO PROPERTY (REAL OR PERSONAL), INJURY OR DEATH TO ANY PERSONS (INCLUDING BUT NOT LIMITED TO LESSEE GROUP), (iii) FAILURE BY LESSEE GROUP TO COMPLY WITH APPLICABLE LAWS, REGULATIONS OR ORDINANCES, (iv) THE LOSS OF USE, OR SEIZURE OF THE RENTAL EQUIPMENT AS A RESULT OF THE ACTS OR OMISSIONS OF LESSEE GROUP (vi) ANY DIMINUTION IN VALUE OR LIABILITY RELATED TO CONTAMINATION OF OR ENVIRONMENTAL IMPACT OR DAMAGE TO ANY PROPERTY ON WHICH ANY EQUIPMENT OPERATES; (vii) THE CONTAMINATION OF OR ENVIRONMENTAL IMPACT OR DAMAGE TO ANY PROPERTY OF ANY PERSON OR ENTITY; AND (viii) ANY ENVIRONMENTAL CONTAMINATION OR DAMAGE TO A WORKSITE OR LOCATION PHYSICALLY PROXIMATE TO SUCH WORKSITE. LESSEE’S OBLIGATION TO INDEMNIFY LESSOR GROUP SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT. IN JURISDICTIONS IN WHICH THE INDEMNIFICATION PROVIDED FOR IN THIS SECTION IS BROADER THAN THAT ALLOWED BY APPLICABLE LAW, THIS SECTION SHOULD BE INTERPRETED AS PROVIDING THE BROADEST INDEMNIFICATION PERMITTED AND SHOULD BE LIMITED ONLY TO THE EXTENT NECESSARY TO COMPLY WITH SAID LAW. TO THE EXTENT CONFLICTING, THIS SECTION 13(b) SHALL CONTROL OVER SECTION 13(c) WITH RESPECT TO ALL THIRD PARTY CLAIMS.

(c)

Mutual Indemnification. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LESSEE SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS, ON AN AFTER TAX BASIS, LESSOR GROUP FROM ANY AND ALL CLAIMS WHICH ARE INCURRED BY, ACCRUED, ASSERTED, MADE OR BROUGHT AGAINST, OR RECOVERABLE FROM ANY OF THE LESSOR GROUP ARISING FROM BODILY INJURY TO, ILLNESS OR DEATH OF ANY EMPLOYEE, AGENT OR REPRESENTATIVE OF LESSEE GROUP, AND FOR DAMAGE TO PROPERTY (WHETHER REAL OR PERSONAL, OWNED OR LEASED) OF LESSEE GROUP WHICH ARISES OUT OF, IN CONNECTION WITH, INCIDENT TO OR RESULTS DIRECTLY OR INDIRECTLY FROM THE OPERATION OF THE RENTAL EQUIPMENT (REGARDLESS OF FAULT); PROVIDED THAT THE PRECEDING INDEMNITY SHALL NOT APPLY TO THE EXTENT THAT SUCH BODILY INJURIES, ILLNESSES, DEATHS OR DAMAGE TO PROPERTY ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF LESSOR GROUP. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LESSOR SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS, ON AN AFTER TAX BASIS, LESSEE GROUP FROM ANY AND ALL CLAIMS WHICH ARE INCURRED BY, ACCRUED, ASSERTED, MADE OR BROUGHT AGAINST, OR RECOVERABLE FROM ANY OF THE LESSEE GROUP ARISING FROM BODILY INJURY TO, ILLNESS OR DEATH OF ANY EMPLOYEE, AGENT OR REPRESENTATIVE OF LESSOR GROUP, AND FOR DAMAGE TO PROPERTY (WHETHER REAL OR PERSONAL, OWNED OR LEASED, BUT EXCLUDING ALL RENTAL EQUIPMENT) OF LESSOR GROUP WHICH ARISES OUT OF, IN CONNECTION WITH, INCIDENT TO OR RESULTS DIRECTLY OR INDIRECTLY FROM THE OPERATION OF THE RENTAL EQUIPMENT (REGARDLESS OF FAULT); PROVIDED THAT THE PRECEDING INDEMNITY SHALL NOT APPLY TO THE EXTENT THAT SUCH BODILY INJURIES, ILLNESSES, DEATHS OR DAMAGE TO PROPERTY ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF LESSEE GROUP.

(d)	Lessee agrees that the preceding indemnification obligations shall be supported by insurance to be provided by Lessee in the types and amounts set forth in Section 8 or Section 14.

(e)

Each Party shall give prompt notice to the other Party of any Claims for which such Party may have an indemnity obligation under this Section, but failure to so notify shall not reduce the indemnity obligations hereunder except to the extent that the indemnifying Party is actually prejudiced by such failure. The Parties shall cooperate in good faith with each other in the defense of any Claims.

(f)

Notwithstanidng anything in this Agreement to the contrary, in no event will either Party be liable to the other for indirect, special, punitive or incidental damages arising out of this Agreement, except to the extent awarded to a third party or resulting from Lessee’s breach of this Agreement with regard to Lessor or a member of the Lessor Group’s Intellectual Property Rights.

14.

Insurance. For the duration of this Agreement, Lessee shall carry and maintain at its own expense, on forms and from reliable insurance companies authorized to do business in the state or area in which the work is to be performed hereunder, the following minimum insurance coverages:

(a)

Commercial General Liability Insurance, including coverage for products, contractual liability, protecting against liability for property damage and personal injury or death arising out of the possession, use, operation, maintenance, and repair of the Rental Equipment, with limits of liability of not less than $10,000,000 million per occurrence;

(b)

Automobile Liability Insurance, to include all owned, hired, and non-owned vehicles, protecting against liability for property damage and personal injury or death arising out of the possession, use, operation, and transportation of the Rental Equipment, with limits of liability not less than $5,000,000 each occurrence;

(c)

Property and/or Equipment Insurance for loss or damage to Lessor’s equipment and machinery used in performance of work set forth in this agreement, including loss or damage during loading, unloading, and while in transit, and including coverage for fire suppression;

(d)	Excess Liability Insurance with limits of liability of not less than $10,000,000 Occurrence/Aggregate for Bodily Injury and Property Damage in excess of the coverage listed;

(e)

Workers’ compensation insurance, in accordance with all applicable state and federal laws, with limits of at least the statutory minimum or $5,000,000.00, whichever is greater and employer’s liability insurance with limits not less than $1,000,000 per accident, per injury, and per employee;

(f)	With respect to the coverages above, limit requirements can be satisfied via the required policy or via a combination of the required policy and excess liability policies;

(g)	Lessor shall be added as loss payee (or Lessee will provide a blanket loss payee endorsement) under the Property/Equipment Insurance policy; and

(h)	Each policy will provide for a waiver of subrogation, primary non-contributory, and additional insured endorsement in favor of Lessor for the above referenced coverages.

15.

Term and Termination. The term of this Agreement shall commence on the Effective Date of this Agreement and shall continue until the later of (a) seventy-two (72) months from the Effective Date and (b) the date on which the lease term for all of the Rental Equipment as set forth in Exhibit B has expired, in each case unless otherwise agreed between the Parties (the “Lease Term”). Termination of this Agreement shall not relieve either Party of its respective obligations accrued prior to the date of termination.

16.

Right of First Offer. Until the termination of this Agreement in accordance with its terms, Lessee agrees that if it or any of its Affiliates (including ProFrac Holdings II) desire to lease natural gas conditioning assets similar to those assets that are the subject of this Agreement, Lessee or its Affiliates will first offer such leasing opportunity to Lessor by providing written notice in accordance with Section 22 herein. If Lessor declines to offer such lease on terms and conditions at least as favorable as those set forth in this Agreement (including without limitation with respect to the “most favored nations” obligation set forth at Section 11(a) herein), Lessee or its Affiliates may construct such gas conditioning assets or it may purchase or lease such assets from a third party. To the extent Lessee or its Affiliates reasonably require intellectual property owned by Lessor to construct any such assets, Lessee or its Affiliates, as applicable, and Lessor shall first execute and deliver a license agreement in the form attached hereto as Exhibit C.

17.	Negative Covenants Restricting Lessee

(a)	Definitions. For purposes of this Section 17 (unless otherwise specified in the Agreement), the following terms shall have the meanings set forth below:

i.

“Affiliate” means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the person specified; provided that for purposes of this definition, neither Lessee, on the one hand, nor Lessor, on the other hand, will be deemed Affiliates of the other.

ii.

“Distribution” means the (a) payment or making of any dividend, distribution, or other payment (whether in cash, securities, or other property) in respect of Stock of any Person and (b) making of any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subordinated to the payment of the obligations hereunder which for the avoidance of doubt shall include any Indebtedness owed by Lessee to any of its Affiliates.

iii.

“Indebtedness” means all (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services, except trade payables arising in the ordinary course of business; (c) obligations evidenced by notes, bonds, debentures, or other similar instruments; (d) obligations as lessee under capital leases; (e) reimbursement obligations for drawn amounts under acceptance facilities and letters of credit; (f) guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss, in each case, in respect of indebtedness set out in clauses (a) through (e) of a Person; and (g) indebtedness set out in clauses (a) through (f) of any Person secured by any Lien on any asset of the other Person.

iv.

“Investment” in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise, but (x) exclusive of the acquisition of inventory, supplies, and other assets used, sold or consumed in the ordinary course of business of the Lessee and maintenance capital expenditures and (y) inclusive of the acquisition of equipment and growth capital expenditures) of (i) all or substantially all of the assets, (ii) any division or line of business, (iii) Stock, (iv) bonds, (v) notes, (vi) debentures, (vii) partnership interests, (viii) joint venture interests, (ix) other ownership interests or other securities, or (x) equipment, machinery and/or other means of production (including expenditures related to the construction of such items), in each case of such Person, (b) any advance, loan or other extension of credit (other than in connection with leases of equipment or leases or sales of inventory on credit in the ordinary course of business and excluding intercompany accounts receivable not constituting Indebtedness arising in the ordinary course of business and loans, advances, or debt having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) to such Person, or (c) any other capital contribution to or other capital investment in such Person, including, without limitation, any obligation incurred for the benefit of such Person, but excluding (i) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (ii) bona fide accounts arising in the ordinary course of business. It is further understood and agreed that for purposes of determining the value of any Investment outstanding for purposes hereof, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired less all dividends, returns, interests, profits, distributions, income and similar amounts received in respect of such Investment (not to exceed the original amount invested).

v.

“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever.

vi.	“Note” means that certain Senior Secured Note, dated as of April 28, 2025, by and between PWRTEK, LLC, as Borrower, and ProFrac GDM, LLC, as Noteholder.

vii.	“Note Documents” means, collectively the Note and that certain Security Agreement, dated as of April 28, 2025, by and between PWRTEK, LLC, as the Grantor, and ProFrac GDM, LLC, as the Secured Party.

viii.

“Original Specified Asset Value” means, as of any date of determination, (x) if the Warrants have not at such time been converted to a note in accordance with Section 15 of the Warrant (such conversion to a note pursuant to Section 15 of the Warrant, the “New Note”), the sum of (1) for any shares of Stock of FTK underlying the Warrant (as defined in the Note) that have been sold by Lessee as of such date for cash, the value of the consideration received in connection with any such sale, plus (2) for any shares of Stock of FTK underlying the Warrant (as defined in the Note) that have not been sold as of such date, the aggregate value of such unsold shares (regardless of whether Lessee has previously distributed all or a portion of such Warrants or such underlying shares) of Stock of FTK as of such date calculated based on the 90-day VWAP for the Stock of FTK as of the trading day immediately prior to such date provided that for the avoidance of doubt, as of the date hereof, the amount of outstanding shares underlying the Warrants is 6,000,000 shares and (y) if the Warrants have converted to the New Note, the original principal amount of the New Note.

ix.	“Permitted Investments” means:

1.

(i) Investments existing on the date hereof; and (ii) Investments consisting of any modification, replacement, renewal, reinvestment or extension of any Investment permitted by clause (1)(i) existing on the date hereof; provided that the aggregate amount of the Investments permitted pursuant to this clause (ii) is not increased from the aggregate amount of such Investments on the date hereof;

2.	Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business;

3.	deposit accounts maintained in the ordinary course of business;

4.

Investments (including debt obligations and Stock) received in connection with the bankruptcy or reorganization of account debtors, suppliers and customers or in settlement of delinquent obligations of, or other disputes with, account debtors, customers and suppliers or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

5.	Investments in the ordinary course of business consisting of endorsements for collection or deposit;

6.

Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

7.	to the extent constituting Investments, Permitted Distributions;

8.	Investments in cash, cash equivalents, and in negotiable instruments deposited or to be deposited for collection in the ordinary course of business; and

9.

to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials or equipment (including without limitation, the purchase or acquisition of mobile power generation equipment) or purchases, acquisitions, licenses or leases of other assets, intellectual property, or other rights, in each case in the ordinary course of business; provided, however that the aggregate consideration paid (including any Indebtedness incurred or assumed in connection therewith) for the construction of and/or the purchase and acquisition of equipment, machinery and/or other means of production pursuant to this clause (9) shall not exceed three million dollars ($3,000,000) in any consecutive twelve (12) month period ending on the anniversary date of the date hereof (excluding any such amounts paid for the construction, acquisition, or leasing of any gas conditioning assets in compliance with Section 16 hereof or the Under Construction Assets as defined in the APA); provided, further, that any unused portion of each such $3,000,000 basket may be rolled forward indefinitely until fully utilized.

For purposes of determining compliance with this definition, in the event that any Investment meets the criteria of more than one of the types of Permitted Investments described in the above clauses, the Lessee, in its sole discretion, may classify and reclassify such Investment and only be required to include the amount and type of such Investment in one of such clauses provided that Investments may be allocated among more than one clause to the extent that such Investment meets the criteria of such clauses.

x.	“Permitted Liens” means:

1.

Liens for Taxes arising by operation of law in the ordinary course of business and securing amounts that (i) are not delinquent or past due for more than 60 days, or (ii) are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP (or other applicable accounting principles);

2.

Liens securing the payment of money in an amount not to exceed $2,500,000 arising from any judgment, decree or order of any court or other governmental authority or any attachments in connection with court proceedings; provided, that (i) enforcement proceedings shall not have been commenced by any creditor upon such judgment or order and (ii) there shall not have been a period of 60 consecutive days during which such judgment, decree or order remains unpaid and a stay of enforcement of such judgment, decree or order, by reason of pending appeal or otherwise, has not been in effect;

3.	Liens that are rights of set-off arising as a matter of law;

4.

Liens (i) of a collection bank (including those arising under Section 4-210 of the UCC) on the items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and which are within the general parameters customary in the banking industry;

5.	Liens arising from precautionary UCC filings;

6.	deposits in the ordinary course of business to secure liabilities to insurance carriers, lessors, utilities, vendors, customers, service providers or any seller of goods;

7.

statutory or common law Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of business which secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Lien or which are being contested in good faith by appropriate proceedings, in each case, if adequate reserves in accordance with GAAP (or other applicable accounting principles) with respect thereto are maintained on the books of the applicable Person; and

8.

non-exclusive licenses and sublicenses, leases or subleases on the property covered thereby (including Intellectual Property) incurred in the ordinary course of business and not otherwise prohibited hereunder.

xi.	“Remaining Specified Asset Value” means, as of any date of determination, the sum of:

1.	Prior to a conversion of the Warrants to the New Note:

i.

the aggregate value of the remaining Warrants (as defined in the Note) owned by Lessee as of such date after giving effect to the making of all Distributions on such date calculated by multiplying the number of shares of Stock of Flotek Industries Inc. underlying such remaining Warrants by the 90-day VWAP for such Stock as of the trading day immediately prior to such date; plus

ii.

without duplication, the aggregate value of any shares of Stock of Flotek Industries Inc. owned by Lessee as of such date after giving effect to the making of any Distribution on such date calculated based on the 90-day VWAP for the Stock of Flotek Industries Inc. as of the trading day immediately prior to such date; plus

iii.	the amount of any cash remaining on the balance sheet of Lessee as of such date after giving effect to the making of any Distribution on such date.

2.	After conversion of the Warrants to the New Note:

i.	the then outstanding principal amount of the New Note; plus

ii.	the amount of any cash remaining on the balance sheet of Lessee as of such date after giving effect to the making of any Distribution on such date.

xii.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, governmental authority, or other entity.

xiii.

“Stock” means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, unlimited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

xiv.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, assessments, fees, charges or withholdings (including backup withholdings) imposed by any governmental authority, including interest, penalties and additions to tax with respect thereto.

(b)	Investment covenant. Until this Agreement is terminated, the Lessee shall not make any Investments except Permitted Investments.

(c)

Indebtedness covenant. Until this Agreement is terminated, Lessee shall not incur any Indebtedness other than (x) with respect to intercompany loans owed by Lessee to its Affiliates; provided, that the payment of each such intercompany loan is subordinated to payment of the obligations hereunder; provided further, that to the extent that no default for nonpayment is continuing under Section 11(c) hereof, payments on the intercompany loans shall be permitted to the extent permitted under Section 17(e) below and (y) to the extent constituting Indebtedness, obligations of Lessee with respect to this Agreement.

(d)	Lien Covenant. Until this Agreement is terminated, Lessee shall not create, permit or suffer to exist any Lien on any of its property or assets or any interest therein except for Permitted Liens.

(e)

Distribution covenant. Until this Agreement is terminated, Lessee shall not make or agree to pay or make any Distribution, other than the following, so long as no default for nonpayment exists and is continuing as set forth in Section 11(c) or would result therefrom (collectively, “Permitted Distributions”):

i.

Distributions, the proceeds of which are used to pay ProFrac Holding Corp.’s and its subsidiaries’ operating costs and expenses incurred in the ordinary course of business, maintenance capital expenditures, other overhead costs and expenses and fees (including administrative, legal, accounting and similar expenses provided by third parties as well as trustee, director and general partner fees) which are reasonable and customary and incurred in the ordinary course of business and, in each case, attributable to the ownership or operations of the Lessee (including any reasonable and customary indemnification claims made by directors or officers of the ProFrac Holding Corp. or any indirect parent of the Lessee attributable to the direct or indirect ownership or operations of the Lessee);

ii.

Distributions, the proceeds of which shall be used to pay customary salary, compensation, bonus and other benefits payable to officers, employees, consultants and other service providers of ProFrac Holding Corp. or any indirect parent of the Lessee to the extent such salaries, compensation, bonuses and other benefits are attributable to the ownership or operation of the Lessee;

iii.

Distributions, the proceeds of which shall be used to pay franchise, excise and other taxes, and such other fees and expenses required to maintain the Lessee’s (or any of its direct or indirect parents’) existence;

iv.

Distributions in an aggregate amount up to the aggregate amount of prepayment or repayment of principal of the Note paid in cash (and not by set-off) by Lessor; provided, however the aggregate amount of Distributions made pursuant to this clause (iv) shall not exceed $***; and

v.

Commencing on the date which is six months after the Effective Date, additional Distributions of cash, Warrants or the Stock of Flotek Industries Inc. underlying the Warrant (as defined in the Note) in an amount such that the Remaining Specified Asset Value immediately after giving effect to such Distribution shall be no less than the percentage of the Original Specified Asset Value set forth in the row of the table immediately below that corresponds to the date of such Distribution; provided, that for, the first twelve months after Distributions are payable under this clause (v), so long as immediately after giving effect to any such Distribution, if by percentage quantity (notwithstanding whatever the Remaining Specified Asset Value may be) (A) the number of shares of FTK underlying the Warrants owned by Lessee at such time, plus any shares of FTK directly owned by Lessee at such time, divided by (B) six million (6,000,000) results in a percentage no less than the applicable required percentage set forth in the table below with respect to the date of such Distribution, such Distribution shall be permitted pursuant to this clause (v), in an amount equal to the greater of (x) $*** and (y) such amount of Distributions that would otherwise be payable under this clause (v).

Date of Distribution	Required Percentage of Original Specified Asset Value
October 28, 2025 until April 27, 2026	*	**
April 28, 2026 until October 27, 2026	*	**
October 28, 2026 until April 27, 2027	*	**
April 28, 2027 until October 27, 2027	*	**
October 28, 2027 until April 27, 2028	*	**
April 28, 2028 until October 27, 2028	*	**
October 28, 2028 until April 27, 2029	*	**
April 28, 2029 until October 27, 2029	*	**
October 28, 2029 until April 27, 2030	*	**
From and after April 28, 2030	*	**

Lessee shall give Lessor written notice of its intent to make such Permitted Distribution in accordance with this clause (e), the amount of such Permitted Distribution and the date of such Permitted Distribution.

(f)

Third Party Transactions. Until this Agreement is terminated, Lessee shall not engage in any business activities or enter into agreements or transactions with parties unaffiliated with Lessee or Lessor other than (i) performance under this Agreement, the Note Documents and the ProFrac Agreements (as defined in the Note) and any activities and contractual rights incidental thereto, (iii) except as otherwise contemplated under this Agreement, (ii) any transactions, contracts or activities related to the development, construction, design, assembly and utilization of new equipment and (iv) other transactions, activities and contractual rights (x) incidental to maintenance of its corporate or organizational existence and/or (y) that Lessee enters into in the ordinary course as an owner, lessee, lessor of equipment, including without limitation, related to the repair and maintenance of equipment (otherwise in accordance with the provisions hereof), renting or leasing equipment or otherwise maintaining equipment.

18.

Governing Law; Jurisdiction. This Agreement, its terms and conditions and any claims arising therefrom, shall be governed by the laws of the State of Texas without regard to its conflicts of law principles. The Parties consent to personal jurisdiction in any action brought in any court, federal or state, within Tarrant County, Texas, having subject matter jurisdiction arising under this Agreement and with respect to any such Claim, the Parties irrevocably waive, to the fullest extent permitted by law, any claim, or any objection they may now or hereafter have, that venue is not proper with respect to any such suit, action, or proceeding brought in such a court in Tarrant County, Texas, including any claim that such suit, action, or proceeding brought in such court has been brought in an inconvenient forum and any claim that a party is not subject to personal jurisdiction or services of process in such forum. LESSEE AND LESSOR EACH KNOWINGLY, UNCONDITIONALLY, AND IRREVOCABLY WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, IN RESPECT OF, ARISING OUT OF, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM (OR AS TO ANY THIRD PARTIES) IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, AND THE CONDUCT OF THE PARTIES.

19.

Assignment or Sublease. Lessee may not assign this Agreement, or any interest therein, without the prior written consent of Lessor. Upon five (5) business days’ advance written notice to Lessor, Lessee may sublease any Item of Rental Equipment to an Affiliate or any third-party without Lessor’s consent; provided that Lessee will still remain liable to Lessor for its obligations under this Agreement, including the obligation to make rental payments when due.

20.

Entire Agreement. This Agreement represents the entire agreement between Lessee and Lessor with regard to the subject matter hereof and incorporates all of the understandings of the Parties hereto as to the matters contained herein and supersedes any and all contracts, negotiations, representations, agreements, or other communications reached, participated in or discussed by the parties prior to the execution of this Agreement, whether oral or written, as to such matters.

21.

Miscellaneous. This Agreement may be amended only by a written instrument signed by an authorized agent of both Parties. No failure to exercise and no delay in exercising any right on the part of either Party shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The failure of any Party to insist upon strict performance of any of the terms or provisions of this Agreement, or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, and the same shall continue and remain in full force and effect on the basis set out herein. If any provision of this Agreement is held to be invalid or illegal by a court of competent jurisdiction, the invalid or illegal term will be deemed excluded from this Agreement and will not invalidate the remaining terms of this Agreement. In the event of any conflict or inconsistency between the provisions of an Exhibit and the provisions of this Agreement, the provisions of the Agreement will govern. The provisions set forth in Sections 2, 6, 11, 12, 13, 14, 18 and this Section 21, and any other provision that by its terms survives termination, shall survive the termination of any Exhibit or this this Agreement to the extent required for their full observance and performance.

22.

Notices. Any notices hereunder shall be in writing addressed as indicated below, and any communication or delivery hereunder shall be deemed to have been duly delivered upon the earliest of: (a) actual receipt by the Party to be notified; (b) if by Federal Express overnight delivery (or other reputable overnight delivery service), two (2) days after deposited with such service; or (c) if by electronic mail, on the date such electronic mail is submitted to the other party, provided that a copy of such notice has also been sent by Federal Express overnight delivery (or other reputable overnight delivery service).

To Lessee:	To Lessor:

ProFrac GDM, LLC 333 Shops Blvd. Suite 301 Willow Park, TX 76087 Attention: Legal Department With E-Mail copy to: ***	PWRTEK, LLC c/o Flotek Industries, Inc. 5775 N. Sam Houston Parkway W. Suite 400 Houston, TX, 77086 Attention: Legal Department

[Signature page follows]

THIS AGREEMENT IS AGREED UPON HERETO AND EXECUTED by a duly authorized representative of Lessee and Lessor as of the Effective Date.

LESSEE: ProFrac GDM, LLC		Lessor: PWRTEK, LLC

Signature: Printed Name: Title:	/s/ Austin Harbour Austin Harbour Chief Financial Officer	Signature: Printed Name: Title:	/s/ J. Bond Clement J. Bond Clement Chief Financial Officer

[Signature Page to Agreement for Equipment Rental]

Exhibit A

Description of

Rental

Equipment

1.

Worksite. The Rental Equipment shall at all times be operating out of Worksites as determined by the Lessee (who shall inform Lessor of the location of such Worksites), and shall not be moved outside of the continental United States without notice to and consent of Lessor. Items marked with an asterisk (*) represent Specified Rental Equipment for purposes of the Agreement.

***

2.	Rental Equipment.

(a)	Description:

(1)

ESD: Emergency Shut Down (ESD) trailers monitor, condition and control feedstock, accommodating changes in composition and location. They operate across a wide pressure range (100-1440 PSIG) and include automatic CNG backup capabilities. These trailers provide remote monitoring capability and actuated valves. They protect assets from unwanted liquids in the fluid stream.

(2)

NGD: Fuel gas distribution trailer, designed to optimize gas flow rates and for precise fuel delivery. Featuring an actuated inlet valve, individual gas meters, and remotely controlled reel valves, it eliminates excess hoses, provides accurate Coriolis Meter readings, minimizes pressure drop, and provides comprehensive monitoring and control through custom software.

(b)	Manufacturer’s instructions and rated capacities: Provided by equipment type and asset at the request of Lessee.

(c)

Regular maintenance Lessee required to perform: All regular maintenance will be performed by the Lessee. Typical maintenance includes regular visual inspections, cleaning, lubrication of moving parts, checking for leaks, verifying proper functionality, and replacing worn components like seals, gaskets, and diaphragms, all according to the manufacturer’s specific guidelines and recommended maintenance schedule

(d)	Specified Original Equipment Manufacturer (OEM) preventative maintenance services Lessor required to perform:

•	Coriolis gas meter certification and calibration

•	Perform zero calibration on metering equipment on Natural Gas Trailers.

•	Bi-annual valve maintenance

•	JP3 Measurement, LLC Verax software and chemometric model service

•	Annual Hydrotesting / Equipment certification

(e)

Wear parts / consumables: Necessary parts will be replaced by the Lessee in the typical course of operation or by the Lessor during scheduled maintenance activities. Replacement parts could include valve seats, gaskets, hoses, fittings, optical fiber, electronic components, and other parts.

* * * *

Exhibit B

Pricing

1.

Rental Payments: Lessee agrees to pay Lessor according to the pricing schedule below for the units listed on Exhibit A. These rental rates are pre-tax amounts and are subject to applicable taxes. For avoidance of doubt, except as set forth below, these rental payments shall begin to accrue for the respective Rental Equipment as of the Start Date for Rental Payments with respect to the specific Item of Equipment, as described below, irrespective of if such equipment is in service as of such date. For purposes of this Exhibit B, “prevailing market rate” means, as of the date of determination, the prevailing rental day rate for which an unaffiliated third party would pay for the relevant Rental Equipment, taking into consideration the age and quality of the relevant Rental Equipment, the applicable lease term and geographic location of the relevant Rental Equipment, in each case as reasonably determined by agreement of the Parties. If the Parties are unable to agree to the prevailing market rate within thirty (30) days, the prevailing market rate will be determined by a panel of three (3) independent arbitrators each having at least 10 years’ experience in the oil and gas industry, including significant experience related to hydraulic fracturing operations. Lessor shall select one arbitrator, Lessee shall select one arbitrator, and the two selected arbitrators shall select a third arbitrator. All such proceedings shall take place in Houston, Texas, and the Parties will share equally the fees and expenses of such arbitrators. The Parties and the arbitrators shall proceed diligently and in good faith in order that a determination (which shall be binding) shall be made as promptly as possible, and within 30 days, as to which of the Parties’ positions most closely reflects the prevailing market rate.

INITIAL TOTAL MONTHLY PAYMENT DUE (calculated by the aggregate daily rates multiplied by 365 divided by 12)	$***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Earlier of (i) January 1, 2026 and (ii) the date on which the Rental Equipment has been fully tested, commissioned, and deployed

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Earlier of (i) January 1, 2026 and (ii) the date on which the Rental Equipment has been fully tested, commissioned, and deployed

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Earlier of (i) January 1, 2026 and (ii) the date on which the Rental Equipment has been fully tested, commissioned, and deployed

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

2.

Additional Services; Ancillary Equipment: Lessor or Lessor Group may provide, at Lessee’s request and Lessor’s consent, certain support and maintenance services on a daily basis at a rate of $*** per day (the “Additional Services”). Lessor shall include all charges for Additional Services on its regular monthly invoices. Until January 1, 2026 there will be no additional fees owed by Lessee for the lease of the Ancillary Equipment. After January 1, 2026, to the extent Lessee still requires use of the Ancillary Equipment, Lessor and Lessee agree to negotiate in good faith any fees and related lease terms for the continued lease of any Item of Ancillary Equipment.

* * * *

Exhibit C

Form of License Agreement

Exhibit 10.3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTUATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO FLOTEK INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

FLOTEK INDUSTRIES, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No. 2

Original Issue Date: April 28, 2025

Expiration Date: April 28, 2032

Flotek Industries, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, ProFrac GDM, LLC, a Texas limited liability company, or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of six million (6,000,000) shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share”, and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.0001 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time on or after the date hereof (the “Original Issue Date”) until 5:00 p.m. Houston time on April 28, 2032 (the “Expiration Date”) (such period, the “Exercise Period”), and subject to the following terms and conditions:

This Warrant (“Warrant”) is issued pursuant to that certain Asset Purchase Agreement, dated as of April 28, 2025, by and among the Company, Holder and the other parties thereto (the “Asset Purchase Agreement”).

1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Asset Purchase Agreement.

2. Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by or on behalf of the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. Subject to compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified in Section 14 herein, and (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth in Section 4.15 of the Asset Purchase Agreement, to the Company at its address specified in Section 14. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall prepare, issue, and deliver at its own expense any New Warrant under this Section 3.

4. Exercise and Duration of Warrants.

(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 of this Warrant at any time and from time to time during the Exercise Period, until this Warrant is exercised in full, subject to the conditions and restrictions contained in this Warrant.

(b) The Holder may exercise this Warrant during the Exercise Period by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10 below). The date on which the Exercise Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” Within two (2) days following the delivery of the Exercise Notice (the “Payment Deadline”), the Holder shall make payment with respect to the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised; provided that the Company’s obligations to deliver such Warrant Shares shall be delayed on a day-for-day basis each day after the Payment Deadline such payment of the Exercise Price is not paid. The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations contained in Section 4.15 of the Asset Purchase Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Asset Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such transferee Holder as of the Exercise Date). The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days following the date the final Exercise Notice is delivered to the Company. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. For purposes of this Warrant, “Trading Day” means a day on which the principal Trading Market (as defined below) is open for trading, and “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, the OTCQX, or the OTC Pink Open Market (or any successors to any of the foregoing).

5. Delivery of Warrant Shares.

(a) Subject to Section 4(b) herein, upon exercise of this Warrant, the Company shall promptly (but no later than two (2) Trading Days after the Exercise Date (or three (3) Trading Days after the Exercise Date if the last of the Exercise Notice, the Exercise Price (if applicable), and the opinion of counsel referred to below in this Section 5(a) (if applicable) is delivered after 5:00 P.M., Houston time, on the Exercise Date) or no later than five (5) Trading Days in the event that a certificate is requested) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the

2

Holder may designate, provided that, if the Warrant Shares are not then covered by an effective registration statement and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder or an Affiliate of the Holder, at the request of the Company, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), (i) an electronic delivery of the Warrant Shares to the Holder’s account at the Depository Trust Company (“DTC”) or a similar organization, or (ii), if requested by the Holder, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, unless in the case of clause (i) and (ii) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without current public information, volume, and manner of sale restrictions pursuant to Rule 144 under the Securities Act, in which case such Holder shall receive a book-entry notation for the Warrant Shares issuable upon such exercise with appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Holder, use its commercially reasonable efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through DTC or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through such a clearing corporation.

(b) To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (subject to the conditions set forth in Section 12 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same.

6. Charges, Taxes, and Expenses. Issuance and delivery of the Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee, or other incidental tax or expense in respect of the issuance of the Warrant Shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company covenants that, during the Exercise Period, it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and

3

deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder or its Affiliates (taking into account the adjustments and restrictions of Section 9 herein). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price (or upon a “cashless exercise” pursuant to Section 10 herein) in accordance with the terms hereof, be duly and validly authorized, issued, and fully paid and nonassessable. The Company will take all commercially reasonable actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If during the Exercise Period the Company (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If during the Exercise Period the Company distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph) or (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other property or asset (including cash), or any combination thereof (in each case, “Distributed Property”), the Holder shall be entitled to receive the Distributed Property that such Holder would have been entitled to receive in respect of the number of Warrant Shares issuable hereunder as if the Holder had been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained herein. Notwithstanding anything herein to the contrary, the foregoing provisions in this Section 9(b) shall not apply to, or be triggered by, any rights issued by the Company (either separately or that attach to any securities of the Company) in connection with any stockholders rights agreement, poison pill, or other similar anti-takeover provision under the Company’s certificate of incorporation, bylaws, or other documents.

(c) Fundamental Transactions. If during the Exercise Period the Company effects a “Fundamental Transaction” (defined as (i) any merger or consolidation of the Company with or into another Person, (ii) any sale of all or substantially all of the Company’s and its subsidiaries’ assets, taken as a whole, (iii) any reclassification of the Common Stock (other than a change to par value, or from par value to no par value or changes resulting from a combination or subdivision), or (iv) any statutory exchange of the outstanding shares of Common Stock, as a result of which, the holders of the Common Stock would be entitled to receive, or their Common Stock would be converted into, or exchanged for, shares, stock, other securities, or other property or assets (including cash or any combination thereof)), then, to the extent then permitted under applicable laws, rules, and regulations (including the rules of the NYSE or any exchange on which the Common Stock is then listed), upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction without regard to any limitation on exercise contained herein, the same kind and amount of securities, cash, assets, or property as it would have

4

been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company or surviving entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this Section 9(c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

(d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e) Calculations. All calculations under this Section 9 shall be rounded down to the nearest whole cent or the nearest whole share, as applicable.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(g) Notice of Corporate Events. If during the Exercise Period the Company (i) declares a dividend or any other distribution of cash, securities, or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction, or (iii) authorizes the voluntary dissolution, liquidation, or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least three (3) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Securities and Exchange Commission (“SEC”) pursuant to a Current Report on Form 8-K.

10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds by wire transfer to an account designated by the Company; provided, however, that the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price at such time through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares equal to the quotient obtained by dividing

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(A-B) (X) by (A), where:

(A)	equals the last reported closing sale price per share of Common Stock on the Trading Market on the Trading Day immediately preceding the Exercise Date;

(B)	equals the Exercise Price of this Warrant, as adjusted hereunder; and

(X)

equals the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant, and the Warrant Shares shall take on the characteristics of the Warrants being exercised. The Company agrees not to take any position to the contrary.

11. Company-Elected Conversion. The Company shall provide to the Holder prompt written notice if after the date on which this Warrant is exercisable pursuant to Section 12, the Company is unable to issue the Warrant Shares without restrictive legend because the SEC has issued a stop order with respect to, or the SEC or Company has otherwise suspended or withdrawn, a Registration Statement covering the resale of the Warrant Shares, either temporarily or permanently, or otherwise (each a “Restrictive Legend Event”). To the extent that (a) a Restrictive Legend Event occurs, (b) at such time the Warrant Shares would be saleable under Rule 144 without compliance with the current public information, manner of sale, or volume restrictions, (c) the Company has delivered the notice described in the immediately preceding sentence, and (d) the Holder attempts to exercise the Warrant after receipt of such notice by paying cash, the Company shall (i) if the fair market value (as calculated above) of the Warrant Shares is greater than the Exercise Price, provide written notice to the Holder that the Company will deliver that number of Warrant Shares to the Holder as should be delivered in a cashless exercise in accordance with Section 10, and return to the Holder all consideration paid to the Company in connection with the Holder’s attempted exercise of this Warrant (a “Company-Elected Conversion”), or (ii) at the election of the Holder to be given within five (5) days following receipt of notice of a Company-Elected Conversion, the Holder shall be entitled to rescind the previously submitted Exercise Notice and the Company shall return all consideration paid by Holder for such Warrant Shares upon such rescission.

12. Conditions on Exercise. Notwithstanding anything to the contrary contained herein, no Warrant Shares shall be issued to Holder or any of its Affiliates under this Warrant or under any New Warrant (and, for the avoidance of doubt, neither Holder nor any of its Affiliates shall have any voting or consent rights with respect to any such Warrant Shares) unless and until the Company shall have obtained Stockholder Approval.

13. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value for any such unissued fractional shares.

14. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address specified in the Asset Purchase Agreement prior to 5:00 p.m., Houston time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in the Asset Purchase Agreement on a day that is not a Trading Day or later than 5:00 p.m., Houston time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, and (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The address and email address of a Person for such notices or communications shall be as set forth in the Asset Purchase Agreement unless changed by such Person by two (2) Trading Days’ prior written notice to the other Persons in accordance with this Section 14.

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15. Other Conversion Events. If (X) there has been a Change of Recommendation, (Y) the Company or its Affiliates materially breach any of their covenants or agreements contained in Section 7.10 of the Asset Purchase Agreement (including without limitation the requirement to call additional meetings (at least semi-annually) as required therein), or (Z) the Company has not obtained Stockholder Approval prior to the second anniversary of the Closing as contemplated by Section 12 hereof and Section 7.10 of the Asset Purchase Agreement, then at any time following the earlier of the Change of Recommendation, such material breach, or such second anniversary, until the Expiration Date, at Holder’s election via written notice delivered to the Company in accordance with Section 14 hereof (the date of delivery of such notice, the “Conversion Election Date”), the Warrant will convert into a promissory note (the “Warrant Note”) and this Warrant shall terminate. The Warrant Note shall have: (i) a maturity date of five years from the Conversion Election Date, but no later than the Expiration Date; (ii) substantially similar terms to those set forth in the form of Note attached as Exhibit F to the Asset Purchase Agreement (including without limitation that the Warrant Note shall be a senior secured obligation of the Company and shall have substantially similar call protection); and (iii) an initial principal amount equal to the Warrant’s Black-Scholes Value. For purposes hereof, “Black-Scholes Value” shall mean the value of the Warrant on the Conversion Election Date based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. determined as of the Conversion Election Date for pricing purposes and reflecting reasonable assumptions to be mutually agreed upon by the Company and Holder promptly following the Conversion Election Date. For purposes of clause (Y) of this Section 15, any failure to hold the Company Stockholder Meeting by the Approval Deadline will not be deemed to be a material breach by the Company or its Affiliates of Section 7.10 of the Asset Purchase Agreement to the extent such failure is the result of (i) SEC or other regulatory review, (ii) delays resulting from legal proceedings against the Company or its Affiliates initiated by third-parties, or (iii) delays resulting from late SEC filings as a result of the correction of errors or otherwise (so long as the error or event or condition primarily responsible for such late SEC filing was not known to the Company as of the date hereof); provided that the Company or its Affiliates have used and continue at all times to use commercially reasonable efforts to rectify the cause of the failure.

16. Miscellaneous.

(a) No Rights as a Stockholder. Other than any rights granted to Holder pursuant to Section 9 hereof, Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (except upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

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(b) No Avoidance. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c) Successors and Assigns. Subject to the restrictions on transfer set forth in this Warrant, and compliance with applicable securities laws, this Warrant may be transferred or assigned by the Holder to a controlled Affiliate, in each case subject to the terms of that certain agreement for equipment rental, dated as of the Original Issue Date, by and between ProFrac GDM, LLC and PWRTEK, LLC. This Warrant may not be transferred or assigned by the Company without the written consent of the Holder except in respect of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and permitted assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy, or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d) Amendment and Waiver. Except as otherwise provided herein or in the Asset Purchase Agreement, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

(e) Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f) Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement, and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each of the Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such courts. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such person at the address in effect for notices to it under the Asset Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g) Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

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(h) Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

FLOTEK INDUSTRIES, INC.

By:
Name:
Title:

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

1.

The undersigned is the Holder of Warrant No. ____(the “Warrant”) issued by Flotek Industries, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

2.	The undersigned hereby exercises its right to purchase _____ Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

•	Cash Exercise

•	“Cashless Exercise”

4. If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ ________ in immediately available funds to the Company in accordance with the terms of the Warrant.

5. Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

6. By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that the exercise evidenced hereby complies in all respects with Section 12 of the Warrant.

7. By its delivery of this Exercise Notice and pursuant to Section 4(b) of the Warrant, the undersigned certifies to the Company that its representations contained in Section 4.15 of the Asset Purchase Agreement are true and correct as of the date hereof as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Asset Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such transferee Holder as of the date hereof).

Dated:

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

SCHEDULE 2

FORM OF ASSIGNMENT

[To be completed and executed by the Holder only upon transfer of the Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________ (the “Transferee”) the right represented by the within Warrant to purchase shares of Common Stock of Flotek Industries, Inc. (the “Company”) to which the within Warrant relates and appoints ________ as attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants, and agrees to and with the Company that:

(a)

the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)

the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

(d)

the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance, and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION IS IDENTIFIED HEREIN WITH “[***].”

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF BORROWER CONSENT OR REGISTRATION OF THIS SECURITY UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

SENIOR SECURED NOTE

$40,000,000.00	April 28, 2025

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein PWRTEK, LLC, a Texas limited liability company (the “Borrower”), hereby unconditionally promises to pay ProFrac GDM, LLC, a Texas limited liability company (the “Noteholder,” and together with the Borrower, the “Parties”), the aggregate principal amount of FORTY MILLION DOLLARS AND ZERO CENTS ($40,000,000.00) or such other principal amount then outstanding, together with all accrued interest thereon as provided in this Senior Secured Note (the “Note”). This Note constitutes the “Note” referenced in the Purchase Agreement (as defined below).

1. Definitions; Interpretation.

1.1 Capitalized terms used herein shall have the meanings set forth in this Section 1.1.

“ABL Lender” means Amerisource Funding, Inc., together with its successors and assigns or, if refinanced, any lender under such refinancing.

“ABL Loan Agreement” means that certain Revolving Loan and Security Agreement, dated as of August 14, 2023, as amended and in effect as of the Effective Date, and as may be further amended, restated, supplemented, modified or refinanced from time to time, to the extent permitted hereunder.

“Acquired Assets” means the assets described on Schedule 1 hereto.

“Affiliates” means as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person provided that for purposes of this definition, neither Borrower nor Guarantor (or any of its Subsidiaries), on the one hand, nor Noteholder or ProFrac PubCo (or any of its Subsidiaries (other than Guarantor and its Subsidiaries), on the other hand, will be deemed Affiliates of the other. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise. The terms “controlling” and “controlled” shall have meanings correlative thereto.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977.

“Applicable Rate” means the rate equal to 10.0% per annum plus to the extent Shareholder Approval is not obtained by October 28, 2027 (the “Shareholder Approval Deadline”) (other than as a result of the breach of the Voting Agreement by ProFrac PubCo or its Affiliates), an additional one percent (1.0%) per annum for each calendar quarter (with such increase occurring as of the first day of each such calendar quarter following the occurrence of the Shareholder Approval Deadline) until the earlier of (x) the date the Warrants are converted into promissory notes issued by Flotek in favor of the ProFrac PubCo pursuant to the Warrant or (y) the Shareholder Approval is obtained, provided, that in no event shall the Applicable Rate exceed thirteen percent (13.0%) per annum as a result of increases in the Applicable Rate pursuant to this definition.

“Beneficial Ownership Regulation” has the meaning set forth Section 12.9.

“Borrower” has the meaning set forth in the introductory paragraph.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York are authorized or required by law to close.

“Casualty Event” means any event that gives rise to the receipt by the Borrower of any insurance proceeds or any condemnation awards in respect of any of the Collateral.

“Change of Control” means and will be deemed to have occurred if, following the date hereof: any Person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Permitted Holders or their respective Affiliates, shall acquire beneficially or of record, direct or indirect ownership (as defined in SEC Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of Stock representing 51% or more of the economic and/or voting interest in the Stock of the Flotek.

“Collateral” has the meaning attributed to such term in the Security Agreement.

“Debt” means all (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services, except trade payables arising in the ordinary course of business; (c) obligations evidenced by notes, bonds, debentures, or other similar instruments; (d) obligations as lessee under capital leases; (e) obligations in respect of any interest rate swaps, currency exchange agreements, commodity swaps, caps, collar agreements, or similar arrangements entered into by the Borrower providing for protection against fluctuations in interest rates, currency exchange rates, or commodity prices, or the exchange of nominal interest obligations, either generally or under specific contingencies; (f) obligations under acceptance facilities and letters of credit; (g) guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss, in each case, in respect of indebtedness set out in clauses (a) through (f) of a Person; and (h) indebtedness set out in clauses (a) through (g) of any Person secured by any Lien on any asset of the other Person.

“Default” means the occurrence of any event or the existence of any circumstances that would, with the giving of notice, lapse of time, or both, unless cured or waived, become an Event of Default.

“Default Rate” means the Applicable Rate plus 2% per annum.

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“Disposition” or “Dispose” means the sale, assignment, transfer, license, lease or other disposition of any property, including (a) any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and (b) the granting of any option or other right to do any of the foregoing.

“Disqualified Equity Interests” shall mean any Equity Interests that, by its terms (or by the terms of any other instrument, agreement or Equity Interests into which it is convertible or for which it is exchangeable), or upon the occurrence of any event or condition (i) matures or is mandatorily redeemable (other than solely for Equity Interests not constituting Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder or beneficial owner thereof (other than solely for Equity Interests not constituting Disqualified Equity Interests), in whole or in part, (iii) provides for the scheduled payments of dividends, distributions or other Restricted Payments in cash, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other obligation, instrument, agreement, or Equity Interests that would meet any of the conditions in clauses (i), (ii), or (iii) of this definition, in each case, prior to the date that is one hundred eighty days after the Stated Maturity Date.

“Distribution” means the payment or making of any dividend, distribution, or other payment (whether in cash, securities, or other property) in respect of Stock of any Person.

“Dividend Event” means the earliest date, if any, that Flotek publicly announces the declaration of a quarterly cash dividend of at least three cents ($0.03) per share and an intention to continue such dividend for at least three additional consecutive fiscal quarters thereafter.

“Dry Lease” means that certain Agreement for Equipment Rental dated as of April 28, 2025, by and among Borrower, as Lessor and Noteholder, as Lessee.

“Dry Lease Setoff Election” means an election under either Sections 11(d) or 11(g) of the Dry Lease to offset certain amounts owing under the Dry Lease by Noteholder to Borrower against the outstanding principal amount of the Loan and all accrued and unpaid interest thereon, in each case, in accordance with the terms of the Dry Lease.

“Effective Date” means the date of this Note.

“Equity Interests” means, with respect to any Person, all shares, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act) of such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities); provided that any instrument evidencing Indebtedness convertible or exchangeable for Equity Interests shall not be deemed to be Equity Interests unless and until such instrument is so converted or exchanged.

“Event of Default” has the meaning set forth in Section 10.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

“Flotek” means Flotek Industries, Inc., a Delaware corporation.

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“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

“Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government.

“Guarantor” means Flotek.

“Guaranty Agreement” means that certain Guaranty Agreement, dated as of the Effective Date, delivered by Guarantor in favor of Noteholder.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Title 11 of the United State Code, as amended, or any similar federal or state law for the relief of debtors, or under any other state, federal or foreign bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with all or substantially all creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intercreditor and Subordination Agreement” means the Intercreditor and Subordination Agreement dated as of the Effective Date by and between Noteholder, ABL Lender and Borrower.

“Interest Payment Date” means the first Business Day after the last day of each calendar quarter commencing on the first such date to occur after the Effective Date.

“Investment” in any Person means (a) the acquisition (whether for cash, property, services, assumption of indebtedness, securities or otherwise, but exclusive of the acquisition of Inventory, supplies, and other assets used, sold or consumed in the ordinary course of business of the Borrower and capital expenditures) of all or substantially all of the assets, any division or line of business, Stock, bonds, notes, debentures, partnership interests, joint venture interests or other ownership interests or other securities, in each case of such Person, (b) any advance, loan or other extension of credit (other than in connection with leases of equipment or leases or sales of inventory on credit in the ordinary course of business and excluding intercompany accounts receivable and loans, advances, or debt having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) to such Person, or (c) any other capital contribution to or other investment in such Person, including, without limitation, any obligation incurred for the benefit of such Person, but excluding (i) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (ii) bona fide Accounts arising in the ordinary course of business. It is further understood and agreed that for purposes of determining the value of any Investment outstanding for purposes hereof, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired less all dividends, returns, interests, profits, distributions, income and similar amounts received in respect of such Investment (not to exceed the original amount invested).

“Law” as to any Person, means the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever.

“Loan” means the loan made on the Effective Date by Noteholder to Borrower in the original principal amount of $40,000,000.00, which is evidenced by this Note, together with all PIK Interest from time to time capitalized in accordance with Section 5.2.

“Material Adverse Effect” means (a) a material adverse change in or a material adverse effect on the business, assets, properties, liabilities (actual or contingent), operations or financial condition of the Note Parties, taken as a whole; (b) a material impairment of the rights and remedies of the Noteholder under the Note Documents, taken as a whole, or the ability of the Note Parties to perform their material obligations (including, without limitation, payment obligations) under the Note Documents, taken as whole; or (c) a material adverse effect on the validity or enforceability of any Note Document other than, in each case with respect to clauses (a), (b) and (c) above, those occurring as a result of (x) any breach or default by the Noteholder or any of its Affiliates under any agreement between the Borrower, the Guarantor and/or any of their respective Affiliates (including, without limitation, any Note Document, the Dry Lease and/or the Supply Agreement) on one hand, and the Noteholder or its Affiliate on the other hand, (y) the occurrence of a bankruptcy by, against or involving the Noteholder, any of its Affiliates and/or any of their assets or (z) general economic or financial conditions or other developments that are not unique to and do not have a material and disproportionate impact on the Note Parties but also affect other Persons who participate in or are engaged in the lines of businesss of which the Note Parties participate or are engaged; provided, that this clause (z) shall only be an exception to the occurrence of a Material Adverse Effect if the conditions or developments described in clause (z) cause such Material Adverse Effect to occur more than 30 months after the Effective Date and at a time when the aggregate outstanding principal balance of the Loan (including all PIK Interest that has been capitalized at such time in accordance with Section 5.2) is $15,000,000 or less.

“Material Debt” means (i) the Debt outstanding under the ABL Loan Agreement, (ii) any Debt owed by a Note Party to ProFrac PubCo or any of its Affiliates solely to the extent resulting from the conversion of the Warrant in accordance with the terms thereof, and (iii) any other outstanding Debt of any Note Party in an aggregate principal amount exceeding $2,500,000 at such time.

“Maturity Date” means the earlier of (a) April 28, 2030 and (b) the date on which all amounts under this Note shall become due and payable pursuant to Section 11.

“Make-Whole Amount” means an amount equal to the net present value as of the applicable Prepayment Date of all remaining scheduled interest payments on the principal amount of the Loan being prepaid from such Prepayment Date through the Stated Maturity Date (excluding accrued and unpaid interest to, but not including, the applicable Prepayment Date), computed using a discount rate equal to the Treasury Rate at such Prepayment Date, plus 50 basis points.

“Net Cash Proceeds” means with respect to any Permitted Disposition or Casualty Event, (A) the gross amount of all proceeds thereof in the form of cash and cash equivalents (including, without limitation, any cash proceeds received as proceeds of any disposition of non-cash proceeds as and when received and any proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and

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when received) actually paid to or received by Borrower, less (B) the sum of (1) the amount, if any, of all fees, legal fees, accounting fees, brokerage fees, commissions, costs and other expenses paid or payable by the Borrower in connection with such Permitted Disposition or Casualty Event which are actually paid by the Borrower, but without duplication of any amount deducted in arriving at the amount referred to in clause (A) above; (2) Taxes paid or reasonably estimated to be payable in connection therewith (including Taxes imposed on the distribution or repatriation of any such Net Cash Proceeds) (after taking into effect any available tax credits or deductions and tax sharing arrangements); (3) amounts set aside as a reserve in accordance with GAAP against any indemnities, or liabilities (contingent or otherwise) associated with such Permitted Disposition or Casualty Event (without duplication of any Taxes deducted pursuant to clause (2) above) (I) associated with the assets that are the subject of such event and (II) retained by Borrower; provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such event occurring on the date of such reduction; (4) if applicable, the principal amount of any indebtedness secured by a Lien (which is senior to the Liens securing the Obligations) that has been repaid or refinanced in accordance with its terms with the proceeds of such Permitted Disposition or Casualty Event; (5) any payments to be made by the Borrower as agreed between the Borrower and the purchaser of any assets subject to a Permitted Disposition or Casualty Event in connection therewith; and (6) any portion of such proceeds deposited in an escrow account or other appropriate amounts set aside as a reserve in accordance with GAAP against any indemnities, liabilities (contingent or otherwise) associated with such Permitted Disposition or Casualty Event.

“Non-Call Period” means the period commencing on the Effective Date and ending on the earlier of the Stated Maturity Date and the occurrence of the Dividend Event.

“Note” has the meaning set forth in the introductory paragraph.

“Note Documents” means (a) this Note (including all certificates required to be delivered pursuant to this Note and all exhibits and schedules to this Note), (b) the Security Documents, (c) the Guaranty Agreement, (d) the Intercreditor and Subordination Agreement, (e) all other agreements, documents, and instruments in favor of Noteholder executed and/or delivered pursuant to this Note and/or any Security Document, and (f) all renewals, extensions, amendments, modifications, supplements, restatements, and replacements of, or substitutions for, any of the foregoing provided that, Note Documents shall not include the Purchase Agreement (or any other agreements, documents or instruments executed and/or delivered pursuant thereto but specifically excluding from this proviso the Note, the Guaranty Agreement, the Security Documents and the Intercreditor and Subordination Agreement).

“Note Parties” means Borrower and Guarantor.

“Noteholder” has the meaning set forth in the introductory paragraph.

“Obligations” means all unpaid principal (including all PIK Interest) of and accrued and unpaid interest on the Loan, accrued and unpaid fees and all fees, costs and expenses, including legal fees and costs (in each case, to the extent payable or reimbursable hereunder or under any other Note Document), reimbursements, indemnities and other obligations and liabilities (including interest and fees accruing during the pendency of any insolvency proceeding, regardless of whether allowed or allowable in such proceeding) of any of the Note Parties, individually or collectively, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, now existing or hereafter arising or incurred, in each case, under this Note or any of the other Note Documents.

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“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“OSP” means, for each OSP Measurement Period, the applicable Order Shortfall Payment, as defined in the Supply Agreement, if any.

“OSP Measurement Period” means any calendar year of the term of the Supply Agreement, starting with the calendar year ending December 31, 2025.

“OSP Setoff Election” has the meaning given to such term in Section 3.2(c).

“Parties” has the meaning set forth in the introductory paragraph.

“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law October 26, 2001).

“Permitted Disposition” means:

(a) The use, transfer or Disposition of equipment and inventory in the ordinary course of business;

(b) Dispositions of obsolete, surplus, damaged or worn-out property or property that is no longer necessary, used or useful in the business of the Borrower;

(c) the use, transfer or Disposition of cash and cash equivalents for fair market value;

(d) sales, discounting or forgiveness of accounts receivable in connection with the collection, settlement or compromise thereof;

(e) (i) any Disposition, license, sublicense, abandonment or lapse of intellectual property which does not materially interfere with the business of the Borrower and (ii) the license of intellectual property under the ProFrac IP License Agreement;

(f) Dispositions constituting (i) Permitted Distributions and (ii) Permitted Investments;

(g) the leasing or subleasing of assets of the Borrower not materially interfering with the business of the Borrower;

(h) Dispositions of non-core assets that are not used or useful in the business of the Borrower;

(i) leases, subleases, licenses or sublicenses, in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower;

(j) transfers of property subject to Casualty Events upon receipt of the Net Proceeds of such Casualty Event; and

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(k) the settlement, release or surrender of litigation claims in the ordinary course of business or to the extent that the Borrower determines, in the good faith business judgment, that such settlement, release or surrender of litigation claims is beneficial to Borrower.

“Permitted Holders” means each of ProFrac Holdings II and Noteholder.

“Permitted Investments” means:

(a) (i) Investments existing on the date hereof; and (ii) Investments consisting of any modification, replacement, renewal, reinvestment or extension of any Investment permitted by clause (a)(i) existing on the date hereof; provided that the aggregate amount of the Investments permitted pursuant to this clause (a)(i) is not increased from the aggregate amount of such Investments on the date hereof;

(b) Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business;

(c) deposit accounts maintained in the ordinary course of business;

(d) Investments (including debt obligations and Stock) received in connection with the bankruptcy or reorganization of account debtors, suppliers and customers or in settlement of delinquent obligations of, or other disputes with, account debtors, customers and suppliers or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(e) Investments in the ordinary course of business consisting of endorsements for collection or deposit;

(f) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(g) to the extent constituting Investments, Permitted Dispositions and Permitted Distributions;

(h) Investments in cash, cash equivalents, and in negotiable instruments deposited or to be deposited for collection in the ordinary course of business;

(i) to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials or equipment (including without limitation, the purchase or acquisition of mobile power generation equipment) or purchases, acquisitions, licenses or leases of other assets, intellectual property, or other rights, in each case in the ordinary course of business;

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(j) Investments in an amount not to exceed $10,000,000 in the aggregate outstanding at any time provided that (i) such Investments were made after the Effective Date but prior to the first anniversary of the Effective Date, (ii) all of such Investments shall constitute Collateral under the Note Documents and (iii) Borrower complies with Section 5 of the Security Agreement to timely perfect Noteholder’s Lien on such Collateral (and the Noteholder’s Lien on such Collateral constitutes a perfected first priority Lien);

(k) Investments made after the first anniversary of the Effective Date provided that (i) all of such Investments shall constitute Collateral under the Note Documents and (ii) Borrower complies with Section 5 of the Security Agreement to timely perfect Noteholder’s Liens on such Collateral (and the Noteholder’s Lien on such Collateral constitutes a perfected first priority Lien);

(l) other Investments with the prior written consent of the Noteholder provided that (i) all of such Investments shall constitute Collateral under the Note Documents and (ii) Borrower complies with Section 5 of the Security Agreement to timely perfect Noteholder’s Liens on such Collateral (and the Noteholder’s Lien on such Collateral constitutes a perfected first priority Lien).

For purposes of determining compliance with this definition, in the event that any Investment meets the criteria of more than one of the types of Permitted Investments described in the above clauses, the Borrower, in its sole discretion, may classify and reclassify such Investment and only be required to include the amount and type of such Investment in one of such clauses provided that Investments may be allocated among more than one clause to the extent that such Investment meets the criteria of such clauses.

“Permitted Liens” means:

(a) Liens in favor of the Noteholder securing the Obligations;

(b) Liens securing obligations under the ABL Loan Agreement;

(c) Liens for Taxes that (i) are not delinquent, or (ii) are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP (or other applicable accounting principles);

(d) Liens arising from any judgment, decree or order of any court or other Governmental Authority or any attachments in connection with court proceedings; provided that the attachment or enforcement of such Liens do not constitute an Event of Default hereunder;

(e) Non-exclusive licenses and sublicenses, leases or subleases on the property covered thereby (including Intellectual Property) incurred in the ordinary course of business;

(f) Liens that are contractual rights of set-off;

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(g) Liens (i) of a collection bank (including those arising under Section 4-210 of the UCC) on the items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and which are within the general parameters customary in the banking industry;

(h) Liens arising from precautionary UCC filings ; and

(i) deposits in the ordinary course of business to secure liabilities to insurance carriers, lessors, utilities, vendors, customers, service providers or any seller of goods.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority, or other entity.

“PIK Interest” has the meaning given to such term in Section 5.2.

“Prepayment Date” means the date the Loan is prepaid or repaid (as applicable), in whole or in part, for any reason prior to the expiration of the Non-Call Period, including, without limitation, (i) any voluntary or mandatory prepayment, (ii) foreclosure and sale of Collateral in accordance with the Note Documents, (iii) the sale of Collateral in accordance with the Notes Documents in any Insolvency Proceeding, (iv) the restructuring, reorganization, or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructuring, or arrangement in any Insolvency Proceeding, or (v) as a result of acceleration or a bankruptcy filing by, against or otherwise involving Borrower, pursuant to Section 3.2(a), Section 10.7 or Section 11, as applicable.

“Prepayment Premium” means an amount equal to 5% of the principal amount of any Loans being prepaid or repaid, as applicable, pursuant to Section 3.2(d).

“ProFrac Agreements” means, collectively, the Purchase Agreement, the ProFrac IP License Agreement, the ProFrac IP Assignment Agreement, the Dry Lease, the Voting Agreement, the D&O Voting Agreement (as defined in the Purchase Agreement) and the Warrants.

“ProFrac Holdings II” means ProFrac Holdings II, LLC, a Texas limited liability company.

“ProFrac IP Assignment Agreement” means that certain Intellectual Property Assignment, dated as of April 28, 2025, by Borrower as assignee, and Seller and ProFrac Services, LLC, each as assignors.

“ProFrac IP License Agreement” means that certain License Agreement, dated as of April 28, 2025, by Borrower, as licensor, and Noteholder, as licensee.

“ProFrac PubCo” means ProFrac Holding Corp., a Delaware corporation.

“Purchase Agreement” means that certain Asset Purchase Agreement dated as of April 28, 2025, by and among Borrower, as buyer, Noteholder, as seller, ProFrac Services, LLC and Flotek Chemistry, LLC.

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“Responsible Officer” means the President, any Vice President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Chief Legal Officer or other officer with comparable title and responsibilities.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any comprehensive or country-wide Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by a Sanctions Authority; (b) any Person operating, organized, or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person that is the subject or target of any Sanctions.

“Sanctions” mean all economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by a Sanctions Authority.

“Sanctions Authority” means OFAC, the U.S. Department of State, the United Nations Security Council or the European Union.

“Security Agreement” means the Security Agreement, dated as of the date hereof, by and between the Borrower and Noteholder.

“Security Documents” means the Security Agreement and all other agreements, documents and instruments executed and/or delivered to create or perfect a Lien in favor of Noteholder on any Collateral to secure the Obligations.

“Shareholder Approval” means the approval by Flotek’s common stockholders of the issuance by Flotek of shares of common stock underlying the Warrant without ownership limitations, provided that such approval will require the majority of votes cast in person or by proxy on such proposal at a stockholder meeting.

“Solvent” means, with respect to any Person or consolidated group of Persons (as applicable) as of a particular date, that on such date (a) such Person or group is able to pay its debts and other liabilities as they mature in the normal course of business, (b) such Person or group does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s or such group’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person or group is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s or group’s assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person or group is engaged or is to engage and (d) the present fair salable value of the assets of such Person or group is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person or group. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed as the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Stated Maturity Date” shall mean April 28, 2030.

“Stock” has the meaning attributed to such term in the Security Agreement.

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“Supply Agreement” means that certain Chemical Products Supply Agreement, dated February 2, 2022, by and between Flotek Chemistry, LLC and ProFrac Services, LLC, as amended prior to the Effective Date.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, assessments, fees, charges or withholdings (including backup withholdings) imposed by any Governmental Authority, including interest, penalties and additions to tax with respect thereto.

“Treasury Rate” means, with respect to any Prepayment Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to such prepayment date (or, if such statistical release is no longer published, any publicly available source of similar market data)) equal to the period from Prepayment Date to the Stated Maturity Date; provided, however, that if the period from such Prepayment Date to the Stated Maturity Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such Prepayment Date to Stated Maturity Date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other State govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such State.

“Voting Agreement” means that certain Voting Agreement, dated as of April 28, 2025, by and among Flotek, ProFrac Holdings II, LLC, a Texas limited liability company, and the stockholders of Flotek party thereto.

“Warrant” means the warrant to purchase 6,000,000 shares of Flotek’s common stock, par value $0.0001 per share, issued by Flotek to ProFrac PubCo as contemplated by the Lease Consideration Agreement.

1.2 Interpretation. For purposes of this Note (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Note as a whole. The definitions given for any defined terms in this Note shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. Unless the context otherwise requires, references herein to: (x) Schedules, Exhibits, and Sections mean the Schedules, Exhibits, and Sections of this Note; (y) an agreement, instrument, or other document means such agreement, instrument, or other document as amended, restated, supplemented, and modified from time to time to the extent permitted by the provisions of the Note Documents; and (z) a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Note shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

2. Loan.

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2.1 Loan. Subject to the terms and conditions set forth in the Purchase Agreement, (i) Borrower agreed to purchase the Acquired Assets on the Effective Date and (ii) as consideration for certain transactions contemplated under the ProFrac Agreement, Borrower agreed to issue and deliver this Note to Noteholder, and to grant to Noteholder a perfected first priority Lien (subject only to the Permitted Liens) on the Acquired Assets and such other assets as are secured from time to time under the Security Documents to secure Borrower’s obligations under this Note and the Note Documents and the other Obligations (subject to certain limited exceptions, thresholds, limitations and timetables to the extent set forth in any such Security Document(s)). No amounts paid or prepaid under this Note may be reborrowed.

3. Payment Dates; Optional Prepayments.

3.1 Payment Dates. The aggregate principal amount of the Loan shall be payable on the Maturity Date.

3.2 Prepayments.

(a) Subject to Section 3.2(c) and Section 3.2(f), the Borrower may pay or prepay the Loan in whole or in part at any time or from time to time prior to the expiration of the Non-Call Period by paying the principal amount to be paid or prepaid together with accrued interest thereon to the date of payment or prepayment, plus the Make-Whole Amount or, if applicable in the case of Section 3.2(d), the Prepayment Premium. For the avoidance of doubt, except in connection with the exercise of the OSP Setoff Election pursuant to Section 3.2(c) and the exercise of the Dry Lease Setoff Election pursuant to Section 3.2(f), the Make-Whole Amount (or, if applicable in the case of Section 3.2(d), the Prepayment Premium) shall be due upon any payment or prepayment of the Loan prior to the expiration of the Non-Call Period, whether as a result of payment, prepayment, mandatory prepayment, or acceleration, including, without limitation, (x) as a result of the occurrence of a bankruptcy by, against or involving Borrower, the Guarantor and/or any of their assets and (y) any payment made on the Maturity Date (to the extent the Maturity Date is within the Non-Call Period).

(b) Dividend Event. The Borrower may prepay the Loan in whole or in part at any time following the occurrence of a Dividend Event without penalty or premium by paying the principal amount to be prepaid, together with accrued interest thereon to the date of prepayment.

(c) OSP Setoff Election. Notwithstanding anything in Section 3.2(a) to the contrary, at the end of each OSP Measurement Period, the Noteholder (or ProFrac PubCo) and/or the Borrower (on behalf of Flotek) may elect, at its option and upon written notice to such other Party, to off-set up to fifty percent (50%) of any OSP due and payable with respect to such OSP Measurement Period against the outstanding principal amount of the Loan and all accrued and unpaid interest thereon (an “OSP Setoff Election”), with such notice specifying separately the amount of principal and interest to be so set off. For purposes of clarification, subject to the immediately following sentence, only one such election per OSP Measurement Period may be made by each of Noteholder and Borrower for a cumulative amount (i.e., counting any such election by Noteholder and any such election by Borrower) of no greater than fifty percent (50%) of the applicable OSP due and payable with respect to such OSP Measurement Period; provided that, for the avoidance of doubt, nothing in this Note shall be construed to (i) limit Noteholder from electing to offset fifty percent (50%) of the applicable OSP amount due and payable with respect to an applicable OSP Measurement Period to the extent that the Borrower has not made an election for such OSP Measurement Period at such time and (ii) limit the Noteholder from making an election that, together with the Borrower’s

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election, offsets up to fifty percent (50%) of the applicable OSP amount due and payable with respect to an applicable OSP Measurement Period. If mutually agreed in writing by both the Noteholder and the Borrower, an election of up to one hundred percent (100%) of the applicable OSP due and payable with respect to such OSP Measurement Period may be off-set against the outstanding principal amount of the Loan and all accrued and unpaid interest thereon. Upon the exercise of an OSP Setoff Election, the portion of the outstanding principal amount of the Loan and any accrued and unpaid interest thereon subject to such OSP Setoff Election shall deemed satisfied and paid without need for further action by any other Party. Notwithstanding any other provisions set forth in the Note Documents, neither the exercise of nor the failure to exercise the OSP Setoff Election will constitute an election of remedies under the Note Documents.

(d) Repayment Upon Change of Control. If a Change of Control occurs during the Non-Call Period, the Borrower shall have the option to prepay the Loan in full by paying the aggregate outstanding principal amount of the Loan, together with all accrued interest thereon to the date of prepayment, plus (x) to the extent a Change of Control occurs at any time during the three years following the Effective Date, the Make-Whole Amount and (y) to the extent a Change of Control occurs at any time thereafter, the Prepayment Premium.

(e) Dispositions; Casualty Events. Borrower shall, no later than five (5) Business Days following receipt thereof, apply 100% of all Net Cash Proceeds in excess of five thousand dollars ($5,000) in the aggregate in any calendar year received by Borrower from any Disposition of Collateral (other than any Disposition under clauses (c), (d), (e), (f), (g), (i) and (k) of the definition of “Permitted Disposition”) and/or Casualty Event to prepay the Loan (and any Make-Whole Amount payable in connection therewith); provided, however, the Borrower may elect (with prior written consent of Noteholder (which may be by email) solely with respect to a Permitted Disposition, and no such consent is required with respect to a Casualty Event) to reinvest such Net Cash Proceeds in assets constituting Collateral that are used or useful in its business (excluding inventory) or in any Permitted Investment constituting Collateral, in each case, so long as Borrower complies with Section 5 of the Security Agreement to timely perfect Noteholder’s Liens in such Collateral. If the Borrower fails to actually reinvest such Net Cash Proceeds within three hundred sixty-five (365) days of such election, the relevant Net Cash Proceeds shall be applied to prepay the Loan in accordance with this clause (e). Prepayments made pursuant to this clause (e) at any time during the Non-Call Period shall be accompanied by the Make-Whole Amount payable with respect to the amount so prepaid. For the avoidance of doubt, Borrower shall not be required to pay any Make-Whole Amount with respect to principal amounts mandatorily prepaid pursuant to this Section 3.2(e) after the end of the Non-Call Period.

(f) Offset (Dry Lease). The Noteholder (as lessee under the Dry Lease) and the Borrower (as lessor under the Dry Lease) may offset certain amounts outstanding under the Dry Lease against amounts outstanding under this Note, on a dollar for dollar basis, in accordance with the provisions of the Dry Lease; provided, that notwithstanding any other provisions set forth herein any such prepayments made hereunder as a result of exercising such offset rights shall not be subject to payment of the Make-Whole Amount.

(g) All prepayments and other payments hereunder shall be accompanied by accrued interest on the Loans prepaid.

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(h) The Borrower expressly agrees that: (A) each of the Make-Whole Amount and the Prepayment Premium (when applicable) is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) each of the Make-Whole Amount and the Prepayment Premium (when applicable) shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Noteholder and the Borrower giving specific consideration in this transaction for such agreement to pay the Make-Whole Amount or Prepayment Premium, as applicable; (D) the Borrower’s agreement to pay the Make-Whole Amount and/or the Prepayment Premium, as applicable, is a material inducement to Noteholder to sell the Acquired Assets and provide the Loan; and (E) the Make-Whole Amount and Prepayment Premium, as applicable, represents a good faith, reasonable estimate and calculation of the lost profits or damages of Noteholder and that it would be impractical and extremely difficult to ascertain the actual amount of damages to Noteholder or profits lost by Noteholder as a result of such payment or prepayment (as a result of acceleration or otherwise (as applicable)).

4. Security Documents. The amounts outstanding hereunder shall be secured by a perfected first priority security interest (subject only to the Permitted Liens constituting statutory Liens) in the Collateral specified in the Security Documents subject to certain limited exceptions, thresholds, limitations and timetables described therein. The obligations of the Borrower hereunder shall be unconditionally guaranteed by the Guarantor.

5. Interest.

5.1 Interest Rate. Except as otherwise expressly provided herein, the outstanding principal amount of the Loan shall bear interest at the Applicable Rate from the date the Loan was made until the date on which the Loan is paid in full in cash, whether at maturity, upon acceleration, by prepayment, setoff, reduction or otherwise.

5.2 Interest Payment Dates. Interest shall be payable quarterly in arrears to the Noteholder on each Interest Payment Date. Unless the Borrower notifies the Noteholder on or prior to the date that is three (3) Business Days prior to the Interest Payment Date that it has elected to pay all or any portion of accrued and unpaid interest in cash, all accrued interest on Loan shall be paid in-kind and capitalized on each Interest Payment Date by adding such accrued and unpaid interest to the principal amount of the Loan (such capitalized interest being, “PIK Interest”), provided, however, that (i) during the continuance of a Default or Event of Default, interest shall only be payable in cash on each Interest Payment Date and the Borrower shall have no option to pay such interest in-kind; (ii) on and after the Maturity Date, interest shall only be payable in cash; (iii) each payment of principal on the Loan shall be accompanied by a cash payment of interest accrued which has neither been paid nor capitalized with respect to such principal being paid, (iv) if the Borrower makes a Distribution at any time after the Effective Date but on or prior to the first anniversary of the Effective Date, interest shall only be payable in cash from the Effective Date through the first anniversary of the Effective Date and (v) no Distributions shall be payable pursuant to clauses (F), (G) or (H) of Section 8.2(e)(i) unless, among other conditions set forth in such clauses, all outstanding PIK Interest capitalized from the Effective Date through the Interest Payment Date immediately preceding such Distribution, has been paid in cash to Noteholder. All PIK Interest shall constitute principal and, upon capitalization of such amount, shall accrue interest in accordance with this Section 5.

5.3 Default Interest. During the continuance of any Event of Default, the Borrower shall on demand by Noteholder from time to time pay interest, to the extent permitted by Law, on the outstanding principal amount of the Loan at the Default Rate, with such Default Rate beginning to accrue (at Noteholder’s option) upon the initial occurrence of such Event of Default.

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5.4 Computation of Interest. All computations of interest shall be made on the basis of 365 or 366 days, as the case may be, and the actual number of days elapsed. Interest shall accrue on the Loan on the day on which the Loan is made, and shall not accrue on the Loan (or the portion thereof, as applicable) for the day on which it is paid.

5.5 Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable on the Loan shall exceed the maximum rate of interest permitted to be charged by the Noteholder to the Borrower under applicable Law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable Law.

6. Payment Mechanics.

6.1 Manner of Payments. All payments of interest, principal, fees and other Obligations shall be made in lawful money of the United States of America, without defense setoff or counterclaim (other than in accordance with Section 3.2(c) and Section 3.2(f) hereof), free of any restriction or condition or withholding or deduction of taxes, and delivered no later than 2:00 PM CT on the date on which such payment is due by wire transfer or ACH of immediately available funds to the Noteholder’s account at a bank specified by the Noteholder in writing to the Borrower from time to time.

6.2 Application of Payments. During the continuation of an Event of Default, all payments made under this Note shall be applied first to the payment of all fees, expenses, indemnities and other amounts payable by Borrower to Noteholder in accordance with the terms of the Note Documents (other than, in each case, principal and accrued interest), including in connection with the exercise of rights and remedies, together with all reasonable costs and expenses of collection, attorneys’ fees, court fees and foreclosure expenses, second to the payment of accrued interest, and third to the payment of the principal amount outstanding under the Note. To the extent an Event of Default is not then continuing, interest payments shall be applied to accrued and outstanding interest.

6.3 Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note.

6.4 Evidence of Debt. The Noteholder is authorized to record on the grid attached hereto as Exhibit A the Loan made to the Borrower and each payment, prepayment or reduction pursuant to the OSP Setoff Election, Dry Lease Setoff Election or otherwise. The failure of the Noteholder to record such payments, prepayments or any reduction pursuant to the OSP Setoff Election or Dry Lease Setoff Election, or any inaccuracy therein, shall not in any manner affect the amount then outstanding hereunder. The Noteholder’s failure to record any payment, prepayment (or deemed payment or prepayment) or any reduction pursuant to the OSP Setoff Election or Dry Lease Setoff Election, shall not be construed as evidence that such amount is not due by Noteholder (in the case of the OSP Setoff Election or Dry Lease Setoff Election) or that such reduction, payment or prepayment of the Loan has not occurred.

6.5 Rescission of Payments. If at any time any payment made by the Borrower under this Note is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise, the Borrower’s obligation to make such payment shall be reinstated as though such payment had not been made.

7. Representations and Warranties. The Borrower hereby represents and warrants to the Noteholder on the date hereof as follows:

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7.1 Existence; Power and Authority; Compliance with Laws. The Borrower (a) is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of its jurisdiction of organization, (b) has the requisite power and authority, and the legal right, to own, lease, and operate its properties and assets and to conduct its business as it is now being conducted, to execute and deliver this Note and any other Note Document to which it is a party, and to perform its obligations hereunder and thereunder and (c) is in compliance with all Laws except in each case with respect to (b) and (c) to the extent that the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

7.2 Authorization; Execution and Delivery. The execution and delivery of this Note and each such Note Document to which it is a party and the performance of its obligations hereunder and thereunder have been duly authorized by all necessary limited liability company action in accordance with all applicable Laws. The Borrower has duly executed and delivered this Note and any other Note Document to which it is a party.

7.3 No Approvals. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any Governmental Authority or any other Person is required in order for the Borrower to execute, deliver, or perform any of its obligations under this Note and/or any other Note Document to which it is a party other than those being made or obtained by the Effective Date, including without limitation, to perfect the liens securing the Obligations.

7.4 No Violations. The execution and delivery of this Note and the other Note Documents to which the Borrower is a party and the consummation by the Borrower of the transactions contemplated hereby and thereby do not and will not (a) violate any Law or order applicable to the Borrower or by which any of its properties or assets may be bound; or (b) constitute a default, event of default or other violation of or under any Material Debt. Borrower is in compliance with (x) all requirements of Law and all judgments, decrees and orders of any Governmental Authority and (y) all agreements or other instruments binding upon it or its properties, except, in each case of clauses (x) and (y), where non-compliance, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

7.5 Enforceability. The Note and each other Note Document to which the Borrower is a party is a valid, legal, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

7.6 No Litigation. No action, suit, litigation, investigation, or proceeding of, or before, any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its property or assets (a) with respect to any Note Document to which it is a party or any of the transactions contemplated hereby or thereby or (b) that would reasonably be expected to result in a Material Adverse Effect.

7.7 Solvency. After giving effect to the Note Documents and the transactions contemplated herein and therein, the Note Parties, taken as a whole, are Solvent and able to pay their Debt (including trade Debt) as it matures.

7.8 Liens. All Liens of Noteholder in the Collateral are fully perfected first priority Liens (subject only to the Permitted Liens), subject to the thresholds, exclusions, timetables and limitations set forth in this Security Documents.

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7.9 PATRIOT Act; Anti-Money Laundering. The Borrower is, and to the knowledge of the Borrower, its directors, officers, employees, and agents are, in compliance in all material respects with the PATRIOT Act, and any other applicable terrorism and money laundering laws, rules, regulations, and orders.

7.10 Anti-Corruption Laws and Sanctions.

(a) The Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance in all material respects by the Borrower and its directors, officers, employees, and agents with Anti-Corruption Laws and applicable Sanctions and the Borrower is, and to the knowledge of the Borrower, its directors, officers, employees, and agents are, in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

(b) The Borrower is not, and to the knowledge of the Borrower, no director or officer of the Borrower is a Sanctioned Person.

(c) No use of proceeds of the Loan or other transaction contemplated by the Note Documents will violate any Anti-Corruption Law or applicable Sanctions.

7.11 Taxes. The Note Parties have filed all federal income tax returns and all material state, local and non-U.S. tax returns and reports required to be filed, and have paid all federal income Taxes and all other material Taxes imposed upon them or their properties, income or assets otherwise due and payable, except Taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with GAAP.

7.12 Intellectual Property. The Borrower owns, or is licensed or otherwise has the right to use, all patents, trademarks, service marks, trade names, copyrights, domain names, trade secrets, software, know-how, proprietary information, data, and other intellectual property used in its business other than if the failure to so own, have such license or right would not reasonably be expected to result in a Material Adverse Effect, and the use thereof by Borrower does not, to the best knowledge of the Borrower, infringe in any material respect on the rights of any other Person other than if such infringement would not reasonably be expected to result in a Material Adverse Effect.

7.13 Insurance. The properties of the Borrower are insured with insurance companies (i) that the Borrower believes in good faith to be financially sound and reputable and (ii) in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower operates, in each case, in compliance with Section 8.1(g) hereof.

8. Covenants.

8.1 Affirmative Covenants. Until all amounts outstanding under this Note have been paid in full, the Borrower shall:

(a) Notice.

(i) Promptly, but in any event within five (5) Business Days after a Responsible Officer of the Borrower obtains actual knowledge thereof, notify the Noteholder of (A) the occurrence of any Event of Default and (B) any matter that resulted in a Material Adverse Effect.

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(ii) The Borrower will furnish to the Noteholder prompt written notice of the filing or commencement of, or any material development in, any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of the Borrower, affecting Borrower or Guarantor, in each case, which, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;

(iii) The Borrower will furnish to the Noteholder prompt written notice of the occurrence of any default or event of default, or the receipt by the Borrower or Guarantor of any written notice of an alleged default or event of default, with respect to any Material Debt.

(b) Maintenance of Existence; Property. (i) Preserve, renew, and maintain in full force and effect its corporate or organizational existence, (ii) take all reasonable action to maintain all rights, privileges, and franchises necessary or desirable in the normal conduct of its business, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect and (iii) shall maintain all of its material property necessary and useful in the conduct of its business, taken as a whole, in good operating condition and repair, ordinary wear and tear, Permitted Dispositions and Casualty Events excepted, except, in each case, to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(c) Compliance. (i) Comply with all Laws applicable to it and its business and its obligations under its material contracts and agreements, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect and (ii) maintain in effect and enforce policies and procedures reasonably designed to achieve compliance in all material respects by the Borrower and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(d) Reserved

(e) Books and Records. Maintain, and will cause each other Note Party to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

(f) Inspections. Upon reasonable prior notice and at any reasonable time and from time to time, Borrower will permit, representatives of the Noteholder: (i) to examine and make copies of the books and records of, and visit and inspect the properties or assets of the Borrower and to discuss the business, operations, and financial condition of the Borrower with the Borrower’s officers and employees and with its independent certified public accountants, provided that such visits and inspections may occur no more frequently than once during each fiscal year of Borrower (unless an Event of Default exists and is continuing, in which case the Noteholder may conduct additional visits and inspections at their discretion at Borrower’s expense).

(g) Insurance. Maintain with financially sound insurance companies, insurance on all property material to the business of the Borrower, taken as a whole, in at least such amounts and against at least such risks (but including, in any event, public liability, casualty, hazard, theft, product liability and business interruption) as are customarily insured against by companies of established reputation engaged in the same or similar business and in the same general area as the Borrower, all as determined in good faith by the Borrower. The Borrower shall cause the Noteholder, to be named as a secured party, mortgagee, lender loss payee and/or additional insured, where applicable, and in a manner reasonably acceptable to the Noteholder under all insurance policies required to be maintained by the Borrower under this clause (g).

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(h) Organizational Documents/Material Debt. Borrower will not amend, modify or waive any of its rights under its organizational documents or any agreements, documents or instruments evidencing Material Debt, in each case, in a manner materially adverse to Noteholder. The Borrower will not, without providing at least 10 days’ prior written notice to the Noteholder of such change, change its legal name, type of organization, jurisdiction of organization, location of its chief executive office or its principal place of business or its organizational identification number. The Borrower will take all actions reasonably requested by the Noteholder to maintain the perfection and priority of the Noteholder’s security interest in the Collateral after giving effect to any changes referenced in this clause (h).

(i) Taxes. The Borrower will pay promptly when due all material Taxes (including, without limitation, all assessments, charges and levies of Governmental Authorities imposed upon it or its income or properties or in respect of its property that would result in a statutory Lien) before the same shall become delinquent or in default, other than such Taxes that are being contested in good faith and by the appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

(j) Further Assurances. Upon the request of the Noteholder, execute and deliver such further instruments and do or cause to be done such further acts as may be necessary or advisable to carry out the intent and purposes of this Note and any other Note Document to which the Borrower is a party which shall include, without limitation, complying with Section 5 of the Security Agreement to timely perfect Noteholder’s Liens in all Collateral.

8.2 Negative Covenants. Until all amounts outstanding under this Note have been paid in full in cash, the Borrower shall not:

(a) Debt. Incur or maintain any Debt other than:

(i) Debt of the Borrower under this Note and the other Note Documents;

(ii) (x) Debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds; provided that such Debt is extinguished within five (5) Business Days of its incurrence and (y) customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased or rented in the ordinary course of business;

(iii) Debt under the ABL Loan Agreement as in effect on the date hereof; and

(iv) Debt consisting of the financing of insurance premiums.

(b) Liens. Create, permit or suffer to exist any Lien on the Collateral or any interest therein except for Permitted Liens.

(c) Dispositions. Dispose of any Collateral other than Permitted Dispositions to the extent, as applicable, that the Borrower uses the Net Cash Proceeds from such Disposition to prepay the Note to the extent required by Section 3.2(e).

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(d) Investments. Make any Investment except Permitted Investments.

(e) Distributions. Make or agree to pay or make any Distribution, other than the following (collectively, “Permitted Distributions”):

(i) So long as no Default or Event of Default exists and is continuing under Sections 10.1 (Payment Default) or 10.8 (Bankruptcy Default) or would result therefrom:

(A) Distributions, the proceeds of which are used to pay Flotek’s and its subsidiaries’ operating costs and expenses incurred in the ordinary course of business, maintenance capital expenditures, other overhead costs and expenses and fees (including administrative, legal, accounting and similar expenses provided by third parties as well as trustee, director and general partner fees) which are reasonable and customary and incurred in the ordinary course of business and, in each case, attributable to the ownership or operations of the Borrower (including any reasonable and customary indemnification claims made by directors or officers of the Guarantor or any indirect parent of the Borrower attributable to the direct or indirect ownership or operations of the Borrower);

(B) Distributions, the proceeds of which shall be used to pay customary salary, compensation, bonus and other benefits payable to officers, employees, consultants and other service providers of Guarantor or any indirect parent of the Borrower to the extent such salaries, compensation, bonuses and other benefits are attributable to the ownership or operation of the Borrower;

(C) Distributions, the proceeds of which shall be used to pay franchise, excise and similar taxes, and other fees and expenses, required to maintain the Borrower’s (or any of its direct or indirect parents’) existence;

(D) Distributions not to exceed $10,000,000 in the aggregate during the first twelve consecutive months immediately following the Effective Date; provided that (x) all interest accrued prior to the making of such Distribution through the first anniversary of the Effective Date shall have been paid and shall be payable solely in cash and (y) the Borrower shall have delivered to Noteholder prior or substantially concurrent written notice (which may be delivered via email) of its intent to make such Distribution, the amount of such Distribution and the date of such Distribution;

(E) Distributions to the extent that such Distributions fund, on a dollar for dollar basis, a dividend to the holders of Equity Interests in Flotek, including a dividend to ProFrac PubCo and/or ProFrac Holdings II in an amount not less than ProFrac PubCo’s and/or ProFrac Holdings II’s (as applicable) pro rata ownership of all Equity Interests in Flotek; and

(F) Unlimited Distributions after the first anniversary of the Effective Date so long as (w) no Event of Default is then continuing (before and after giving effect to such Distribution(s)), (x) the Borrower has paid all accrued interest in cash from the Effective Date through the Interest Payment Date immediately preceding such Distribution or, if Borrower has been paying

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interest with PIK Interest (in whole or in part with respect to any interest payments due since the Effective Date), Borrower shall have paid to Noteholder in cash all of such outstanding PIK Interest capitalized from the Effective Date through the date of such Distribution prior to making any such Distribution, (y) Borrower has at least $10,000,000 of unrestricted cash on its balance sheet after giving effect to making each such Distribution and (z) the Borrower shall have delivered to Noteholder prior or substantially concurrent written notice (which may be delivered via email) of its intent to make such Distribution, the amount of such Distribution and the date of such Distribution;

(G) Distributions in an aggregate amount after the Effective Date equal to the amount by which the then outstanding principal amount of the Loan (after giving effect to any capitalization of PIK Interest that has occurred on or before the date of such Distribution in accordance with Section 5.2) is less than the original principal amount of the Loan on the Effective Date provided that (x) no Event of Default is then continuing (before and after giving effect to such Distribution(s)), (y) the Borrower has paid all accrued interest in cash from the Effective Date through the Interest Payment Date immediately preceding such Distribution or, if Borrower has been paying interest with PIK Interest (in whole or in part with respect to any interest payments due since the Effective Date), Borrower shall have paid to Noteholder in cash all of such outstanding PIK Interest capitalized from the Effective Date through the date of such Distribution prior to making any such Distribution and (z) the Borrower shall have delivered to Noteholder prior or substantially concurrent written notice (which may be delivered via email)of its intent to make such Distribution, the amount of such Distribution and the date of such Distribution; and

(H) Distributions at any time when the aggregate outstanding principal balance of the Loan (including all PIK Interest that has been capitalized at such time in accordance with Section 5.2) is $17,500,000 or less provided that (x) no Event of Default is then continuing or would occur after giving effect to such Distribution(s), (y) the Borrower has paid all accrued interest in cash from the Effective Date through the Interest Payment Date immediately preceding such Distribution or, if Borrower has been paying interest with PIK Interest (in whole or in part with respect to any interest payments due since the Effective Date), Borrower shall have paid to Noteholder in cash all of such outstanding PIK Interest capitalized from the Effective Date through the date of such Distribution prior to making any such Distribution and (z) the Borrower shall have delivered to Noteholder prior or substantially concurrent written notice (which may be delivered via email) of its intent to make such Distribution, the amount of such Distribution and the date of such Distribution.

(f) Affiliate Transactions. Enter into any agreement or transaction with any of its Affiliates other than (i) transactions upon fair and reasonable terms not materially less favorable than it would reasonably expect to obtain or become entitled to in an arm’s-length transaction with a Person that was not its Affiliate or (ii) the ProFrac Agreements and the transaction contemplated thereunder.

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(g) Mergers, Dissolution. Liquidate, wind up, dissolve, suspend operations (or suffer any liquidation or dissolution) or merge or consolidate with or into any other Person.

(h) Business Conducted. Engage at any time in any line of business other than the lines of business of the same general type currently conducted by it and any businesses incidental to, reasonably related or ancillary thereto, and the lines of business of the general type conducted as of the Effective Date and any businesses incidental to, reasonably related or ancillary thereto.

(i) Restrictive Agreements. Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of the Borrower to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Noteholder with respect to the Obligations or under the Note Documents, other than the ABL Loan Agreement.

(j) Fiscal Year; Accounting. (i) Change its fiscal year end date from December 31 or method for determining fiscal quarters of the Borrower or (ii) make any significant change in accounting treatment or reporting practices, except as required by GAAP.

(k) Additional Restricted Payments. Borrower shall not make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of any shares of its Stock, or any options, warrants or other rights to purchase such Stock or such Debt, whether now or hereafter outstanding.

9. Noteholder Representations.

(a) This Note is being acquired for Noteholder’s own account, and not for the account of any other Person, and not with a view to, or for sale in connection with, any distribution or resale to others within the meaning of Section 2(11) under the Act.

(b) The Noteholder acknowledges that (i) this Note has not been registered under the Act nor qualified under any applicable state securities or blue sky laws and, as such, may not be offered, sold or otherwise transferred unless they are registered under the Act and applicable state securities or blue sky laws or an applicable exemption from such registration is available (and solely to the extent permitted hereunder) and (ii) no federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of this Note.

(c) Noteholder has such knowledge and experience in financial and business matters that Noteholder is capable of evaluating the merits and risks of investment in the Borrower and of making an informed investment decision. Noteholder, or such Noteholder’s professional advisor, has the capacity to protect such Noteholder’s concerns in connection with the investment in this Note, and the Noteholder is able to bear the economic risk, including the complete loss, of an investment in this Note.

(d) Noteholder is an “Accredited Investor” as such term is defined under Rule 501(a) of Regulation D promulgated under the Act. Noteholder agrees to furnish such documents and to comply with such reasonable requests of the Borrower as may be necessary to substantiate such Noteholder’s status as a qualifying investor in connection with the issuance of this Note to the Noteholder. Noteholder represents and warrants that all information contained in such documents and any other written materials concerning the status of the Noteholder will be true, complete and correct in all material respects.

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10. Events of Default. The occurrence and continuance of any of the following shall constitute an Event of Default hereunder (each an “Event of Default”):

10.1 Failure to Pay.

(a) Borrower fails to pay (i) any principal amount of the Loan when due (whether at the due date thereof or at a date fixed for a mandatory prepayment thereof, by acceleration or otherwise) or (ii) interest, any fee or other amount payable by Borrower hereunder or under the other Note Documents when due and such failure under this clause (ii) continues unremedied for three (3) Business Days after the due date therefor, whether upon demand or otherwise.

(b) Any other Note Party fails to pay any part of the Obligation when and as required to be paid under the Note Documents.

10.2 Breach of Representations and Warranties. Any representation or warranty made by Borrower or any other Note Party to the Noteholder herein or in any other Note Document to which any such Note Party is a party is incorrect in any material respect on the date as of which such representation or warranty was made.

10.3 Breach of Covenants.

(a) Borrower fails to observe any covenant, obligation, condition or agreement contained in Section 8.1(a)(i), 8.1(b)(i), 8(g) or 8.2 of this Note.

(b) Any Note Party fails to observe or perform any other covenant, obligation, condition, or agreement contained in this Note or in any other Note Document to which it is a party, other than those specified in Sections 10.1, 10.2 and/or 10.3(a) hereof, and such failure continues unremedied for thirty (30) days after the earlier of the Borrower or any other Note Party obtaining knowledge of such breach and written notice from Noteholder to the Borrower of the same.

10.4 Cross-Default.

(a) Any Note Party fails to pay when due the principal amount of any Material Debt (other than Debt arising under this Note) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Debt; or

(b) Any event or condition occurs under any agreement or instrument relating to any Material Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Material Debt. Material Adverse Effect. If there occurs any circumstance or circumstances that has had or would reasonably be expected to have a Material Adverse Effect.

10.5 Intercreditor and Subordination Agreement. The Intercreditor and Subordination Agreement shall cease, for any reason, to be in full force and effect (other than in accordance with its terms).

10.6 Judgment. If any judgment or order for the payment of money in excess of $2,500,000 shall be rendered against any Note Party, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of 60 consecutive days during which such judgment remains unpaid and a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

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10.7 Bankruptcy.

(a) Any Note Party commences any Insolvency Proceeding or other case, proceeding, or other action (i) under any existing or future Law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts or (ii) seeking appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets, or such Note Party makes a general assignment for the benefit of its creditors;

(b) There is commenced against any Note Party any case, proceeding, or other action of a nature referred to in Section 10.8(a) which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged, or unbonded for a period of sixty (60) days;

(c) There is commenced against any Note Party any case, proceeding, or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof;

(d) Any Note Party takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in Section 10.8(a), Section 10.8(b), or Section 10.8(c) above; or

(e) Any Note Party admits in writing its inability to pay its debts as they become due.

10.8 Validity and Enforcement of Note Documents. The Note, Security Agreement or any other Note Document at any time after its execution and delivery (a) ceases to be in effect in any material respect or is declared by a Governmental Authority to be null and void, (b) its validity or enforceability is contested by a Note Party or a Note Party denies that it has any further liability or obligations under such Note Document or (c) the Lien in the Collateral securing the Obligations is no longer perfected other than as permitted under the Note Documents.

11. Remedies. Upon the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Noteholder may, at its option, by written notice to the Borrower (a) declare the entire principal amount of the Loan, together with all accrued interest thereon, immediately due and payable; and/or (b) exercise any or all of its rights, powers or remedies under the Note Documents or applicable Law; provided, however, that if an Event of Default described in Section 10.8 shall occur, the principal of and accrued interest on the Loan shall become immediately due and payable without any notice, declaration, or other act on the part of the Noteholder.

12. Miscellaneous.

12.1 Notices.

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(a) All notices, requests, or other communications required or permitted to be delivered hereunder shall be delivered in writing, in each case to the address specified below or to such other address as such Party may from time to time specify in writing in compliance with this provision:

(i)	If to the Noteholder:

ProFrac Holdings II, LLC

333 Shops Boulevard, Suite 301

Willow Park, Texas 76087

Attention: Matt Wilks; Chief Financial Officer; Director of Finance;

Director of Treasury; Principal Accounting Officer

Email: [***]

Facsimile No.: [***]

With a copy to (which shall not constitute notice):

Brown Rudnick LLP

One Financial Center

Boston, Massachusetts 02111

Attention: Andreas P. Andromalos, Esq.; James E. Bedar, Esq.

Email: [***]

(ii)	If to the Borrower:

PWRTEK, LLC

c/o Flotek Industries, Inc.

5775 N. Sam Houston Parkway W.

Suite 400

Houston, TX 77086

Attention: Legal Department

Email: [***]

With a copy to (which shall not constitute notice):

King & Spalding LLP

1180 Peachtree Street, NE

Suite 1600

Atlanta, GA 30309

Attention: Keith M. Townsend; Heath C. Trisdale

E-mail: [***]

Notices if (i) mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received; (ii) sent by facsimile during the recipient’s normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient’s business on the next business day); and (iii) sent by email shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email, or other written acknowledgment).

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12.2 Expenses. Each of the Borrower and Noteholder shall be responsible for its own costs, expenses, and fees (including all expenses and fees of its external counsel) in any way related to the Note and the other Note Documents on or prior to and after the Effective Date; provided that, notwithstanding anything herein to the contrary, Borrower will pay to Noteholder (x) all costs, expenses, and fees (including all expenses and fees of external counsel) incurred by Noteholder in connection with the enforcement of any of the provisions of this Note or any other Note Document or incidental to the enforcement of any of the Obligations, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care of the Collateral (while an Event of Default is continuing) and default or asserting the rights and claims of the Noteholder in respect thereof, by litigation or otherwise and (y) all costs, expenses and fees (including, without limitation, all expenses and fees of external counsel and filing fees) incurred by Noteholder in connection with the negotiation, documentation or execution of any amendment, supplement and/or modification to any Note Document (whether or not any such amendment, supplement and/or modification actual closes or is consummated) and/or any consent, in each case requested by Borrower under any Note Document; and all such fees and expenses shall be Obligations within the terms of this Agreement.

12.3 Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Note and the transactions contemplated hereby and thereby shall be governed by the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

12.4 Submission to Jurisdiction.

(a) THE PARTIES HERETO FURTHER AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY DOCUMENT RELATING HERETO MAY BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN) AND ANY APPELLATE COURT FROM ANY THEREOF (collectively, “New York Courts”). Each Party hereto agrees to commence any such action in such New York Courts. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth herein shall be effective service of process for any action in New York with respect to any matters to which it has submitted to jurisdiction in this Section 12.4(a). Each Party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action arising out of this Note or the transactions contemplated hereby in such New York Courts and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum.

(b) Nothing in this Section 12.4 shall affect the right of the Noteholder to (i) commence legal proceedings or otherwise sue the Borrower in any other court having jurisdiction over the Borrower or (ii) serve process upon the Borrower in any manner authorized by the laws of any such jurisdiction.

12.5 Reserved.

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12.6 INTEGRATION. THIS NOTE AND THE OTHER NOTE DOCUMENTS TO WHICH THE BORROWER IS A PARTY CONSTITUTE THE ENTIRE CONTRACT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF.

12.7 Successors and Assigns. This Note shall not be assigned or transferred by the Noteholder to any Person without the prior written consent of the Borrower. The Borrower may not assign or transfer this Note or any of its rights hereunder without the prior written consent of the Noteholder. This Note shall inure to the benefit of, and be binding upon, the Parties and their permitted assigns.

12.8 Waiver of Notice. The Borrower hereby waives demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, and diligence in taking any action to collect sums owing hereunder.

12.9 PATRIOT Act. The Noteholder hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), it is required to obtain, verify, and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Noteholder to identify the Borrower in accordance with the PATRIOT Act and the Beneficial Ownership Regulation, and the Borrower agrees to provide such information from time to time to the Noteholder.

12.10 Amendments and Waivers. No term of this Note may be waived, modified, or amended except by an instrument in writing signed by both of the Parties. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

12.11 Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand, or limit any of the terms or provisions hereof.

12.12 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising on the part of the Noteholder, of any right, remedy, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

12.13 Effectiveness. This Note shall be issued and become effective upon (i) being fully executed and delivered to all parties hereto on the Effective Date and (ii) the Noteholder receiving the following, in each case, in form and substance reasonably acceptable by Noteholder:

(a) an executed copy of the Security Agreement and each other Note Document to be executed in connection herewith;

(b) a certificate executed by the Borrower as of the Effective Date stating that (i) immediately after giving effect to this Note, the other Note Documents and all of the transactions contemplated herein or therein or in connection therewith, (A) no Default or Event of Default exists, (B) the Note Parties on a consolidated basis are Solvent and (C) all of the representations and warranties contained herein and in the other Note Documents are true, correct and complete;

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(c) evidence of the insurance coverage required under the Note Documents;

(d) a certificate of an authorized officer of the Borrower and Guarantor, as applicable certifying as to (i) the organizational documents of the Borrower and Guarantor; (ii) copies of resolutions of the governing body of the Borrower approving the transactions contemplated by this Note and the other Note Documents to which it is a party and authorizing certain officers of Borrower to negotiate, execute, and deliver such Note Documents, as applicable, certified by a secretary, assistant secretary, or other officer of Borrower to be true and correct and in full force and effect as of the Effective Date; (iii) an incumbency certificate of the Borrower and Guarantor certified by a secretary, assistant secretary or other officer of the Borrower and Guarantor to be true and correct as of the Effective Date; and (iv) copies of certificates of good standing, existence, or their equivalent with respect to the Borrower and Guarantor, certified as of a recent date by the appropriate Governmental Authority of the state of its organization;

(e) UCC-1 financing statements naming the Borrower, as debtor, and including a description of the Collateral acceptable to the Noteholder;

(f) ABL Loan Agreement consent; and

(g) a written opinion of counsel covering such matters as are typical for a financing of this size, addressed to Noteholder.

12.14 Post-Closing Covenant. No later than forty-five (45) days following the Effective Date (or such later date as may be agreed by Noteholder in writing, which may be via email), the Borrower shall comply with Section 5(e) of the Security Agreement with respect to Titled Goods constituting Collateral owned by the Borrower as of the Effective Date.

12.15 Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in the Note shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based record-keeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301 to 309).

12.16 Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first written above.

BORROWER:

PWRTEK, LLC,
a Texas limited liability company

By
Name:
Title:

[Signature Page to Titan Note]

By its acceptance of this Note, the Noteholder acknowledges and agrees to be bound by the provisions hereof, as applicable and shall be entitled to enforce the provisions hereof.

PROFRAC GDM, LLC, a Texas limited liability company

By
Name:
Title:

[Signature Page to Titan Note]

EXHIBIT A

Payments on the Loan

Date of Loan	Amount of Loan	Amount of Principal Paid/Prepaid/Reduced (by setoff or otherwise)	Unpaid Principal Amount of the Loan	Name of Person Making the Notation

Exhibit A

SCHEDULE 1

Acquired Assets

Acquired Assets:

Principal Assets:

•  14 ESD trailers

•  8 NGD trailers

•  All inventory listed in Section 6.1 of the virtual data room (“VDR”)

•  The other assets listed in Section 6.2 of the VDR

Under Construction Assets:

•  1 ESD trailer

•  7 NGD trailers

All patents, patent rights, trademarks, software, databases, domain names and such other intellectual property required for the construction, operation and maintenance of the assets described above .

Certain third-party agreements and other contracts related to the assets described above, subject to obtaining any necessary consents, to be mutually agreed.

Exhibit A

Exhibit 10.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION IS IDENTIFIED HEREIN WITH “[***].”

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made and entered into on April 28, 2025, by and among Flotek Industries, Inc., a Delaware corporation (the “Company”), ProFrac Holdings II, LLC, a Texas limited liability company (“ProFrac”) and the undersigned stockholders of the Company (each a “Holder” and collectively with ProFrac, the “Holders”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Asset Purchase Agreement (as hereinafter defined).

WHEREAS, on the date hereof, the Company and ProFrac (and the other parties thereto) entered into that certain Asset Purchase Agreement (as amended from time to time in accordance with the terms thereof, the “Asset Purchase Agreement”), pursuant to which, among other matters, the Company issued and sold to ProFrac GDM, LLC, an indirect subsidiarity of ProFrac, a Warrant to purchase six million (6,000,000) shares of the Company’s Common Stock (the “Transaction”);

WHEREAS, as of the date hereof, each Holder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Common Stock set forth on such Holder’s signature page of this Agreement, which also separately sets forth for each Holder, as of the date hereof, (a) the number of such shares that are issued and outstanding that the Holder is entitled to vote, and (b) the number of such shares that may be acquired pursuant to interests convertible into or exercisable or exchangeable for Common Stock. All such shares, together with any additional Common Stock (or any equity interests convertible into or exercisable or exchangeable for Common Stock) in which such Holder acquires record or beneficial ownership after the date hereof (as further adjusted as set forth herein, the “Shares”). The Shares that are issued and outstanding and entitled to vote as of the date hereof are hereinafter referred to as the “Currently Issued Shares”; and the Shares that are then beneficially owned, issued and outstanding, and entitled to vote as of the voting record date for the Stockholder Proposal are hereinafter referred to as the “Voteable Shares.”

WHEREAS, the Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders (the “Company Stockholders”) to approve the issuance of Common Stock upon the full exercise by ProFrac of the Warrant (without any ownership limitation), at a meeting (or meetings) of the Company Stockholders after the Closing Date (each, together with any adjournments or postponements thereof, a “Stockholder Meeting”); and

WHEREAS, as a condition to the willingness of ProFrac to enter into the Asset Purchase Agreement, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by ProFrac thereunder, and the expenses and efforts to be undertaken by the Company and ProFrac to consummate the transactions contemplated by the Asset Purchase Agreement, the Company, ProFrac and each other Holder desire to enter into this Agreement in order for each Holder to provide certain assurances regarding the manner in which such Holders are bound to vote the Voteable Shares with respect to the proposal to approve the issuance by the Company of its Common Stock upon the full exercise of the Warrant without any ownership limitation, to be presented at the Stockholder Meeting (collectively, the “Stockholder Proposal”).

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NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Covenant to Vote in Favor of the Stockholder Proposal. During the Voting Period (as defined below), each Holder hereby agrees, severally and not jointly, to be present for and attend any Stockholder Meeting (in person or by proxy) and to vote all of such Holder’s then Voteable Shares in favor of the adoption of the Stockholder Proposal.

2. Other Voting Covenants.

(a) Changes to Shares. In the event of a share dividend or distribution, or any change in the share capital of the Company by reason of any share dividend or distribution, share split, recapitalization, combination, conversion, exchange of shares or the like, or in the event of an exercise or conversion of any securities held by a Holder, the term “Shares” shall be deemed to refer to and include the Shares as well as all such share dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

(b) Proxy Statement. During the Voting Period, each Holder agrees, severally and not jointly, to provide to the Company and its respective representatives any information regarding such Holder or the Shares that is reasonably requested by the Company or its respective representatives for inclusion in the Proxy Statement in accordance with Law.

3. Representations and Warranties of the Holders. Each Holder, severally and not jointly, hereby represents and warrants to the Company, Profrac and each other Holder as follows:

(a) Binding Agreement. Each Holder is (i) a corporation, limited liability company, company or partnership duly organized and validly existing under the laws of the jurisdiction of its organization and (ii) has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by each such Holder has been duly authorized by all necessary corporate, limited liability or partnership action on the part of Holder, as applicable. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of each such Holder, enforceable against such Holder in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Authority before which any proceeding seeking enforcement may be brought.

(b) Ownership of Shares. As of the date hereof, each Holder has beneficial ownership over the class and number of the Shares set forth under such Holder’s name on the signature page hereto, has the power to vote or cause to be voted such Shares that are Currently Issued Shares for the Stockholder Proposal, and has good and valid title to such Shares or interests convertible into or convertible into or exercisable or exchangeable for such Shares, free and clear of any Liens, other than (i) any Liens that would not material impair or prevent, impede, interfere with or

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otherwise materially adversely affect such Holder’s ability to perform its obligations under this Agreement, (ii) those imposed by this Agreement, (iii) applicable securities Laws or (iv) the existing Organizational Documents of the Company, as in effect on the date hereof. Except for the Shares set forth under each Holder’s name on the signature page hereto, as of the date of this Agreement, such Holder is not a beneficial owner or record holder of any other: (i) shares of Common Stock, (ii) capital stock or (iii) equity interests of the Company, in each case that have the right to vote on any matters on which Company Stockholders may vote, are convertible into or exchangeable for, at any time, other equity interests of the Company.

(c) No Fees. Except for Piper Sandler & Co., the fees, commissions and expenses of which shall be paid by ProFrac or its Affiliates, no agent, broker, finder, investment or commercial banker, or any other Person is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement or any of the transactions contemplated hereby based upon arrangements made by or on behalf of ProFrac, any Holder or their respective Affiliates.

(d) No Conflicts. Except in connection with each respective Holder’s obligation(s) to prepare and file timely disclosure with the SEC, if any, the execution and delivery of this Agreement by each Holder does not and will not, and the performance by such Holder of the transactions contemplated by this Agreement and compliance by such Holder with any of the terms or provisions hereof will not, require any consent, approval, authorization, waiting period expiration or termination, or permit of, or filing with or notification to, any Governmental Authority, except where the failure to obtain such consents, approvals, authorizations, or permits or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to materially impair such Holder’s ability to perform its obligations under this Agreement. None of the execution and delivery of this Agreement by such Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) materially conflict or materially violate any provision of the certificate of incorporation, bylaws or other comparable organizational documents of such Holder, (ii) conflict with or violate any Law applicable to such Holder or by which any property or asset of such Holder is bound or affected or (iii) require any consent or approval under, result in any breach of or any loss of any benefit under or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of such Holder pursuant to, any contract or permit to which such Holder is party, except, with respect to, in the case of clauses (ii) and (iii) for any such violations, conflicts, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to materially impair such Holder’s ability to perform its obligations under this Agreement.

(e) No Inconsistent Agreements. Each Holder hereby represents, warrants, covenants and agrees, severally and not jointly, that, except for this Agreement, such Holder (i) has not entered into, nor will enter into at any time while this Agreement remains in effect, any agreement (nor declared any trust) with respect to the Shares inconsistent with such Holder’s obligations pursuant to this Agreement, (ii) except for any proxy given with respect to the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), has not granted a proxy, a consent or power of attorney with respect to the Shares and (iii) has not entered into any agreement or knowingly taken any action that would make any representation or warranty of such Holder contained herein untrue or incorrect in any material respect or have the effect of preventing such Holder from performing any of its material obligations under this Agreement.

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(f) No Litigation. As of the date hereof, there are no proceedings pending, or, to the knowledge of each Holder, threatened against such Holder or its assets or properties that questions the validity of this Agreement or that would reasonably be expected to materially impair the ability of such Holder to perform its obligations under this Agreement.

(g) Adequate Information. Each Holder has been furnished or given access to adequate information to make an informed decision regarding this Agreement and the Transaction and has independently and without reliance upon the Company and based on such information as such Holder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Holder acknowledges that the Company has not made and does not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Each Holder acknowledges that the agreements contained herein with respect to the Shares are irrevocable.

4. Transfers.

(a) Subject to Sections 4(b), 4(c) and 5(a), prior to August 30, 2025 (the “Transfer Restriction End Date”), no Holder may sell, transfer, or dispose of any Shares owned by such Person (collectively, a “Transfer”); provided, however, that the Transfer Restriction End Date may be extended, but in no event later than October 31, 2025, if and only to the extent that, and for so long as the Company is not in material breach of its covenants and agreements contained in Section 7.10 of the Asset Purchase Agreement (including without limitation the requirement to call additional meetings (at least semi-annually) as required therein). For purposes of this Section 4(a) and Section 5(a), any failure to hold the Company Stockholder Meeting by the Approval Deadline will not be deemed to be a material breach by the Company of Section 7.10 of the Asset Purchase Agreement to the extent such failure is the result of (i) SEC or other regulatory review, (ii) delays resulting from legal proceedings against the Company or its Affiliates initiated by third-parties, or (iii) delays resulting from late SEC filings as a result of the correction of errors or otherwise (so long as the error or event or condition primarily responsible for such late SEC filing was not known to the Company as of the date hereof); provided that the Company or its Affiliates have used and continue at all times to use commercially reasonable efforts to rectify the cause of the failure.

(b) Notwithstanding anything to the contrary in the foregoing, a Holder may Transfer Shares to an Affiliate of such Holder at any time if, prior to such Transfer, the Affiliate shall have executed and delivered to the Company a counterpart to this Agreement pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement and agree and acknowledge that such Person shall constitute a “Holder” for all purposes of this Agreement.

(c) For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, nothing in this Section 4 nor any other provision set forth herein shall be construed to prohibit, restrict, or impose any condition upon any Holder, ProFrac or any of their respective Affiliates to (i) create, incur, assume or suffer to exist security interests, liens or encumbrances on property of any Holder, ProFrac or any of their respective Affiliates (including, without limitation, the Shares) to secure any obligations owed by such Holder, ProFrac or any of their respective Affiliates to their respective lenders, bondholders, noteholders, collateral or administrative agents and/or indenture or collateral trustees; or (ii) Transfer any Shares if, as a result of such Transfer, the Holders would collectively own at least 50.01% of the Currently Issued Shares following such Transfer.

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5. Miscellaneous.

(a) Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of the Company, ProFrac or any other Holder shall have any further obligations hereunder, upon the earliest to occur of (i) the mutual written consent of the Company and ProFrac, (ii) immediately following the adjournment of the Stockholder Meeting at which the Stockholder Proposal is approved, (iii) the date on which the Company or its Affiliates materially breach any of their covenants or agreements contained in Section 7.10 of the Asset Purchase Agreement (as described in Section 4(a) above), (iv) a Change of Recommendation, or (v) the Transfer Restriction End Date (the period from the date hereof to the earliest to occur of the foregoing clauses (i), (ii), (iii), (iv) and (v), the “Voting Period”).

(b) Binding Effect; Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of the other parties. Any attempt to make any such assignment in violation of this Section 5(b) shall be null and void.

(c) No Third Party Beneficiaries. Notwithstanding anything herein to the contrary, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(d) Governing Law. This Agreement and all claims and causes of action arising in connection herewith shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(e) WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5(e).

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(f) Mutual Drafting; Interpretation. Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Decisions made in a party’s “sole discretion” may be taken for any reason or no reason. As used in this Agreement, references to a “party” or the “parties” are intended to refer to a party to this Agreement or the parties to this Agreement. Except as otherwise indicated, all references in this Agreement to “Sections,” are intended to refer to Sections of this Agreement. All references in this Agreement to “$” are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

(g) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) two (2) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, (c) immediately upon delivery by hand, or (d) on the date of receipt, if delivered by email (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto), in each case, to the intended recipient as set forth below (or to such other recipient or address as designated in a written notice to the other parties hereto in accordance with this Section 5(f)).

If to ProFrac, to: c/o ProFrac Holding Corp. 333 Shops Blvd. Suite 301 Willow Park, TX 76087 Attn: Legal Department E-mail: [***]	with a copy to (for informational purposes only): Brown Rudnick LLP One Financial Center Boston, MA 02111 Attn: James E. Bedar; Andreas Andromalos E-mail: [***]

If to the Company, to:	with a copy to (for informational purposes only): King & Spalding LLP 1180 Peachtree Street, NE Suite 1600

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Flotek Industries, Inc. 5775 N. Sam Houston Parkway W. Suite 400 Houston, TX 77086 Attn: Legal Department E-mail: [***]	Atlanta, GA 30309 Attn: Keith M. Townsend; Heath C. Trisdale E-mail: [***]

If to Holder, to: the address set forth under Holder’s name on the signature page hereto, with a copy (for informational purposes only) to, if not the party sending the notice, each of ProFrac and the Company (and each of their copies for notices hereunder).

(h) Amendments and Waivers. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Subject to the foregoing, no waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

(i) Severability. If any term or other provision (or part thereof) of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision (or part thereof) is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(j) Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by a Holder of any of their respective covenants or obligations set forth in this Agreement, the Company shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement, by a Holder, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each Holder

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hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such Holder, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Holder under this Agreement. The Company’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which the Company may be entitled.

(k) Fees and Expenses. Except as otherwise specified in this Agreement, or as otherwise agreed to in writing by the parties, all expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such cost or expense.

(l) Nature of Holders’ Obligations and Rights. The respective obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. The failure or waiver of performance under this Agreement by any Holder, or on its behalf, does not excuse performance by any other Holder. Nothing contained herein or in any other Agreement, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Except as otherwise provided herein, each Holder shall be entitled to independently protect and enforce its rights hereunder, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. Each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with the execution of this Agreement or the transactions contemplated hereby, and that no Holder will be acting as agent of such Holder in connection therewith or enforcing its rights under this Agreement. The Company acknowledges that each of the Holders has been provided with the same Agreement for the purpose of closing a transaction with multiple Holders and not because it was required or requested to do so by any Holder.

(m) Further Assurances. Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

(n) Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Asset Purchase Agreement or any other Transaction Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of the Company or any of the obligations of any Holder under any other agreement between such Holder and the Company or any certificate or instrument executed by such Holder in favor of the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of the Company or any of the obligations of any Holder under this Agreement.

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(o) Counterparts. This Agreement may be signed in any number of counterparts, including by electronic transmission each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

(p) Capacity as Stockholder. Each Holder signs this Agreement solely in its capacity as a Company Stockholder, and not in such Holder’s capacity as a director, officer or employee of the Company or any of its subsidiaries or in such Holder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the reasonable exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

FLOTEK INDUSTRIES, INC.

By:
Name:
Title:

[Signature Page to Voting Agreement]

PROFRAC: PROFRAC HOLDINGS II, LLC

By:
Name:
Title:
Number and Class of Shares: Shares of Common Stock: Options or other Company equity interests:

[Signature Page to Voting Agreement]

HOLDERS:

[_____________]

Number and Class of Shares:

Shares of Common Stock:

Options or other Company equity interests:

Address for Notice:

Address:

Telephone No.:

Email:

[Signature Page to Voting Agreement]

Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION IS IDENTIFIED HEREIN WITH “[***].”

VOTING AGREEMENT

(Executive Officers and Directors)

This Voting Agreement (this “Voting Agreement”), is being executed and delivered as of April 28, 2025, by and among each of the undersigned executive officers and directors of Flotek Industries, Inc., a Delaware corporation (the “Company”), ProFrac Holdings II, LLC, a Texas limited liability company (“ProFrac”), and the Company, in connection with the transactions contemplated by that certain Asset Purchase Agreement, dated as of the date hereof (as amended from time to time in accordance with the terms thereof, the “Asset Purchase Agreement”), pursuant to which, among other matters, the Company issued and sold to ProFrac GDM, LLC, a Texas limited liability company and indirect subsidiary of ProFrac, a Warrant to purchase six million (6,000,000) shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). Any capitalized term used but not defined in this Voting Agreement will have the meaning ascribed to such term in the Asset Purchase Agreement.

In furtherance of the transactions contemplated by the Asset Purchase Agreement, subject to the last sentence of this paragraph, each of the undersigned hereby agrees, in his or her individual capacity as a stockholder of the Company, to (i) attend any Stockholder Meeting (as defined below), in person or by proxy, and (ii) vote, or cause to be voted, all of the shares of the Company’s Common Stock that he or she “beneficially owns” (within the meaning of Rule 13d-3 under the Exchange Act) that are issued and outstanding and entitled to vote as of the voting record date for the Stockholder Proposal (as defined below), including those that are registered in his or her personal name, those held in street name through a broker, nominee or similar arrangement, or otherwise (and agrees to use his or her reasonable efforts to cause all additional shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) jointly by him or her with any other Person or by his or her spouse or over which he or she has voting influence or control to be voted) in favor of a proposal to approve the issuance by the Company of its Common Stock upon the full exercise of the Warrant without any ownership limitation (“Stockholder Proposal”), at any meeting of the Company’s stockholders (including any adjournment or postponement thereof, the “Stockholder Meeting”) at which the Stockholder Proposal is presented. In addition, each of the undersigned executive officers and directors hereby agrees not to make any transfers of shares of Common Stock for the purpose of avoiding his or her agreements set forth in this Voting Agreement, and agrees to cause any transferee of such shares, to the extent such shares remain outstanding, to abide by the terms of this Voting Agreement. For avoidance of doubt, any undersigned executive officer or director may transfer shares to the Company to satisfy any tax withholding obligation or in connection with the cashless exercise of a stock option. For purposes of this Voting Agreement, Matthew Wilks shall not be deemed to “beneficially own” or to exercise voting influence or control over any shares of Common Stock of the Company held by ProFrac or its Affiliates.

Each of the undersigned is entering into this Voting Agreement solely in his or her capacity as an individual stockholder and, notwithstanding anything to the contrary in this Voting Agreement, nothing in this Voting Agreement is intended or shall be construed to require any of the undersigned, (a) in his or her capacity as an executive officer or director of Company or (b) in his or her capacity as a trustee, personal representative or other fiduciary capacity, to act or fail to act in accordance with his or her duties in such executive officer, director or fiduciary capacity.

This Voting Agreement is an individual agreement of each undersigned executive officer and director of the Company, and is not an agreement among the undersigned. Furthermore, none of the undersigned makes any agreement or understanding herein in his or her capacity as an executive officer or director of Company.

Notwithstanding any contrary provision herein, this Voting Agreement shall be effective from the date hereof and shall terminate and be of no further force and effect upon the earliest of (a) the mutual written consent of the Company and ProFrac, (b) immediately following the adjournment of the Stockholder Meeting at which the Stockholder Proposal is approved or (c) the second anniversary of the Closing. This Voting Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware, and may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

Each party has participated in the drafting of this Voting Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Voting Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Voting Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Decisions made in a party’s “sole discretion” may be taken for any reason or no reason. As used in this Voting Agreement, references to a “party” or the “parties” are intended to refer to a party to this Voting Agreement or the parties to this Voting Agreement. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) two (2) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, (c) immediately upon delivery by hand, or (d) on the date of receipt, if delivered by email (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto), in each case, to the intended recipient as set forth below:

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If to ProFrac, to: c/o ProFrac Holding Corp. 333 Shops Blvd. Suite 301 Willow Park, TX 76087 Attn: Legal Department E-mail: [***]	with a copy to (for informational purposes only): Brown Rudnick LLP One Financial Center Boston, MA 02111 Attn: James E. Bedar; Andreas Andromalos E-mail: [***]

If to the Company or any of the undersigned executive officers and directors, to:

Flotek Industries, Inc.

5775 N. Sam Houston Parkway W.

Suite 400

Houston, TX 77086

Attn: Legal Department

E-mail: [***]

with a copy to (for informational purposes only): King & Spalding LLP 1180 Peachtree Street, NE Suite 1600 Atlanta, GA 30309 Attn: Keith M. Townsend; Heath C. Trisdale E-mail: [***]

No amendment or waiver of any provision of this Voting Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Subject to the foregoing, no waiver of any party to this Voting Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party and ProFrac that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

If any term or other provision (or part thereof) of this Voting Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Voting Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision (or part thereof) is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Voting Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Voting Agreement was not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by a party of any of their respective covenants or obligations set forth in this Voting Agreement, the other parties

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shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Voting Agreement, and to specifically enforce the terms and provisions of this Voting Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other parties under this Voting Agreement. Each party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Voting Agreement by such party, and to specifically enforce the terms and provisions of this Voting Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Voting Agreement. A party’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled.

Except as otherwise specified in this Voting Agreement, or as otherwise agreed to in writing by the parties, all expenses incurred in connection with this Voting Agreement shall be paid by the party incurring such cost or expense.

Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

This Voting Agreement constitutes the entire understanding and agreement of the parties hereto and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Asset Purchase Agreement or any other Transaction Document.

[Signature page follows]

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Executed as of the date first set forth above:

By:
Ryan Ezell

By:
Evan R. Farber

By:
Harsha V. Agadi

By:
Lisa Mayr

By:
Matthew D. Wilks

By:
Michael Fucci

By:
J. Bond Clement

By:
Amy E. Blakeway

[Signature Page to D&O Voting Agreement]

FLOTEK INDUSTRIES, INC.

By:
Name:
Title:

PROFRAC HOLDINGS II, LLC

By:
Name:
Title:

[Signature Page to D&O Voting Agreement]

Exhibit 10.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION IS IDENTIFIED HEREIN WITH “[***].”

GUARANTY

This GUARANTY dated as of April 28, 2025 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Guaranty”), is made by Flotek Industries, Inc., a Delaware corporation (the “Guarantor”), in favor of ProFrac GDM, LLC, a Texas limited liability company (the “Note Holder”).

RECITALS

WHEREAS, on the date hereof, the Note Holder made a loan to PWRTEK, LLC, a Texas limited liability company (“Borrower”), in the principal amount of FORTY MILLION DOLLARS ($40,000,000.00) (the “Loan”) to fund the purchase price for the Acquired Assets (as defined in the Note) that were acquired by Borrower from Note Holder pursuant to the Purchase Agreement;

WHEREAS, the Borrower is an indirect subsidiary of Guarantor and the Guarantor will directly or indirectly benefit from the transactions contemplated by the Note and the other transaction documents contemplated thereunder and under the other Notes Documents, and in furtherance of the transactions contemplated by the Note and the other Note Documents has agreed to provide the guarantee set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS

1. Definitions.

(a) Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Guaranty. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note.

(b) For purposes of this Guaranty, the following terms shall have the following meanings:

“Obligations” means all Obligations of the Borrower under the Note and the other Note Documents (including the due and prompt payment of (A) the principal of and premium (including, without limitation, the Make-Whole Amount and the Prepayment Premium), if any, and interest (including, without limitation, PIK Interest) on the Note (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, or otherwise, (B) all other monetary obligations, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding and any late payment fees), of Borrower under or in respect of the Note and (C) all fees, costs and expenses (including legal fees) to the extent payable and/or reimbursable by Borrower under the Note and the other Note Documents.

2. Guaranty.

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(a) Guarantor hereby guarantees to Note Holder, as primary obligor and not as surety, (i) the prompt and complete payment and performance of the Obligations when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms of the Note and each other Note Document and (ii) the due and prompt performance of all covenants, agreements, obligations and liabilities of the Borrower under or in respect of the Note Documents. Guarantor hereby further agrees that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Upon payment by the Guarantor of any sums to Noteholder as provided herein, all of the Guarantor’s rights of subrogation, exoneration, contribution, reimbursement, indemnity, or otherwise arising therefrom against the Borrower shall be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all Obligations.

(b) Notwithstanding any provision to the contrary contained herein or in the Note, any other Note Document, or the other documents relating to the Obligations, the obligations of Guarantor under this Guaranty shall not exceed an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under applicable debtor relief laws.

(c) The obligations of the Guarantor under this Section 2 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Note, the other Note Documents, or other documents relating to the Obligations, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable laws, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2 that the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Guarantor agrees all or part of the Obligations may be increased, extended, substituted, amended, renewed or otherwise modified without notice to or consent from the Guarantor and such actions shall not affect the liability of the Guarantor hereunder. The obligations of the Guarantor hereunder are independent of the obligations of the Borrower under any Note Document and it is agreed that, to the fullest extent permitted by applicable laws, the occurrence of any one or more of the following shall not alter or impair the liability of Guarantor hereunder, which shall remain absolute and unconditional as described above, and the Guarantor hereby irrevocably waives any defenses to enforcement it may have (now or in the future) by way of any of the following:

(i) at any time or from time to time, without notice to Guarantor, the time, place or manner for any performance of or compliance with any of the Obligations shall be amended, waived, rescinded or extended, or such performance or compliance shall be waived, amended or otherwise modified;

(ii) any of the acts mentioned in any of the provisions of the Note or any of the other Note Documents or other documents relating to the Obligations shall be done or omitted;

(iii) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under the Note or any of the other Note Documents or other documents relating to the Obligations shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; or

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(iv) any Lien granted to, or in favor of Note Holder as security for any of the Obligations shall fail to attach or be perfected or be released, exchanged amended or otherwise modified;

(v) the illegality or lack of validity or enforceability of any Obligation or Note Document, or any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of Guarantor);

(vi) any manner of sale, disposition or application of proceeds of any Collateral (as defined in the Security Agreement) or other assets to all or part of the Obligations;

(vii) any default, failure or delay, willful or otherwise, in the performance of the Obligations;

(viii) any change, restructuring or termination of the corporate structure, ownership or existence of any Note Party or any of its Subsidiaries, or any insolvency, bankruptcy, reorganization, or other similar proceeding affecting the Borrower or its assets, or any resulting release or discharge of any Obligation;

(ix) any failure of Note Holder to disclose to any Note Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Note Party now or hereafter known to Note Holder (the Guarantor hereby waiving any duty of Note Holder to disclose such information);

(x) the failure of Note Holder to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Note Document or otherwise;

(xi) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Borrower against Noteholder;

(xii) Any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loan or any existence of or reliance on any representation by the Noteholder that might vary the risk of Guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of the Borrower.

With respect to its obligations hereunder, Guarantor hereby expressly and unconditionally waives promptness, diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that Note Holder exhaust any right, power or remedy or proceed against Borrower or any other Person under any of the Note Documents or any other document relating to the Obligations, or against any other Person under any other guarantee of, or security for, any of the Obligations.

(d) The obligations of Guarantor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any debtor relief laws or otherwise, and Guarantor agrees that it will indemnify Note Holder on demand for all costs and expenses (including, without limitation, the fees, charges and disbursements of counsel) incurred by Note Holder in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any debtor relief laws.

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(e) Guarantor agrees that Guarantor shall have no right of recourse to security for the Obligations.

(f) The Guarantor agrees that, to the fullest extent permitted by applicable laws, as between the Guarantor, on the one hand, and Note Holder, on the other hand, the Obligations may be declared to be forthwith due and payable and shall be deemed to have become automatically due and payable if any Event of Default shall have occurred and be continuing, notwithstanding any stay, injunction or other prohibition under any debtor relief laws (or other Applicable Laws) preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person.

(g) Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that the Guaranty in this Section 2 is a guarantee of payment and not of collection, is a continuing guarantee, and shall apply to the Obligations whenever arising.

(h) A separate action may be brought against the Guarantor to enforce this Guaranty, whether or not any action is brought against the Borrower or whether or not the Borrower is joined in any such action. The Guarantor acknowledges that the Note Holder may, at its election and without notice to or demand upon Guarantor, foreclose on any Collateral (as defined in the Security Agreement) held by it by one or more judicial or non-judicial sales, accept an assignment of any such Collateral in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower, or exercise any other right or remedy available to it against the Borrower, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Obligations (other than contingent obligations for which no claim has been made) have been paid in full. Guarantor waives any defense arising out of such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of subrogation, reimbursement, exoneration, contribution or indemnification, or other right or remedy of Guarantor against Borrower.

3. Subordination. Guarantor agrees (i) that all Debt or other obligations owed by Borrower to Guarantor will be fully subordinated to the prior payment in full of the Obligations and that during the continuance of any Event of Default any payment made to Guarantor in violation of this sentence shall be held in trust by Guarantor for the benefit of the Note Holder, segregated from other funds of the Guarantor, and promptly paid or delivered to Note Holder to be applied in accordance with the Note and (ii) any Debt or other obligations of Guarantor owed to Borrower shall be fully subordinated to the prior payment in full of any Debt of Guarantor owed to Note Holder or any Affiliate of Note Holder under any ProFrac Agreement or any other note, agreement or other instrument (excluding, for the avoidance of doubt, this Guaranty) entered into in connection with and/or pursuant to any ProFrac Agreement.

4. Representations and Warranties. The Guarantor represents and warrants as follows:

(a) The Guarantor (i) is a corporation duly organized, validly existing, and in good standing under the laws of the state of its jurisdiction of organization, (ii) has the requisite power and authority, and the legal right, to own, lease, and operate its properties and assets and to conduct its business as it is now being conducted except to the extent the combined effect of all such failures and exceptions under this clause (ii) would not have a Material Adverse Effect, (iii) has the requisite power and authority, and the legal right, to execute and deliver this Guaranty and each other Note Document in which it is a party and to perform its obligations hereunder and thereunder (iv) is in compliance with all Laws except, in each case, to the extent the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

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(b) Guarantor is authorized to execute and deliver this Guaranty and the other Note Documents to which the Guarantor is a party and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with all applicable Laws. The Guarantor has duly executed and delivered this Guaranty and the other Note Document to which it is a party.

(c) No consent or authorization of, filing with, notice to, or other act by, or in respect of, any Governmental Authority or any other Person is required in order for the Guarantor to execute, deliver, or perform any of its obligations under this Guaranty or any other Note Document to which Guarantor is a party.

(d) The execution and delivery of this Guaranty and any other Note Document to which Guarantor is a party to, Guarantor’s performance of its obligations hereunder and thereunder and the consummation by the Guarantor of the transactions contemplated hereby and thereby do not and will not (a) violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign applicable to the Guarantor or by which any of its properties or assets may be bound, or (b) constitute a default under any Material Debt.

(e) This Guaranty and each other Note Document to which Guarantor is a party is a valid, legal, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(f) No action, suit, litigation, investigation, or proceeding of, or before, any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its property or assets (a) with respect to this Guaranty, the Note, any other Note Documents to which Guarantor is a party or any of the transactions contemplated hereby or thereby or (b) that would be expected to materially adversely affect the Guarantor’s financial condition or the ability of Guarantor to perform its obligations under this Guaranty or the other Note Documents to which Guarantor is a party.

(g) Guarantor is Solvent and able to pay its debts (including trade debts) as they mature.

5. Covenants. The Guarantor covenants as follows:

(a) To (i) preserve, renew, and maintain in full force and effect its corporate or organizational existence and (ii) take all reasonable action to maintain all rights, privileges, and franchises necessary or desirable in the normal conduct of its business, except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(b) Guarantor shall not liquidate, wind up, dissolve or suspend operations (or suffer any liquidation or dissolution).

6. Set-off. If an Event of Default shall have occurred and be continuing, Note Holder is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by Note Holder to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty or any other Note Document to Note Holder. The rights of Note Holder under this Section 6 are in addition to other rights and remedies (including other rights of set-off) that Note Holder may have.

5

7. No Waiver and Cumulative Remedies. The Note Holder shall not by any act (except by a written instrument pursuant to Section 10), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law. No delay in enforcing this Guaranty or the Note shall act as a waiver of the Note Holder’s rights hereunder.

8. Indemnification. GUARANTOR AGREES TO PAY, AND TO INDEMNIFY AND HOLD THE NOTE HOLDER, AND ITS DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, AGENTS AND ATTORNEYS-IN-FACT (COLLECTIVELY THE “INDEMNITEES”) HARMLESS FROM, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, DEMANDS, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS (INCLUDING REASONABLE AND DOCUMENTED ATTORNEY COSTS) OF ANY KIND OR NATURE WHATSOEVER WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY SUCH INDEMNITEE IN ANY WAY RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF THIS GUARANTY AND THE OTHER NOTE DOCUMENTS; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, DEMANDS, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

All amounts due under this Section 8 shall be payable promptly and not later than ten (10) Business Days after written demand therefor. The agreements in this Section 8 shall survive repayment of the Obligations and all other amounts payable under the Note and the other Note Documents.

9. Reinstatement. The obligations of Guarantor under this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or otherwise must be restored or returned by the Note Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or otherwise, all as though such payment had not been made, and Guarantor shall sign and deliver to Note Holder all documents, and shall do such other acts and things, as may be necessary to reinstate this Guaranty.

10. Amendments. None of the terms or provisions of this Guaranty may be amended, restated, modified, supplemented, terminated or waived, and no consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Note Holder and the Guarantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

11. Addresses For Notices. All notices, requests, or other communications required or permitted to be delivered hereunder shall be delivered in writing, in each case to the address specified below or to such other address as such party may from time to time specify in writing in compliance with this provision:

6

(A)	If to the Guarantor:

Flotek Industries, Inc.

5775 N. Sam Houston Parkway W.

Suite 400

Houston, TX 77086

Attention: Legal Department

Email: [***]

With a copy to (which shall not constitute notice):

King & Spalding LLP

1180 Peachtree Street, NE

Suite 1600

Atlanta, GA 30309

Attention: Keith M. Townsend; Heath C. Trisdale

Email: [***]

(B)	If to the Note Holder:

ProFrac GDM, LLC

333 Shops Boulevard, Suite 301

Willow Park, Texas 76087

Attention: Matt Wilks

Email: [***]

With a copy to (which shall not constitute notice):

Brown Rudnick LLP

One Financial Center

Boston, Massachusetts 02111

Attention: Andreas P. Andromalos, Esq.; James E. Bedar

Email: [***]

(ii) Notices if (i) mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received; (ii) sent by facsimile during the recipient’s normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient’s business on the next business day); and (iii) sent by email shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email, or other written acknowledgment).

12. Further Actions. This Guaranty shall (a) subject to Section 13, remain in full force and effect until payment and performance in full of the Obligations, (b) be binding upon the Guarantor, its successors and assigns, and (c) inure to the benefit of the Note Holder and its permitted successors, transferees and assigns; provided that (i) the Guarantor shall not assign or otherwise transfer any of its rights or obligations under this Guaranty without the prior written consent of the Note Holder and (ii) the Note Holder shall not assign or otherwise transfer any of its rights or obligations under this Guaranty.

13. Termination; Release. On the date on which all Obligations have been paid in full in cash, this Guaranty shall automatically terminate and be of no further force or effect. At such time the Note Holder will, at the request of Guarantor and the sole expense of the Guarantor, execute and deliver to the Guarantor a proper instrument or instruments acknowledging the satisfaction and termination of this Guaranty.

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14. GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the Laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

15. Submission to Jurisdiction.

(i) THE PARTIES HERETO FURTHER AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY DOCUMENT RELATING HERETO MAY BE BROUGHT ONLY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN) AND ANY APPELLATE COURT FROM ANY THEREOF (collectively, “New York Courts”). Each Party hereto agrees to commence any such action in such New York Courts. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth herein shall be effective service of process for any action in New York with respect to any matters to which it has submitted to jurisdiction in this Section 15. Each Party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action arising out of this Guaranty or the transactions contemplated hereby in such New York Courts and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum.

(ii) Nothing in this Section 15 shall affect the right of the Note Holder to (i) commence legal proceedings or otherwise sue the Guarantor in any other court having jurisdiction over the Guarantor or (ii) serve process upon the Guarantor in any manner authorized by the laws of any such jurisdiction.

16. Expenses. Each of Guarantor and Note Holder shall be responsible for its own costs, expenses, and fees (including all expenses and fees of its external counsel) in any way related to this Guaranty on or prior to the date hereof and thereafter, provided that Guarantor will pay to Note Holder all reasonable and documented fees and out of pocket expenses (including all expenses and fees of one external counsel and one external local counsel in each applicable jurisdiction) incurred by Note Holder in connection with the enforcement of any of the provisions of this Guaranty or any other Note Document or incidental to the enforcement of any of the Obligations and default or asserting the rights and claims of the Note Holder in respect thereof, by litigation or otherwise; and all such fees and expenses shall be Obligations within the terms of this Guaranty.

17. Effectiveness. This Guaranty shall become effective upon being fully executed and delivered to each party hereto on the Effective Date.

18. Counterparts. This Guaranty and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Guaranty. This Guaranty constitute the entire contract among the parties with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect to the subject matter hereof.

19. Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Guaranty shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based record-keeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, including the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301 to 309).

[SIGNATURE PAGE FOLLOWS]

8

IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

GUARANTOR:

FLOTEK INDUSTRIES, INC.

By:
Name:
Title:

NOTE HOLDER:

PROFRAC GDM, LLC

By:
Name:	Austin Harbour
Title:	Chief Financial Officer

[Signature Page to Guaranty]

Exhibit 10.8

Amerisource Funding, Inc. 7225 Langtry Street Houston, Texas 77040 (713) 863-8300 / (800) US MONEY (713) 460-1364 FAX

April 28, 2025	(Via Electronic/Email Delivery)

Flotek Industries, Inc.

Flotek Chemistry, LLC

JP3 Measurement, LLC

Bond Clement

Re:	Temporary Modification of Tangible Net Worth Covenant - Section 3.02 of the Financing Agreement

To whom it may concern:

AMERISOURCE FUNDING, INC. (“Amerisource”) presently has in place a Revolving Loan and Security Agreement, dated August 14, 2023, as amended, with Flotek Industries, Inc., a Delaware corporation (“Parent”), Flotek Chemistry, LLC, an Oklahoma limited liability company (“F-Chem”), and JP3 Measurement, LLC a Texas limited liability company (“JP3”) (together with their successors and assigns, “Borrower”) (the “Financing Agreement”).

Defined terms used by not defined herein, shall have the meaning set forth in the Financing Agreement.

Section 3.02 of the Financing Agreement requires that the Client’s Tangible Net Worth (defined as the Parent and its subsidiaries’ consolidated total equity reported on its financial statements in accordance with GAAP, less intangible assets, plus any indebtedness subordinated to Amerisource in a format acceptable to Amerisource in its sole discretion) to fall below eleven million ($11,000,000) (the “TNW Covenant”).

This letter shall serve as confirmation that Amerisource hereby agrees that it shall not test compliance with the TNW Covenant set forth in Section 3.02 of the Financing Agreement through and including December 31, 2025. In lieu of the TNW Covenant, Borrower shall be required to maintain positive trailing three-month consolidated net income, tested monthly, and PWRTEK, LLC shall not make any distributions (including dividends or similar payments) except as permitted pursuant to that certain loan agreement between ProFrac GDM, LLC and PWRTEK, LLC, a subsidiary of JP3, dated on or about the date hereof (the “ProFrac Loan Agreement”).

All other terms and conditions of the Financing Agreement shall remain in full force and effect. This letter agreement shall not be deemed to be a waiver of any other existing or future defaults or breaches, whether known or unknown, nor shall it be construed as an amendment to the Financing Agreement, except as expressly provided herein.

Sincerely, AMERISOURCE FUNDING, INC.	Acknowledge and Approve: FLOTEK INDUSTRIES, INC.

/s/ Joseph L. Page	/s/ Bond Clement
Joseph L. Page General Counsel	Bond Clement CFO

Exhibit 99.1

Flotek Industries	ProFrac Holding Corp.
5775 N. Sam Houston Pkwy W., Suite 400	333 Shops Boulevard, Suite 301
Houston, Texas 77086	Willow Park, Texas 76087
(713)-849-9911	(254)-776-3722
www.flotekind.com	www.pfholdingscorp.com

Flotek Acquires Innovative Mobile Power Generation Assets and Secures Multi-Year Lease Providing $160 Million Revenue Backlog and Immediate Earnings Accretion

HOUSTON, April 28, 2025 -

Flotek Industries, Inc. (“Flotek”) (NYSE: FTK) and ProFrac Holding Corp. (NASDAQ: ACDC) (“ProFrac”) today jointly announced Flotek’s acquisition of power generation assets and related intellectual property (the “Acquired Assets”) from ProFrac GDM, LLC (“ProFrac GDM”), a subsidiary of ProFrac, for $105 million. Flotek concurrently entered into an agreement for a six-year dry lease of the Acquired Assets with ProFrac GDM (the “Lease Agreement”).

The Acquired Assets include digitally enhanced mobile natural gas conditioning and distribution units providing real-time gas monitoring and dual fuel optimization for remote, behind-the-meter power generation with applications across multiple markets. With this acquisition, Flotek offers a turnkey solution, leveraging its real-time measurement technology to treat and optimize fuels used in remote power generation applications. The Lease Agreement provides for fixed rates during the first five years, and prevailing market rates during the sixth year. Twenty-two assets will be placed into rental service immediately and 8 additional units are expected to be added throughout the second half of 2025.

Ryan Ezell, Flotek’s Chief Executive Officer, said, “We are pleased to announce these transformative agreements, providing us with an entry point to the rapidly growing mobile power generation sector. Our innovative, real-time measurement technologies are integrated into the Acquired Assets, safeguarding critical power generation fleets and measuring fuels for custody transfer. Importantly, we believe these transactions provide stable cash flow attributable to our high-growth Data Analytics segment and will be accretive to our shareholders while honoring our commitment to maintaining a low leverage profile.”

“These transactions represent an evolutionary step forward in our business relationship with Flotek,” said Matt Wilks, Executive Chairman of ProFrac. “By leveraging cutting-edge intellectual property, these asset integrity management solutions provide industry-leading gas quality assurance capabilities to customers while providing a platform for future growth as we partner with Flotek to explore applications of this technology across other industry verticals. Importantly, these transactions strengthen our financial flexibility and our ability to optimally manage our purchase obligations under the Chemicals Supply Agreement in place with Flotek.”

Highlights:

•

Expansion of Data Analytics Segment into Mobile Power Generation: The acquisition leverages Flotek’s proprietary technology to provide a turnkey solution for not only the oil and gas sector but also for diversified end-markets utilizing behind-the-meter power generation solutions, consistent with Flotek’s “Measure More” strategy.

•

Rapid Growth of Data Analytics Segment: The Lease Agreement is expected to deliver approximately $14 million in high-margin rental revenue to Flotek during 2025, representing a 60% increase in segment revenue, as compared to 2024. Beginning in 2026, annual revenue under the Lease Agreement is expected to total $27.4 million, generating segment operating income estimated to exceed Flotek’s total adjusted EBITDA(1) in 2024.

•

Sales Growth Opportunity: The acquisition and expansion into remote power generation provides a scalable platform to offer new products and services to additional customers in this fast-growing market.

Financing Overview

Consideration for the transactions totals $105 million comprised of the following (and as described more fully in Flotek’s April 28, 2025 Form 8-K filing with the Securities and Exchange Commission):

•	$17.6 million funded by offsetting $17.6 million from the 2024 order shortfall payments (the “OSP”) due from ProFrac Services, LLC;

•

$40.2 million of equity, issued to ProFrac in the form of a warrant to purchase 6 million Flotek shares, valued on a 10-day volume weighted average price of the company’s stock as of close of market on April 16, 2025. Flotek plans to have a special shareholder meeting to approve the issuance of the shares to convert the warrant before the end of July 2025;

•	$40 million secured promissory note with a five-year term, bearing interest at an annual rate of 10%; and

•	The balance of the consideration will be satisfied by offsetting future potential OSP against the purchase price.

The transactions were approved by a Special Committee of the Board of Directors of Flotek consisting solely of independent directors. Lazard acted as exclusive financial advisor and King & Spalding acted as exclusive legal advisor to the Special Committee. Piper Sandler acted as exclusive financial advisor and Brown Rudnick acted as exclusive legal advisor to ProFrac.

(1)

A non-GAAP financial measure. See Flotek’s reconciliation of this metric to the most comparable GAAP measure in Flotek’s Current Report on Form 8-K with respect to Flotek’s full year 2024 earnings announcement, filed with the Securities and Exchange Commission on March 10, 2025.

Conference Call Details

Flotek plans to discuss the transactions in more detail in connection with its earnings conference call on Wednesday, May 7, 2025, at 9:00 a.m. CST (10:00 a.m. EST).

Participants may access the call through Flotek’s website at www.flotekind.com under “News and Events” within the Investor Relations section, by telephone toll free at 1-800-836-8184 (international toll: 1-646-357-8785), or by using the following link to access the audience view of the webcast at https://app.webinar.net/KGZnYV43MXw approximately five minutes prior to the start of the call. Following the conclusion of the conference call, a recording of the call will be available on Flotek’s website.

About Flotek Industries, Inc.

Flotek Industries, Inc. is a leading chemistry and data technology company focused on servicing the Energy industry. The company’s top tier technologies leverage real-time data to deliver innovative solutions to maximize customer returns. Flotek has an intellectual property portfolio of over 130 patents, 20+ years of field and laboratory data, and a global presence in more than 59 countries.

Flotek has established collaborative partnerships focused on sustainable and optimized chemistry and data solutions, aiming to reduce the environmental impact of energy on land, air, water and people.

Flotek is based in Houston, Texas and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.” For additional information, please visit www.flotekind.com.

About ProFrac Holding Corp.

ProFrac Holding Corp. is a technology-focused, vertically integrated and innovation-driven energy services holding company providing hydraulic fracturing, proppant production, related completion services and complementary products and services to leading upstream oil and natural gas companies engaged in the exploration and production (“E&P”) of North American unconventional oil and natural gas resources. ProFrac operates through three business segments: Stimulation Services, Proppant Production and Manufacturing, in addition to Other Business Activities. For more information, please visit ProFrac’s website at www.PFHoldingsCorp.com.

Forward-Looking Statements

Certain statements set forth in this press release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). These forward-looking statements include, without limitation, statements regarding Flotek’s and ProFrac’s business, financial condition, results of operations and prospects, as well as statements regarding expected timing and anticipated benefits of the transactions described herein to each Flotek and ProFrac. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this press release reflect the good faith judgment of the companies’ management, such statements can only be based on facts and factors currently known to such management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Such risks include, without limitation, risks relating to each Flotek and ProFrac achieving the anticipated benefits of the transactions described herein. Further information about the risks and uncertainties that may impact Flotek and/or ProFrac are set forth in their respective most recent filings with the Securities and Exchange Commission on Form 10-K

(including, without limitation, in the “Risk Factors” section thereof), and in Flotek’s and/or ProFrac’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Flotek and ProFrac neither jointly nor individually undertake any obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this press release.

Flotek Investor Contact:

Mike Critelli

Director of Finance & Investor Relations

E: ir@flotekind.com

ProFrac Investor Contact:

Michael Messina

Director of Finance

E: investors@pfholdingscorp.com